UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.	)

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WOLFSPEED, INC.
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_________________________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
_________________________________________________________________

To the Shareholders of Wolfspeed, Inc.:

The 2023 Annual Meeting of Shareholders of Wolfspeed, Inc. (the “Annual Meeting”) will be held virtually at www.virtualshareholdermeeting.com/WOLF2023 and in person at the offices of the corporation in the Executive Conference Center, 4408 Silicon Drive, Durham, North Carolina 27703, on Monday, October 23, 2023, at 12:00 p.m. local time, to consider and vote upon the following matters and to transact such other business as may be properly brought before the meeting:
•Proposal No. 1—Election of ten directors
•Proposal No. 2—Approval of an Amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000
•Proposal No. 3—Approval of the Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan
•Proposal No. 4—Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending June 30, 2024
•Proposal No. 5—Advisory (nonbinding) vote to approve executive compensation
•Proposal No. 6—Advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation
All shareholders are invited to attend the meeting. Only shareholders of record at the close of business on August 31, 2023 are entitled to notice of and to vote at the meeting.
By order of the Board of Directors,

Bradley D. Kohn
Secretary
Durham, North Carolina
September [_], 2023

PLEASE NOTE:

We are primarily providing access to our proxy materials over the Internet pursuant to the Securities and Exchange Commission’s “notice and access” rules. Beginning on or about September [_], 2023, we expect to mail to our shareholders a Notice of Internet Availability of Proxy Materials, which will indicate how to access our 2023 Proxy Statement and 2023 Annual Report on the Internet. The Notice also includes instructions on how you can receive a paper copy of your annual meeting materials, including the notice of annual meeting, proxy statement and proxy card.
Whether or not you plan to attend the meeting, please submit voting instructions for your shares promptly using the directions on your Notice of Internet Availability of Proxy Materials or, if you elected to receive printed proxy materials by mail, your proxy card, to vote by one of the following methods: (1) over the Internet, by accessing the website address www.proxyvote.com; (2) by telephone, by calling the toll-free telephone number 1-800-690-6903; or (3) if you elected to receive printed proxy materials by mail, by marking, dating and signing your proxy card and returning it in the accompanying postage-paid envelope.

WOLFSPEED, INC.
____________________
PROXY STATEMENT
____________________

2023 PROXY SUMMARY

This summary highlights information contained in this proxy statement. The summary does not contain all of the information that you should consider; please read the entire proxy statement carefully before voting.

Annual Meeting of Shareholders	•	Place: Virtually at www.virtualshareholdermeeting.com/WOLF2023 and in person at our corporate offices in the Executive Conference Center, 4408 Silicon Drive, Durham, North Carolina 27703
	•	Date and time: Monday, October 23, 2023, at 12:00 p.m.
	•	Record Date: August 31, 2023
	•	Approximate Date of Availability of Proxy Materials: September [_], 2023
•
Voting: Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and to one vote for each of the other proposals to be voted on.

Voting matters and Board recommendations	•	Election of ten directors (FOR THE NOMINEES)
	•	Approval of an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000 (FOR)
	•	Approval of the Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan (FOR)
	•	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2024 (FOR)
	•	Advisory (nonbinding) vote to approve executive compensation (FOR)
	•	Advisory (nonbinding) vote on the frequency of future advisory votes on executive compensation (for ONE YEAR)

Board nominees	•	Glenda M. Dorchak. Director of ANSYS, Inc. and GlobalFoundries. Director since 2020.
	•	John C. Hodge. Founding Partner of Rubicon Technology Partners. Director since 2018.
	•	Clyde R. Hosein. Former Chief Financial Officer of AliveCor, Inc. Director since 2005.
	•	Darren R. Jackson. Former Board Member and Chief Executive Officer of Advance Auto Parts, Inc. Director since 2016.
	•	Duy-Loan T. Le. President of DLE Management Consulting LLC. Director since 2018.
	•	Gregg A. Lowe. President and Chief Executive Officer of the Company. Director since 2017.
	•	John B. Replogle. Founding Partner of One Better Ventures, LLC. Director since 2014.
	•	Marvin A. Riley. Former President and Chief Executive Officer of EnPro Industries, Inc. Director since 2021.
	•	Stacy J. Smith. Executive Chairman of Kioxia Corporation. Director since January 2023.
	•	Thomas H. Werner. Former Chairman and Chief Executive Officer of SunPower Corporation. Director since 2006.

Executive officers at end of fiscal year	•	Gregg A. Lowe, President and Chief Executive Officer
	•	Neill P. Reynolds, Executive Vice President and Chief Financial Officer

Amendment to Articles of Incorporation	We are seeking shareholder approval of an amendment to our Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000. Our Board of Directors recommends a FOR vote because we believe that the current number of authorized but unissued shares of common stock is not adequate to enable us, as the need may arise, to take advantage of market conditions and favorable opportunities involving the issuance of our common stock without the delay and expense associated with the holding of a special meeting of our shareholders.

2023 Long-Term Incentive Compensation Plan	We are seeking shareholder approval of our 2023 Long-Term Incentive Compensation Plan to replace our current plan that expires this year and to allow for an increase in the number of shares available for grant. Our Board of Directors recommends a FOR vote because we believe that the ability to make equity awards to our employees and directors is important to align their interests with those of our shareholders and to enable us to retain and motivate our employees.

Independent auditors	Although not required, we ask shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for our fiscal year ending June 30, 2024. Our Board of Directors recommends a FOR vote.

Advisory (nonbinding) vote to approve executive compensation	Annually, our shareholders consider and vote on the compensation of our named executive officers on an advisory (nonbinding) basis. Our Board of Directors recommends a FOR vote.

Advisory (nonbinding) vote on the frequency of future advisory votes on executive compensation
At least once every six years, our shareholders consider and vote on the frequency of future shareholder advisory votes on executive compensation on an advisory (nonbinding) basis. Our Board of Directors recommends a vote for ONE YEAR.

MEETING INFORMATION

The Board of Directors of Wolfspeed, Inc. (the “Company”) is asking for your proxy for use at the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) and any adjournments of the meeting. The meeting will be held virtually online and in person at our offices in the Executive Conference Center, 4408 Silicon Drive, Durham, North Carolina 27703, on Monday, October 23, 2023, at 12:00 p.m. local time, to conduct the following business and such other business as may be properly brought before the meeting: (1) election of the ten directors listed in this proxy statement; (2) approval of an amendment to the Articles of Incorporation of Wolfspeed, Inc., or the Charter, to increase the number of authorized shares of common stock from 200,000,000 to 400,000,000; (3) approval of the Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan, or the Proposed LTIP; (4) ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2024; (5) advisory (nonbinding) vote to approve executive compensation; and (6) advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation.
Consistent with our recent practice, we plan to hold our Annual Meeting virtually and in person so that more of our shareholders are able to participate in the meeting without the need to travel to our offices. We have limited space available at the in-person meeting (available on a first come, first served basis) and encourage shareholders to attend virtually.
You can attend the meeting online, vote your shares, and submit questions by visiting www.virtualshareholdermeeting.com/WOLF2023 and entering your unique 16-digit “Control Number” that is printed on the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form that you received. If you encounter any difficulty accessing the Annual Meeting or during the Annual Meeting, please call the phone number posted on the date of the Annual Meeting at www.virtualshareholdermeeting.com/WOLF2023 for general technical questions. If you lost your 16-digit control number or are not a shareholder, you will still be able to attend the meeting by visiting www.virtualshareholdermeeting.com/WOLF2023 and registering as a guest. If you enter the meeting as a guest, you will not be able to vote your shares at the meeting or submit questions during the meeting.
The Board of Directors recommends that you vote FOR the election of the director nominees listed in this proxy statement, FOR approval of the amendment to the Charter, FOR approval of the Proposed LTIP, FOR ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending June 30, 2024, FOR the advisory (nonbinding) vote to approve executive compensation, and for ONE YEAR (as opposed to two or three years) for holding an advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation.
Beginning on or about September [_], 2023, proxy materials for the annual meeting, including this proxy statement and our 2023 Annual Report, are being made available to shareholders entitled to vote at the Annual Meeting. The Annual Report is not part of our proxy soliciting materials.
Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to Be Held on October 23, 2023:
The Annual Report and proxy statement will be available on the Internet at
www.wolfspeed.com/annualmeeting
Pursuant to the Securities and Exchange Commission’s “Notice and Access” rules, we are furnishing proxy materials to our shareholders primarily via the Internet. Beginning on or about September [_], 2023, we intend to mail to our shareholders a Notice of Internet Availability of Proxy Materials, or Notice, containing instructions on how to access our proxy materials on the Internet, including our proxy statement and our Annual Report. The Notice also instructs you on how you can vote using the Internet. Other shareholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the Internet or by telephone, or have been mailed paper copies of our proxy materials and a proxy card or voting form.
Internet distribution of our proxy materials is designed to expedite receipt by shareholders, lower the cost of the annual meeting, and conserve natural resources. If, however, you would prefer to receive printed proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

VOTING PROCEDURES
Who Can Vote
Only shareholders of record of the Company at the close of business on August 31, 2023 are entitled to vote at the Annual Meeting and any adjournments of the meeting. As of the record date, there were [ ] shares of the Company’s common stock outstanding, each of which is entitled to one vote on each matter submitted to a vote at the meeting.
How You Can Vote
You may vote shares by proxy or at the Annual Meeting using one of the following methods:
•Voting by Internet. You can vote over the Internet at www.proxyvote.com. The deadline for voting over the Internet is Sunday, October 22, 2023 at 11:59 p.m. Eastern time.
•Voting by Telephone. You can vote by calling the toll-free telephone number at 1-800-690-6903. The deadline for voting by telephone is Sunday, October 22, 2023 at 11:59 p.m. Eastern time.
•Voting by Mail. If you requested printed proxy materials, you can vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by Sunday, October 22, 2023.
•Voting at the Annual Meeting. If you are a registered shareholder or beneficial owner of common stock holding shares at the close of business on the record date (August 31, 2023), you may attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/WOLF2023 and following the instructions to vote or submit questions during the meeting. In order to vote you will need the 16-digit control number that appears on your Notice, proxy card or voting instruction form, as applicable. Each shareholder has a unique control number so that we can ensure all voting instructions are genuine and prevent duplicative voting. Depending on the number of accounts in which you hold shares of common stock, you may receive and need to vote more than one control number. You can also vote in person at the meeting if you are the record owner of the shares to be voted or if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner. If a broker, bank, custodian or other nominee holds your shares, to vote in person at the meeting you must present a letter or other proxy appointment, signed on behalf of the broker or nominee, granting you authority to vote the shares.
How You Can Revoke Your Proxy and Change Your Vote
You can revoke your proxy and change your vote by (1) attending the meeting and voting virtually or in person; (2) delivering written notice of revocation of your proxy to the Secretary at any time before voting is closed; (3) timely submitting new voting instructions by telephone or over the Internet as described above; or (4) if you requested printed proxy materials, timely submitting a signed proxy card bearing a later date.
How Your Proxy Will Be Voted
If you timely submit your proxy over the Internet, by telephone, or by proxy card as described above and have not revoked it, your shares will be voted or withheld from voting in accordance with the voting instructions you gave. If you timely submit your proxy as described above without giving voting instructions, your shares will be voted FOR the election of the director nominees listed in this proxy statement, FOR approval of the amendment to the Charter, FOR approval of the Proposed LTIP, FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending June 30, 2024, FOR the advisory (nonbinding) vote to approve executive compensation, and for ONE YEAR for the advisory (nonbinding) vote on frequency of future shareholder advisory votes on executive compensation.
How You Can Vote Shares Held by a Broker or Other Nominee
If a broker, bank, custodian or other nominee holds your shares, you may have received a notice or voting instruction form from them. Please follow the directions that your broker, bank, custodian or other nominee provides or contact the firm to determine the voting methods available to you. Brokers are no longer permitted to vote in the election of directors (and many other matters, including Proposals 2, 3, 5 and 6) if the broker has not received instructions from the beneficial owner of shares. It is particularly important, if you are a beneficial owner, that you instruct your broker how you wish to vote your shares because brokers will have discretionary voting authority only with respect to Proposal 4 if you do not instruct your broker how you wish to vote your shares.
Quorum Required
A quorum must be present at the meeting before business can be conducted. A quorum will be present if a majority of the shares entitled to vote are represented at the Annual Meeting (either virtually or in person) or by proxy at the meeting. Shares represented by a proxy with instructions to withhold authority to vote or to abstain from voting on any matter will be considered present for purposes of determining the existence of a quorum. Shares represented by a proxy as to which a broker, bank, custodian or other nominee has indicated that it does not have discretionary authority to vote on certain matters (sometimes referred to as “broker non-votes”) will also be considered present for purposes of determining the existence of a quorum.
Vote Required
•Proposal 1 (Election of Directors). Directors will be elected by a plurality of the votes cast. The ten nominees who receive the most votes will be elected to fill the available positions. Shareholders do not have the right to vote cumulatively in electing directors. Withholding authority in your proxy to vote for a nominee will result in the nominee receiving fewer votes; however, because directors will be elected by a plurality of votes cast, votes withheld will have no effect in an uncontested election of directors (except as follows).
As set forth in the Corporate Governance Guidelines adopted by the Board of Directors, except in cases when there are more nominees than available seats, if a nominee elected to the Board by plurality vote received a number of “withhold” votes that is greater than 50% of all votes cast with respect to that nominee, the nominee shall tender the nominee’s resignation from the Board in writing to the Chairman prior to the first regular meeting of the Board that follows the meeting of shareholders at which the election was held and any meeting of the Board held in connection with it. The resignation will be effective only if and when it is accepted by the Board. Promptly after the Board reaches a decision, the Company will publicly disclose the action taken by the Board regarding the director’s tendered resignation.
•Proposal 2 (Approval of Amendment to the Charter). The amendment to the Charter will be approved if the votes cast for approval exceed the votes cast against approval.
•Proposal 3 (Approval of 2023 Long-Term Incentive Compensation Plan). The Proposed LTIP will be approved if the votes cast for approval exceed the votes cast against approval.
•Proposal 4 (Ratification of Appointment of Auditors). Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal 2024 will be approved if the votes cast for approval exceed the votes cast against approval. Although shareholder ratification of the appointment is not required by law or the Bylaws, the Audit Committee has determined that, as a matter of corporate governance, the selection of independent auditors should be submitted to the shareholders for ratification. If the appointment of PricewaterhouseCoopers LLP is not ratified by a majority of the votes cast at the Annual Meeting, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP in the future. Even if the appointment is ratified, the Audit Committee may change the appointment at any time during the year if it determines that the change would be in the Company’s best interest and the best interests of the shareholders.
•Proposal 5 (Advisory (Nonbinding) Vote to Approve Executive Compensation). With respect to the advisory (nonbinding) vote to approve executive compensation, the executive compensation will be approved if the votes cast for approval exceed the votes cast against approval. Because your vote to approve executive compensation is advisory, it will not be binding upon the Board of Directors, it will not overrule any decision by the Board, and it will not create or imply any additional fiduciary duties on the Board or any member of the Board. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements.
•Proposal 6 (Advisory (Nonbinding) Vote on Frequency of Future Shareholder Advisory Votes on Executive Compensation). The proposed frequency of future advisory votes on executive compensation will be decided by the majority of the votes cast. If none of the frequency options (one, two or three years) receives a majority of the votes cast, we will consider the frequency that receives the highest number of votes by shareholders to be the frequency that has been selected by shareholders. Because your vote is advisory, it will not be binding upon the Board of Directors, it will not overrule any decision by the Board of Directors, and it will not create or imply any additional fiduciary duties on the Board of Directors or any member thereof. However, the Board of Directors will take into account the outcome of the vote when making future decisions regarding the frequency of future shareholder advisory votes on executive compensation.

Abstentions and broker non-votes will not be counted for purposes of determining whether these proposals have received sufficient votes for approval.

PROPOSAL NO. 1—ELECTION OF DIRECTORS
Nominees for Election as Directors
All ten persons nominated for election to the Board of Directors at the Annual Meeting are currently serving as directors of the Company. The Company is not aware of any nominee who will be unable or will decline to serve as a director. If a nominee becomes unable or declines to serve, the proxies solicited by the Board of Directors may be voted for a substitute nominee, if any, designated by the Board. The term of office of each person elected as a director will continue until the later of the next annual meeting of shareholders or until such time as his or her successor has been duly elected and qualified.
The following tables list the nominees for election and information about each nominee. The Governance and Nominations Committee has recommended each nominee to the Board of Directors. Each nominee meets the criteria set forth in the Corporate Governance Guidelines, including that no Company director shall serve on more than four public company boards of directors, inclusive of service on the Company’s Board. In addition, each nominee meets the minimum share ownership guidelines set forth in the Corporate Governance Guidelines, under which the Chief Executive Officer is expected to hold shares with a value not less than six times his base salary, and each non-employee member of the Board is expected to hold shares with a value not less than five times the sum of the director’s annual cash retainers for service on the Board and on Board committees, within five years after election or appointment to the Board. A copy of the Corporate Governance Guidelines is available on the Company’s website at https://investor.wolfspeed.com under “Governance”.
Under the charter of the Governance and Nominations Committee, the Governance and Nominations Committee is responsible for identifying from a wide field of candidates, including women and minority candidates, and recommending that the Board select qualified candidates for membership on the Board. In identifying candidates, the Governance and Nominations Committee takes into account such factors as it considers appropriate, which may include (1) ensuring that the Board, as a whole, is diverse as to race, gender, culture, thought and geography, such that the Board reflects a range of viewpoints, backgrounds, skills, experience and expertise, and consists of individuals with relevant technical skills, industry knowledge and experience, financial expertise and local or community ties; (2) minimum individual qualifications, including strength of character, mature judgment, relevant career experience, independence of thought and an ability to work collegially; (3) questions of independence, possible conflicts of interest and whether a candidate has special interests or a specific agenda that would impair his or her ability to effectively represent the interests of all shareholders; (4) the extent to which the candidate would fill a present need on the Board; and (5) whether the candidate can make sufficient time available to perform the duties of a director.

Name	Age	Principal Occupation and Background	Director Since
Glenda M. Dorchak	69
Ms. Dorchak has been a member of the Board of Directors since January 2020. Ms. Dorchak’s career began with 22 years at IBM Corporation where she held management and executive positions in IBM Canada and IBM Corporation, including General Manager and Director of IBM Direct, and Director, General Business, of IBM Personal Systems Group North America. From 1998 to 2000, she was President and later Chief Executive Officer of Value America (VA) before joining Intel Corporation in 2001 as Vice President and Chief Operating Officer of the Intel Communications Group and later Vice President and Group General Manager of the Broadband Products Group and followed by the Consumer Electronics Group. From 2006 to 2008, Ms. Dorchak served as chairman and Chief Executive Officer of Intrinsyc Software before joining VirtualLogix in 2009 as Vice Chair and Chief Executive Officer until its acquisition by Redbend Software in September 2010. Subsequently, she held the position of Executive Vice President and General Manager of global business for Spansion from 2012 to 2013. Ms. Dorchak also serves as an independent director on the public boards of ANSYS (Nasdaq: ANSS) since June 2018 and GlobalFoundries Inc. (Nasdaq: GFS) since May 2019. Prior board experience includes Mellanox Technologies Ltd. from 2009 to 2020 when it was acquired by Nvidia, Quantenna Communications, Inc. from 2018 to 2019 when it was acquired by ON Semiconductor, and Viavi Solutions (Nasdaq: VIAV) from 2019 to November 2021.
Ms. Dorchak’s qualifications to serve as a director include over 35 years in operating and leadership positions in the technology industry including as Chief Executive Officer of two public companies and one private company and as Vice President and Group General Manager at Intel Corporation. She brings deep industry knowledge, strategy and business development acumen and extensive leadership and business management experience. Ms. Dorchak also has over 20 years of experience as an independent director on boards of public technology companies.
			2020
John C. Hodge	56
Mr. Hodge has been a member of the Board of Directors since October 2018. He is a founding partner of private-equity firm Rubicon Technology Partners, which he joined in 2012. Prior to that, Mr. Hodge was a Senior Advisor and Senior Managing Director with Blackstone Group, a private equity firm, from 2006 to 2011. From 1998 to February 2006, Mr. Hodge was Senior Advisor, Managing Director and Global Head of Corporate Finance of the Technology Group of Credit Suisse First Boston. He also previously held positions at Morgan Stanley and Robertson Stephens. Mr. Hodge has spent more than 25 years as an investor in and advisor to the global semiconductor and technology industry.
Mr. Hodge’s qualifications to serve as a director include his years of experience in private equity, corporate finance, and merger and acquisition transactions and his extensive experience as a director of semiconductor companies, including Silicon Image, Inc. from 2007 to 2014 and Freescale Semiconductor, Ltd. from 2008 to 2011. He brings to the Board of Directors his financial expertise and his work as a private equity investor analyzing and focusing on creating long-term value through operational improvements utilizing a repeatable process driven approach.
			2018

Name	Age	Principal Occupation and Background	Director Since
Clyde R. Hosein	64
Mr. Hosein has been a member of the Board of Directors since December 2005. From March 2021 to April 2023, he served as Chief Financial Officer of AliveCor, Inc., a global leader in FDA-cleared personal electrocardiogram (ECG) technology and services. Prior to that, Mr. Hosein served as Chief Financial Officer of Automation Anywhere, Inc., an enterprise software provider of robotic process automation, from December 2017 to March 2021. From August 2013 to May 2017, he served as Executive Vice President and Chief Financial Officer of RingCentral, Inc., a publicly traded provider of software-as-a-service cloud-based business communications solutions. Prior to this, Mr. Hosein served from June 2008 to October 2012 as Chief Financial Officer of Marvell Technology Group Ltd., a publicly traded semiconductor provider of high-performance analog, mixed-signal, digital signal processing and embedded microprocessor integrated circuits, and he also served as its Interim Chief Operating Officer and Secretary from October 2008 to March 2010. From 2003 to 2008, he served as Vice President and Chief Financial Officer of Integrated Device Technology, Inc., a provider of mixed-signal semiconductor solutions. From 2001 to 2003, he served as Senior Vice President, Finance and Administration and Chief Financial Officer of Advanced Interconnect Technologies, a semiconductor assembly and test company. He has also held other senior level financial positions, including the role of Chief Financial Officer at Candescent Technologies, a developer of flat panel display technology. Early in his career, he spent 14 years in financial and engineering roles at IBM Corporation. Mr. Hosein also serves as a director of Dentsply Sirona Inc. (Nasdaq: XRAY), one of the world’s largest manufacturers of professional dental products and technologies, since September 2020.
Mr. Hosein’s qualifications to serve as a director include his years of experience as an executive officer in publicly traded companies in the semiconductor industry, including his roles in operational management, his substantial experience as a chief financial officer responsible for the finance and accounting functions of publicly traded companies, his service on the board of another publicly traded company, including as a member of the audit committee of the publicly traded company, his qualifications as an audit committee financial expert, and his technical background and significant experience in technology-based companies generally.
			2005

Name	Age	Principal Occupation and Background	Director Since
Darren R. Jackson	58
Mr. Jackson has been a member of the Board of Directors since May 2016, and has served as Chairman of the Board of the Company since October 2018. From July 2004 to January 2016, he served on the Board of Directors of Advance Auto Parts, Inc., and served as its Chief Executive Officer from January 2008 to January 2016.  Mr. Jackson also served as President of Advance Auto Parts from January 2008 to January 2009 and from January 2012 to April 2013. Prior to this, Mr. Jackson served in various executive positions with Best Buy Co., Inc., a specialty retailer of consumer electronics, office products, appliances and software, ultimately serving from July 2007 to December 2007 as Executive Vice President of Customer Operating Groups. Mr. Jackson joined Best Buy in 2000 and was appointed as its Executive Vice President-Finance and Chief Financial Officer in February of 2001. Prior to 2000, he served as Vice President and Chief Financial Officer of Nordstrom, Inc., Full-line Stores, a fashion specialty retailer, and held various senior positions, including Chief Financial Officer of Carson Pirie Scott & Company, a regional department store company. Mr. Jackson also served as a director of Fastenal Company (Nasdaq: FAST), which sells industrial and construction supplies, from July 2012 until April 2020.
Mr. Jackson’s qualifications to serve as a director include his years as a Chief Executive Officer, President and Chief Financial Officer of publicly traded companies in the retail and distribution industries, including his operational, logistical and executive management, financial and accounting acumen and experience.
			2016
Duy-Loan T. Le	61
Ms. Le has been a member of the Board of Directors since October 2018. She retired from Texas Instruments Inc. in February 2015, most recently holding the title of Senior Fellow since 2002. During her 33-year career at Texas Instruments, Ms. Le held various leadership positions, including Advanced Technology Ramp Manager for the Embedded Processing Division and worldwide project manager for the Memory Division. Since 2016, she has been president and sole partner of DLE Management Consulting LLC, a management consulting firm. Ms. Le has 33 years of experience in semiconductors, specifically in chip design, silicon manufacturing technology development, and advanced technology manufacturing from concept to high volume production, and 33 years of global business experience, including managing global R&D centers, joint ventures, foundries, and OSAT (Outsourced Semiconductor Assembly and Test) partnerships in Asia and Europe. Ms. Le is currently a member of the board of directors of Cirrus Logic, Inc. (Nasdaq: CRUS), National Instruments Corp. (Nasdaq: NATI) and Atomera Incorporated (Nasdaq: ATOM), and also served as a director of Ballard Power Systems (Nasdaq: BLDP) from 2017 to February 2023.
Ms. Le’s qualifications to serve as a director include her extensive experience in various aspects of semiconductor design and manufacture, including operations, research and development, product launch, customer interfacing, foundry partnership, and supply chain management while at Texas Instruments. She also has 20 years of experience serving on public company boards of directors.
			2018

Name	Age	Principal Occupation and Background	Director Since
Gregg A. Lowe	61
Mr. Lowe has served as the Company’s President, Chief Executive Officer and as a member of the Board of Directors since September 2017. From June 2012 to December 2015, he served as president and CEO of Freescale Semiconductor, Ltd., a $5 billion company with 17,000 employees and products serving automotive, industrial, consumer and communications markets. Prior to that, he had a long career spanning 28 years at Texas Instruments, most recently serving as senior vice president and leader of the analog business. In addition to his experience with semiconductor companies, Mr. Lowe also holds board positions with Silicon Labs in Austin, Texas (Nasdaq: SLAB), North Carolina Agricultural and Technical State University (NC A&T), where he serves as a trustee, and The Rock and Roll Hall of Fame in Cleveland, Ohio, where he serves as chairman of the board.
Mr. Lowe brings to the Board extensive leadership and deep industry experience from his long career serving publicly-traded companies in the semiconductor industry. Further, Mr. Lowe’s leadership position as the Chief Executive Officer of the Company equips him with a unique perspective to inform Board deliberations on the vision for the company moving forward in addition to crucial insights on the general management and operations of the Company.
			2017
John B. Replogle	57
Mr. Replogle has been a member of the Board of Directors since January 2014. Since October 2017, he has served as a Founding Partner of One Better Ventures, LLC, a venture capital firm focused on consumer brands that have a positive impact. From March 2011 to October 2017, he served as Chief Executive Officer and President of Seventh Generation, Inc., a manufacturer and distributor of sustainable household products. From 2006 to 2011, Mr. Replogle served as President and Chief Executive Officer of Burt’s Bees, Inc., and from 2003 to 2006, he served as General Manager of Unilever’s Skin Care division. Previously, he worked for Diageo, Plc for seven years in a number of different capacities, including as President of Guinness Bass Import Company and Managing Director of Guinness Great Britain. He started his career with the Boston Consulting Group. Mr. Replogle is currently a member of the board of directors of Grove Collaborative, Inc. (NYSE: GROV), and also served as a director of Sealy Corporation, a publicly traded mattress manufacturer, from 2010 to 2013, until its sale to Tempur-Pedic International Inc.
Mr. Replogle’s qualifications to serve as a director include significant senior executive leadership experience, including eleven years of experience as chief executive officer at two companies, as well as deep experience in marketing, branding and distribution of consumer goods. This experience provides him valuable perspective in his role as a director and member of our Audit Committee.
			2014

Name	Age	Principal Occupation and Background	Director Since
Marvin A. Riley	49
Mr. Riley has been a member of the Board of Directors since January 2021. He served as President and Chief Executive Officer of EnPro Industries, Inc. (NYSE: NPO) from July 2019 to July 2021, after previously serving as executive vice president and chief operating officer since July 2017. He has also served in various leadership positions including president of the company’s Fairbanks Morse division; vice president of the company’s corporate manufacturing function; and vice president of global operations for its GGB division. Prior to joining EnPro, Mr. Riley was an executive with General Motors Corporation, working within the General Motors Vehicle Manufacturing Group where he held multiple positions of increasing responsibility from 1997 to 2007. Mr. Riley’s extensive experience at GM includes leadership positions in general assembly, body operations, dimensional control, plant maintenance and supporting multiple vehicle launches. He also credits his deep understanding of lean manufacturing to his time at GM.
Mr. Riley’s qualifications to serve as a director include his long history of executive positions in the automotive and technology industries, including roles in operations and manufacturing, in addition to his experience as a chief executive officer of a publicly traded technology company.
			2021

Name	Age	Principal Occupation and Background	Director Since
Stacy J. Smith	60
Mr. Smith has been a member of the Board of Directors since January 2023. He has served as Executive Chairman of Kioxia Corporation (formerly Toshiba Memory Corporation) since October 2018 and as non-executive chair and member of the board of directors of Autodesk, Inc. since June 2018 and November 2011, respectively. Mr. Smith previously served as Group President of Sales, Manufacturing and Operations at Intel Corporation from February 2017 to January 2018; as the Executive Vice President, Manufacturing, Operations and Sales from October 2016 to February 2017; as Executive Vice President, Chief Financial Officer from November 2012 to October 2016; as Senior Vice President, Chief Financial Officer from January 2010 to November 2012; as Vice President, Chief Financial Officer from 2007 to 2010; as Vice President, Assistant Chief Financial Officer from 2006 to 2007; as Vice President, Finance and Enterprise Services and Chief Information Officer from 2004 to 2006; and in other roles of increasing responsibility after he joined Intel in 1988. Mr. Smith also serves on The California Chapter of The Nature Conservancy Board of Trustees and the University of Texas McCombs School of Business Advisory Board. Mr. Smith previously served on the boards of directors of Metromile, Inc., from July 2018 to February 2021, Virgin America from February 2014 until it was acquired by Alaska Air Group in December 2016, and Gevo, Inc. from June 2010 to June 2014.
Mr. Smith’s qualifications to serve as a director include an extensive breadth of expertise in the technology industry, with significant senior executive leadership experience including almost 10 years as Intel’s Chief Financial Officer. He brings deep strategic thinking and strong analytical skills as evidenced from his roles across finance as Chief Financial Officer, and as Group President of Sales, Manufacturing and Operations as well as technical expertise from his role as Chief Information Officer. He has served on multiple public boards for more than two decades and has helped take two companies public. He is currently Executive Chairman of a Japanese semiconductor company and Chairman of the board of a U.S. software company.
			2023
Thomas H. Werner	63
Mr. Werner has been a member of the Board of Directors since March 2006. He served as the Chairman of the Board of Directors for SunPower Corporation, a publicly traded manufacturer and marketer of high-efficiency solar cells and solar panels, from June 2010 to November 2021, and served as the Chief Executive Officer of SunPower from June 2003 to April 2021. Prior to SunPower, he served as Chief Executive Officer of Silicon Light Machines Corporation, an optical solutions subsidiary of Cypress Semiconductor Corporation, from July 2001 to June 2003. Earlier, Mr. Werner was Vice President and General Manager of the Business Connectivity Group of 3Com Corporation, a network solutions company.
Mr. Werner’s qualifications to serve as a director include significant executive leadership and operational management experience gained at businesses in the technology sector, and the semiconductor industry in particular, including his experience as a chief executive officer of a publicly traded “green technology” company for eighteen years.
			2006

Summary of Skills of Nominees

NAME	Banking/ Capital Markets	CFO Experience/ Accounting	General Management	Government/ Regulatory	HR/Labor	Industry Exp.: Semiconductor/ IOT / AI	International	M&A/ Integration	Marketing/Sales	Operations	Risk Management	Strategy	Supply Chain/ Logistics	Technology/ Security
Glenda Dorchak	✓		✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
John Hodge	✓	✓	✓			✓	✓	✓		✓	✓	✓		
Clyde Hosein	✓	✓	✓			✓		✓		✓	✓	✓	✓	✓
Darren Jackson	✓	✓	✓		✓			✓	✓	✓	✓	✓		
Duy-Loan Le			✓			✓	✓			✓		✓	✓	
Gregg Lowe			✓			✓	✓	✓	✓	✓	✓	✓		✓
John Replogle			✓		✓		✓	✓	✓	✓	✓	✓		
Marvin Riley	✓		✓	✓	✓		✓	✓	✓	✓	✓	✓	✓	
Stacy Smith	✓	✓	✓			✓	✓	✓		✓	✓	✓	✓	✓
Tom Werner	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓

Director Nominee Highlights

WOLFSPEED BOARD DEMOGRAPHICS

From our total of 10 incumbent director nominees up for election at the Annual Meeting

DIVERSE REPRESENTATION

40%

20% FEMALE NOMINEES

30% RACIALLY/ETHNICALLY DIVERSE NOMINEES

FEMALE AND/OR RACIALLY/ETHNICALLY DIVERSE

2 FEMALE DIRECTOR NOMINEES

1 AFRICAN AMERICAN DIRECTOR NOMINEE

2 ASIAN AMERICAN DIRECTOR NOMINEES

1 OF 3

Standing board committees chaired by female director: **GLENDA DORCHAK (COMPENSATION COMMITTEE)**

1 OF 3

Standing board committees chaired by racially/ethnically diverse director: **CLYDE HOSEIN (AUDIT COMMITTEE)**

RANGE OF TENURES*

- 0–5: 5
- 6–10: 3
- >10: 2

AVERAGE TENURE: **7.5 YEARS**

MIX OF AGES*

- 45–59: 4
- 60–65: 5
- 66+: 1

90% ARE 65 OR YOUNGER

AVERAGE AGE: **59.8**

INDEPENDENT OVERSIGHT

9 OF 10

INDEPENDENT DIRECTOR NOMINEES

ALL THREE BOARD COMMITTEES ARE INDEPENDENT

The Board of Directors recommends shareholders
vote FOR election of the nominees named above.

Executive Officers
Mr. Lowe serves as both an executive officer of the Company and a member of the Board of Directors. Neill P. Reynolds (age 48) also serves as an executive officer of the Company.
Mr. Reynolds was appointed as Executive Vice President and Chief Financial Officer of the Company effective August 27, 2018. Before joining the Company, Mr. Reynolds most recently served as the Senior Vice President of Finance, Strategy and Procurement for NXP Semiconductors N.V., or NXP, from December 2015 to August 2018. Prior to this time, Mr. Reynolds served as Vice President of Finance for Freescale Semiconductor, Ltd., or Freescale, from January 2013 until November 2015. Prior to his work with NXP and Freescale, Mr. Reynolds served in finance positions with other international technology companies including General Electric and Advanced Micro Devices.
Code of Ethics and Code of Conduct
We have adopted a Code of Ethics applicable to our senior financial officers, including our Chief Executive Officer, or CEO, Chief Financial Officer, or CFO, and Executive Vice Presidents. The full text of our Code of Ethics is published on our website at https://investor.wolfspeed.com under “Governance”. Consistent with Item 5.05 of Form 8-K, we intend to disclose future amendments to, or waivers from, the Code of Ethics on our website within four business days following the date of such amendment or waiver. We will also provide a copy of our Code of Ethics to any person, without charge. All such requests should be in writing and sent to the attention of the Corporate Secretary, Wolfspeed, Inc., 4600 Silicon Drive, Durham, NC 27703.
We have also adopted a Code of Conduct that applies to all of our employees, including our officers, and our directors. The Code of Conduct sets forth our policies and expectations for employees and directors to act ethically and in compliance with applicable laws, rules and regulations generally and with respect to certain specific topics. The full text of our Code of Conduct is published on our website at https://investor.wolfspeed.com under “Governance”.
Board Composition and Independence of Directors
The size of the Board of Directors was fixed at not less than five nor more than ten members by the Company’s shareholders, with the Board determining the number within that range from time to time. Ten persons have been nominated for election at the Annual Meeting. The proxies solicited by the Board of Directors cannot be voted for more than ten nominees.
A majority of the Board of Directors must be comprised of independent directors for the Company to comply with the listing requirements of the New York Stock Exchange (the “NYSE”), or the NYSE Listing Rules. Currently, the Board of Directors is composed of Messrs. Lowe, Hodge, Hosein, Jackson, Replogle, Riley, Smith and Werner and Mses. Dorchak and Le. The Board of Directors has determined that nine of the present directors—Messrs. Hodge, Hosein, Jackson, Replogle, Riley, Smith and Werner and Mses. Dorchak and Le—are each an “independent director” within the meaning of the applicable NYSE Listing Rules.
The Leadership Structure of the Board of Directors
The leadership of the Board of Directors includes the Chairman of the Board, the Lead Independent Director (if the Chairman is not independent), and the Chairman of each of the Audit Committee, the Compensation Committee and the Governance and Nominations Committee.
The responsibilities of the Chairman of the Board under our Bylaws are to preside at meetings of the Board of Directors and shareholders and to perform such other duties as may be directed by the Board from time to time. The Chairman also has the power to call meetings of the Board of Directors and of the shareholders. Mr. Jackson has served as Chairman of the Board since 2018.
The day-to-day work of the Board of Directors is conducted through its three principal standing committees—Audit, Compensation and Governance and Nominations—to which the Board has delegated authority and responsibilities in accordance with the committees’ respective charters. The Chairmen of each of these committees are independent directors appointed by the Board upon the recommendation of the Governance and Nominations

Committee. Under our Corporate Governance Guidelines, the Chairman of each committee is responsible for development of the agenda for committee meetings, and each committee must regularly report to the Board of Directors on the discussions and actions of the committee.
The Board of Directors has determined that this leadership structure is appropriate for the Company and best serves the interests of the shareholders under the present circumstances. In particular, the Board has determined that the Company is best served by having Mr. Jackson hold the position of Chairman of the Board. This determination is based in part upon the experience, leadership qualities and skills that Mr. Jackson brings to the Board, as detailed in the section captioned “Nominees for Election as Directors” on page 7. In addition, Mr. Jackson has familiarity with the Company’s unique opportunities and challenges from his prior service on the Board, in addition to his wealth of public company executive and board experience, including previously serving as Chief Executive Officer and director of Advance Auto Parts, Inc. As such, the Board determined that Mr. Jackson’s ability to lead discussions on matters affecting the Company maximizes the efficiency and productivity of the deliberations of the Board. Although the Board believes this structure is appropriate under the present circumstances, the Board has also affirmatively determined not to adopt a policy on whether the roles of Chairman and CEO should be separated or combined because the Board believes that there is no single best blueprint for structuring board leadership and that, as circumstances change, the optimal leadership structure may change.
Board’s Role in Risk Oversight
The Board, acting itself or through one or more of its committees, has general oversight responsibility for corporate risk management, including oversight of management’s implementation of risk management practices. While the Board is responsible for risk oversight, management is ultimately responsible for assessing and managing our risk exposures. The Board directly oversees management’s assessment, mitigation efforts and monitoring of strategic and operational risks, such as those relating to competitive dynamics, market trends and developments in the Company’s industry, changes in economic conditions and cybersecurity. Senior management regularly updates business plans for each of the Company’s product lines, including an assessment of strategic and operational risks and responses to identified risks, and members of the Board and senior management meet annually to review these plans. In addition, senior management reports to the Board at each quarterly Board meeting on progress made against these strategic plans, including an update on changes in risk exposure and management’s responses to the changes.
The Board also fulfills its risk oversight role through its committees. Specifically, the Audit Committee charter assigns it the responsibility to review periodically with management, the internal auditors, and the independent auditors the Company’s significant financial risk exposures, including the Company’s policies with respect to risk assessment and Company-wide risk management, and to assess the steps management has taken to monitor and control such exposures. The Audit Committee regularly discusses material risks and exposures with our independent registered public accounting firm and receives reports from our accounting and internal audit management personnel regarding such risks and exposures and how management has attempted to minimize the exposures. The Audit Committee’s primary focus is financial risk, including our internal control over financial reporting. Particular areas of focus of the Audit Committee include risks associated with taxes, liquidity, investments, information technology security, material litigation, and compliance. The Company has a Chief Compliance Officer who reports directly to our General Counsel and who attends Audit Committee meetings. The Chief Compliance Officer is responsible for the Company’s global corporate compliance program, consisting of legal and regulatory policies and procedures, that includes employee training on how to implement and comply with these policies and procedures.
Similarly, the Compensation Committee charter assigns it the responsibility to review periodically with management the Company’s compensation programs as they relate to risk management practices and risk-taking incentives, including an assessment of whether the Company’s compensation policies and practices encourage excessive or inappropriate risk-taking. The Committee also considers risk management as it develops and approves incentive and other compensation programs for our executive officers, and it performs risk oversight in the area of management succession.
Each of these committees reports to the Board of Directors with respect to the risk categories it oversees. These ongoing discussions enable the Board to monitor our risk exposure and evaluate our risk mitigation efforts.

Compensation Program Risk Assessment
We have assessed our compensation programs and have concluded that risks arising from our compensation policies and practices are not reasonably likely to have a material adverse effect on us. The risk assessment process included a review by management and by Compensia, Inc., or Compensia, independent consultants to the Compensation Committee for fiscal 2023, specifically relating to our executive compensation. The risk assessment of compensation policies and practices, focusing on programs with variable compensation, includes:
•restricted stock unit awards and performance stock unit awards under our 2013 Long-Term Incentive Compensation Plan, or the Current LTIP;
•performance unit awards payable to our CEO and to our Executive Vice President(s) under the Current LTIP which provide for cash payments based upon achieving annual corporate financial goals; and
•awards under our cash incentive bonus plan, in which most of our senior managers (other than our named executive officers) participate and may receive payments based upon achieving annual corporate financial goals.
Based upon this review, we concluded that our compensation policies and practices do not encourage excessive or inappropriate risk-taking.  We believe our programs are appropriately designed to encourage our employees to make decisions that should result in positive short-term and long-term results for our business and our shareholders.
Corporate Social Responsibility
The Company is committed to creating a responsible and sustainable business environment through focused attention on the Company’s impact on our people and communities, as well as environmental sustainability.
For more than 35 years, since the Company’s beginnings in a lab at NC State University, the Company has been innovating and delivering technology solutions designed to enable our customers and society to do more with less—by supplying semiconductor components that enable greater efficiency and performance, smaller systems, and lower costs. We are on a mission to transform the semiconductor market with the adoption of silicon carbide. Our continued innovation and commercialization of silicon carbide and gallium nitride (GaN) enable other industry pioneers to develop products that are the next generation in energy efficiency. Wolfspeed® technologies are at the heart of today’s biggest industry transformations, including the move to electric vehicles, wireless infrastructure to unlock the potential of smart cities, and ubiquitous power storage to enable the broader adoption of alternative energy.

People and Communities
We are committed to creating and sustaining a culture where all employees are engaged and can contribute to their full potential. Our culture fosters an inclusive workplace, and our hiring efforts develop employees from the communities where we operate. Employee health and safety is key to our culture and success. Our employees are empowered to actively identify safety issues, take ownership for working safely, openly report concerns, and recognize positive behaviors that promote a safe work environment. We aim to hire the best available talent, develop our employees, and promote from within. We fuel long-term growth opportunities through an internal mobility practice that combines ongoing workforce development, leadership training, education assistance and career path planning.
Our response to the pandemic pushed us to reflect on how we could become a better employer for the long-term. For those employees whose positions do not require being on site, we created a new program called “Work Where it Works.” It was designed to enable better work/life balance and ultimately help employees be more productive by developing their ideal working schedule. The introduction of this program put more control into our employees’ hands about where and when they work, and we have continued to embrace “Work Where it Works” today, allowing us to recruit talent outside of the immediate geographic vicinity of our facilities, giving Wolfspeed the ability to integrate a broader and more diverse pool of talent into the organization.
In parallel, we continue to strengthen our culture of empowering and listening to our people. Our employees have created eight employee resource groups (ERGs) with hundreds of participants. With the input from these ERGs, we have been steadily improving the inclusivity of our culture along with our people’s daily experience, including benefits programs that more closely align with their needs. Providing our employees with an environment to do their best work is our top priority.
We have also continued to strengthen our company-wide philanthropic programs with a mission to help our communities ensure our neighbors have a roof over their heads, enough to eat and an opportunity to excel. As we develop strategic and impactful relationships with community organizations, we pay special attention to communities which are struggling economically, those with marginalized populations, and where students of color can be mentored and provided resources and opportunities related to Science, Technology, Engineering and Math (STEM) education. We believe addressing educational opportunities, hunger and homelessness in these communities will help close the opportunity gap we see and experience in our society. As we plan our capacity expansions, we continue to cultivate further opportunities to positively impact and engage local communities and populations.
Diversity, Equity and Inclusion
We believe diversity, equity, and inclusion drive better business results and make all of us better employees and people. We are striving to build an environment where inclusivity is real and active, rather than theoretical and static. We celebrate our employees’ differences and authenticity, and understand that diverse ideas, perspectives, thinking styles, and backgrounds produce higher quality decisions, enabling us to solve problems other companies consider to be impossible. Our efforts to foster a diverse and inclusive workplace include our ERGs and a Diversity, Equity and Inclusion leadership team that partners with our Human Resources department and various scholarship programs in our surrounding communities. Our ERGs include The AAPI Employee Resource Group; The Black | Hispanic | Latinx (BHL) ERG; The Mental Health Allies ERG; The PRIDE Group; The Veterans Pact; The Women’s Initiative, the Early-In-Career (EIC) ERG, and our latest addition, Interfaith Networks. We believe these ERGs and initiatives help contribute to the development of future leaders, increased employee engagement and expanded market reach.
Environmental Sustainability
Our business is built on the power of silicon carbide and the innovative possibilities unleashed by the technology. Our products enable customers to deliver more efficient solutions that significantly reduce greenhouse gas emissions and reduce fossil fuel usage through energy efficiency. Our goal is to safely design and develop products that realize energy efficiency, minimize environmental impacts, and have sustainable life cycles.
In our operations, we promote improvement to our environmental performance and reducing the overall impacts of our manufacturing processes. We are focused on sustainability as we expand our production capacity. Our new factories have energy, water, and waste reduction savings built into their design. For example, our new Mohawk

Valley Fab is designed to be LEED certified. From a quality perspective, we advance our “Zero-Defect Mindset” throughout our factories. This mindset helps us reduce waste and improve raw material usage, as well as increase customer satisfaction to meet the standards required by target industries.
For more information about our corporate responsibility efforts, please refer to the Sustainability section of our website at www.wolfspeed.com/company/sustainability. These materials and our website are not incorporated by reference in, and are not part of, this proxy statement.
Attendance at Meetings
The Board of Directors held ten meetings during fiscal 2023. Each incumbent director attended or participated in 75% or more of the aggregate number of meetings of the Board of Directors held during the period in which he or she was a director and the number of meetings of committees on which he or she served that were held during the period of his or her service.
In accordance with our Corporate Governance Guidelines, our independent directors hold regularly scheduled meetings, convened and presided over by the Chairman (or if the Chairman is not independent, by the Lead Independent Director), immediately following each regularly scheduled Board meeting.
The Company expects all directors to attend each annual meeting of shareholders absent good reason. All nine directors serving at that time and standing for reelection attended the 2022 Annual Meeting of Shareholders (attended virtually).
Standing Committees
The standing committees of the Board of Directors include the Audit Committee, the Governance and Nominations Committee and the Compensation Committee. Each of these committees operates under a written charter adopted by the Board of Directors, copies of which are available on the Company’s website at https://investor.wolfspeed.com under “Governance”. Each committee is composed solely of independent directors. The following is a brief description of the responsibilities of each of the existing standing committees and their composition.
Audit Committee
The Audit Committee is appointed by the Board of Directors to oversee the accounting and financial reporting processes of the Company and audits of the Company’s financial statements. The responsibilities of the Audit Committee include acting on the Board of Directors’ behalf in providing oversight with respect to (1) the quality and integrity of the Company’s financial statements and internal accounting and financial controls; (2) all audit, review and attest services relating to the Company’s financial statements and internal controls, including the appointment, compensation, retention and oversight of the work of the independent auditors engaged to provide audit services to the Company; (3) the independent auditor’s qualification and independence; (4) the Company’s compliance with legal and regulatory requirements; and (5) the performance of the Company’s internal audit function and independent auditors. In addition, the Audit Committee is charged with conducting appropriate review and oversight of any related person transactions, other than related person transactions for which the Board of Directors has delegated review to another independent body of the Board of Directors.
The members of the Audit Committee during fiscal 2023 were Messrs. Hodge, Hosein, Jackson, Replogle and Smith (after he joined the Board in January 2023). The Board of Directors has determined that all members of the Committee are “independent directors” within the meaning of the applicable NYSE Listing Rules, including the special independence requirements applicable to Audit Committee members. Mr. Hosein is Chairman of the Audit Committee and has served in that capacity since October 2018. The Board of Directors has determined that each of Messrs. Hodge, Hosein, Jackson, Replogle and Smith is an “audit committee financial expert” as defined in Item 407 of Regulation S-K of the Securities and Exchange Commission. The Audit Committee held four meetings during fiscal 2023. The Audit Committee from time to time also takes action by unanimous written consent in lieu of holding a meeting.

Governance and Nominations Committee
The Governance and Nominations Committee is appointed by the Board of Directors to assist the Board of Directors in fulfilling its responsibilities to shareholders by (1) identifying individuals qualified to become directors and recommending that the Board of Directors select the candidates for all directorships to be filled by the Board of Directors or by the shareholders; (2) upon the recommendation of the Compensation Committee, determining compensation arrangements for non-employee directors; (3) developing and recommending to the Board of Directors Corporate Governance Guidelines for the Company; (4) the evaluation of the Board of Directors and its dealings with management as well as appropriate committees of the Board of Directors; (5) assisting the Board of Directors in discharging its oversight responsibility related to environmental, social and governance (“ESG”) matters such as climate change impacts, energy and natural resources conservation, environmental and supply chain sustainability, human rights, employee health, safety and well-being, diversity, equity and inclusion, and corporate charitable and philanthropic activities and other ESG issues that are relevant and material to the Company; and (6) otherwise taking a leadership role in shaping the corporate governance of the Company.
The members of the Governance and Nominations Committee during fiscal 2023 were Messrs. Hodge, Hosein, Jackson, Replogle, Riley, Smith (after he joined the Board in January 2023) and Werner and Mses. Dorchak and Le. The Board of Directors has determined that all members of the Committee are “independent directors” within the meaning of the applicable NYSE Listing Rules. Mr. Replogle is Chairman of the Governance and Nominations Committee and has served in that capacity since October 2018. The Governance and Nominations Committee charter establishes a policy with regard to the consideration of director candidates, including those candidates recommended by shareholders. The Governance and Nominations Committee will consider written nominations properly submitted by shareholders according to procedures set forth in the Company’s Bylaws. For a description of these procedures and policies regarding nominations see “Procedures for Director Nominations” and “2024 Annual Meeting of Shareholders” on page 77 below. The Governance and Nominations Committee held five meetings during fiscal 2023. The Governance and Nominations Committee from time to time also takes action by unanimous written consent in lieu of holding a meeting.
Compensation Committee
The Compensation Committee is appointed by the Board of Directors to assist the Board of Directors in discharging its overall responsibility relating to executive officer and director compensation and to oversee and report to the Board of Directors as appropriate on the Company’s compensation and benefit policies, programs and plans, including its stock-based compensation programs and employee stock purchase plan. The Compensation Committee approves the compensation of all executive officers, administers the Company’s stock-based compensation programs and recommends compensation for non-employee directors to the Governance and Nominations Committee for approval. In addition, the Compensation Committee is charged with conducting appropriate review and oversight of any related person transactions involving compensation for directors or executive officers or their immediate family members and engaging and evaluating the Company’s compensation advisors, including evaluation of the advisors’ independence in advance of engagement.
The Compensation Committee may delegate its authority to adopt, amend, administer and/or terminate any benefit plan, other than retirement plans or stock-based compensation plans or non-stock-based compensation plans in which directors or executive officers are eligible to participate, to the Company’s CEO, any other officer of the Company, or to a committee the membership of which consists of at least one Company officer. To the extent not inconsistent with governing requirements, the Compensation Committee may also delegate its authority to grant equity awards other than awards to directors and executive officers to a committee comprised solely of executive officers or to one or more executive officers and may delegate its authority for day-to-day administration of the Company’s stock-based plans to any officer or employee of the Company.
The Compensation Committee generally makes decisions and recommendations regarding annual compensation at its June and August meetings each year. The Compensation Committee solicits the recommendations of the Company’s CEO with respect to the compensation of the Company’s executive officers other than himself and factors these recommendations into the determination of compensation, as described in “Compensation Discussion and Analysis.” In addition, the Compensation Committee engaged Aon’s Human Capital Solution Practice, a division of Aon, plc (“Aon”) to conduct an annual review of the Company’s compensation program for its executive officers and directors for fiscal 2023. Aon provided the Compensation Committee with relevant market data and recommendations to consider when making compensation decisions with respect to the executive officers and in making recommendations to the Governance and Nominations Committee with respect to the compensation of non-employee directors. The Company also engaged Aon for additional services as further discussed in the section entitled “Role of Compensation Consultant” on page 44 below. During fiscal 2023, the Compensation Committee replaced Aon with Compensia, Inc. (“Compensia”) to act as the Compensation Committee’s compensation consultant.
The members of the Compensation Committee during fiscal 2023 were Messrs. Riley and Werner and Mses. Dorchak and Le. The Board of Directors has determined that all members of the Committee are “independent directors” within the meaning of the applicable NYSE Listing Rules. Ms. Dorchak is Chairman of the Compensation Committee and has served in that capacity since October 2022. The Compensation Committee held eight meetings during fiscal 2023. The Compensation Committee from time to time also takes action by unanimous written consent in lieu of holding a meeting.
The Board has also established two ad hoc committees: the Finance Committee (or Pricing Committee) and the Operations Committee. The Finance Committee works with management to evaluate potential financing or other strategic transactions, before recommending to the full Board the overall terms. The Board will typically delegate authority to the Finance Committee to approve final pricing terms for such transactions. The Finance Committee also will assist the Board of Directors in the oversight of the use and development of the financial resources of the Company, including the Company's capital structure, financial resources, investment policies and objectives and other matters of a financial or investment nature. Historically, the Finance Committee has been composed of Messrs. Hodge, Hosein and Lowe. The Operations Committee works with management to review and provide strategic direction on the Company’s global operations, capital expansion plans and strategic initiatives, with the goal of promoting greater efficiency and improved yields while the Company scales its manufacturing capacity. The Operations Committee is composed of Messrs. Riley, Smith, and Werner.
Review and Approval of Related Person Transactions
The Audit Committee must approve any related person transaction, other than any related person transaction for which the Board of Directors has delegated review to another independent body of the Board of Directors. The Board of Directors has delegated review of any related person transaction involving compensation for directors or executive officers or their immediate family members to the Compensation Committee. “Related person transaction” is defined in the Audit Committee and Compensation Committee charters as any transaction required to be disclosed pursuant to Securities and Exchange Commission Regulation S-K, Item 404, and any other transactions for which approval by an independent body of the Board of Directors is required pursuant to applicable law or listing standards applicable to the Company. In determining whether to approve such transactions, the members of the Audit Committee, the Compensation Committee, or another independent body of the Board of Directors delegated by the Board of Directors, may exercise their discretion in performance of their duties as directors.  These duties include the obligation of a director under North Carolina law to “discharge his duties as a director, including his duties as a member of a committee:  (1) in good faith; (2) with the care an ordinarily prudent person in a like position would exercise under similar circumstances; and (3) in a manner he reasonably believes to be in the best interests of the corporation.” North Carolina General Statutes Section 55-8-30(a). The Audit Committee generally approves related person transactions.
Anti-Hedging Policy
The Company’s Securities Trading Policy prohibits all employees (including officers) and members of the Board from engaging in any hedging transactions with respect to any equity securities of the Company held by them, including through the use of financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds designed to hedge or offset any decrease in the market value of such equity securities.

PROPOSAL NO. 2—APPROVAL OF AMENDMENT TO CHARTER
Proposed Amendment
On August 21, 2023, the Board of Directors voted to approve, and to recommend that our shareholders approve at the Annual Meeting, an amendment (the “Amendment”) to our Charter, in order to increase the number of authorized shares of our common stock from 200,000,000 shares to 400,000,000 shares. We are not increasing the number of authorized shares of preferred stock.

The Board of Directors determined that the Amendment is advisable and in the best interest of the Company and its shareholders and is necessary for general corporate purposes as more fully described below. The Board of Directors recommends that our shareholders adopt and approve the Amendment at the Annual Meeting.
Purpose of the Amendment
Our Charter presently authorizes the issuance of up to 200,000,000 shares of common stock and 3,000,000 shares of Preferred Stock. Of the 200,000,000 shares of common stock authorized, as of the close of business on August 31, 2023, there were [_] shares issued and outstanding and [_] shares reserved for future issuance under our Convertible Notes, the Current LTIP, the Proposed LTIP, the 2020 Employee Stock Purchase Plan, or the ESPP, and the Non-Employee Director Stock Compensation and Deferral Program, or the Deferral Program. Our Board of Directors believes that the current number of authorized but unissued shares of common stock is not adequate to enable us, as the need may arise, to take advantage of market conditions and favorable opportunities involving the issuance of our common stock without the delay and expense associated with the holding of a special meeting of our shareholders. The availability of additional authorized common stock will provide us with the flexibility in the future, as the need may arise, to issue shares of our common stock for general corporate purposes, such as acquisitions and other strategic transactions, raising additional capital, effecting stock splits, sales of stock or securities convertible into or exercisable for common stock, and providing equity incentives to employees, officers and directors.

As of the date of this proxy statement, we have no specific plans, agreements or commitments to issue any shares of common stock for which approval of the proposed Amendment is required, although we intend to continue to consider transactions consistent with our business plan from time to time that could result in such issuances. Our Board of Directors will determine whether, when and on what terms the issuance of shares of our common stock may be warranted in connection with any future actions. No further action or authorization by our shareholders will be necessary before issuance of the additional shares of our common stock authorized under the Amendment, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of NYSE.
Text of the Amendment
As a result of this Amendment, the first paragraph of Article IV shall be restated in its entirety as follows:

“The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 403,000,000 shares divided into two classes consisting of 400,000,000 shares of common stock with a par value of $0.00125 per share and 3,000,000 shares of Preferred Stock with a par value of $0.01 per share. The Board of Directors is authorized from time to time to establish one or more series of Preferred Stock and to determine the preferences, limitations and relative rights of the Preferred Stock before issuance of any shares of that class and of any series of Preferred Stock before issuance of shares of that series.”

If the amendment is approved by the shareholders, the Company will file Amended and Restated Articles of Incorporation with the North Carolina Secretary of State reflecting the Amendment, which will become effective on the date the Amended and Restated Articles of Incorporation is accepted for filing by the Secretary of State. The full text of the Amended and Restated Articles of Incorporation is set forth in Appendix A to this proxy statement. The Amended and Restated Articles of Incorporation will consolidate previous amendments to our Charter into one amended and restated document, but the only substantive changes that will be made will be to reflect the incorporation of the Amendment, if approved by our shareholders.

Rights of Additional Authorized Shares of Common Stock
Any newly authorized shares of common stock, if and when issued, will be identical to the shares of common stock now authorized and outstanding. The Amendment will not alter the voting powers or relative rights of the common stock.
Potential Adverse Effects of the Amendment
Although an increase in the authorized shares of common stock could, under certain circumstances, have an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction directed to the combination of the Company with another company), the current proposal to amend the Charter is not in response to any effort to accumulate the Company’s stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise. As of the date of this proxy statement, management is not aware of any actions taken by any person or group to obtain control of the Company. In addition, the proposal is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders.

Although the purpose of seeking an increase in the number of authorized shares of common stock is not intended for anti-takeover purposes, the rules of the Securities and Exchange Commission require disclosure of the provisions of the Charter and the Company’s Bylaws that could have an anti-takeover effect.

Any future issuance of additional authorized shares of our common stock may, among other things, dilute the earnings per share of common stock and the equity and voting rights of those holding common stock at the time the additional shares are issued. Additionally, this potential dilutive effect may cause a reduction in the market price of our common stock. Further, the Amendment could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for the combination of us with another company that our Board determines is not in our best interests or in the best interests of our stockholders. Our Board, however, does not intend or view the Amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.
The Board of Directors recommends
shareholders vote FOR Proposal No. 2.

PROPOSAL NO. 3—APPROVAL OF 2023 LONG-TERM
INCENTIVE COMPENSATION PLAN
Overview
On August 21, 2023, the Board of Directors, on the recommendation of the Compensation Committee (the “Committee”), unanimously adopted, subject to shareholder approval, the Company’s 2023 Long-Term Incentive Compensation Plan (the “Proposed LTIP”). The Board unanimously recommends that shareholders approve the Proposed LTIP. The Proposed LTIP will become effective upon approval by the shareholders and will replace the Company’s current 2013 Long-Term Incentive Compensation Plan (the “Current LTIP”), effective October 23, 2023, as the sole plan for providing stock-based incentive compensation to eligible employees and non-employee directors. The Current LTIP is set to expire on October 29, 2023. Outstanding awards under the Current LTIP, however, will continue to be governed by the Current LTIP. No awards may be granted under the Proposed LTIP after the tenth anniversary of the date on which the shareholders approve the Proposed LTIP. However, awards outstanding under the Proposed LTIP will continue to be governed by the Proposed LTIP until all awards granted prior to that date are no longer outstanding.

A copy of the Proposed LTIP is attached to this proxy statement as Appendix B.

For additional information regarding outstanding awards under our equity compensation plans, please refer to the section below on page 34 entitled “Equity Compensation Plans.” We believe that a broad-based stock incentive program is an essential employee incentive and retention tool that benefits all of our shareholders. Stock-based compensation has been a key element of our incentive compensation programs since the Company’s inception and we believe it has contributed to the Company’s success.
Why the Board of Directors is Seeking Approval of the Proposed LTIP
We believe that our equity program helps motivate employees to act with the shareholders’ perspective in mind and complements our cash-based incentives that are directed to achieving long-term growth goals. We also believe that our equity program over the years has enabled us to recruit and retain the talent needed to develop new technologies and to grow our business with lower base pay and cash incentive compensation than otherwise would have been required. Without our equity program, we would find it necessary to consider offering higher levels of cash compensation to provide competitive compensation packages necessary to recruit and retain essential personnel.

The objectives of the Proposed LTIP are to (1) attract and retain employees of the Company and its affiliates as well as non-employee members of the Board by providing competitive compensation opportunities; (2) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (3) align the long-term financial interests of employees of the Company and its affiliates and non-employee members of the Board with those of shareholders.

The adoption of the Proposed LTIP is being submitted for shareholder approval in order for us to comply with the shareholder approval requirements of the NYSE and the requirements of Section 422 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the “Code”).

We believe the Proposed LTIP is essential to the Company’s future success and encourage shareholders to vote in favor of its approval.

You are urged to read this entire proposal, which explains our reasons for supporting the Proposed LTIP.

Features of the Proposed LTIP
The Proposed LTIP contains a number of provisions that we believe are consistent with best practices for compensation and corporate governance purposes and which protect the shareholders’ interests, as described below.
•Administration by an independent committee. The Proposed LTIP will be administered by the Compensation Committee or such other committee consisting of two or more members as may be appointed by the Board, and so long as shares are traded on the NYSE or the Nasdaq Stock Market, all of the members of the committee must be “Independent Directors” within the meaning of the applicable exchange’s listing standards.
•Variety of equity award types. The Proposed LTIP provides for a variety of equity and equity-based awards, including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance stock units, performance units and other stock-based awards to provide flexibility to the Board to structure appropriate incentives and respond to changes in the marketplace.
•Minimum vesting requirements. Subject to limited exceptions, no portion of an award granted under the Proposed LTIP shall vest more quickly than over a one (1) year period following the date of grant.
•No discounted options, stock appreciation rights, performance shares and performance share units. The exercise price of options and stock appreciation rights as well as the initial value of performance shares and performance stock units must be at least equal to the fair market value of a share on the date of grant of the option.
•Limitation on term of stock options and stock appreciation rights. Subject to limited exceptions, options and stock appreciation rights cannot be exercisable more than seven years after the date of grant.
•Individual limits on awards. The Proposed LTIP limits the aggregate number of shares subject to awards that may be granted to a participant in any one fiscal year. In addition, the Proposed LTIP limits the total compensation of all awards and any cash fees paid to non-employee directors in any one fiscal year.
•No dividends on unvested awards. Dividends or dividend equivalents will not be paid on stock options or SARs. Dividends or dividend equivalents also will not be paid on unearned stock units or other stock-based awards, except to the extent the underlying award actually becomes vested.
•Clawback. The Committee may provide for clawback provisions in award agreements based on “detrimental activity” (as defined in the Proposed LTIP) or for other reasons. In addition, awards under the Proposed LTIP are subject to clawback by the Company to the extent provided in any clawback policy adopted by the Company.
•No evergreen provision. The Proposed LTIP does not contain an “evergreen” feature that automatically replenishes the shares available for future grants under the plan.
•No single-trigger acceleration. Under the Proposed LTIP, we do not automatically accelerate vesting of awards in connection with a change of control on the company.
•No liberal share recycling provisions for stock options and SARs. The Proposed LTIP prohibits the re-use of shares withheld or delivered to satisfy the exercise price or tax withholding requirements of a stock option or SAR or to satisfy tax withholding requirements on any awards. The Proposed LTIP also subtracts from the share reserve all shares consumed by the net exercise of SARs and stock options.
•No tax gross-ups. The proposed LTIP does not provide for any tax gross-ups.
In evaluating this proposal, shareholders should specifically consider the information set forth under the section entitled “Plan Summary” below.

Determination of the Award Reserves
When deciding on the number of awards to be available under the Proposed LTIP, we recognize the dilutive impact of our equity compensation on our shareholders and continuously strive to balance this concern with the competition for talent. In the process it used to determine the number of awards subject to the Proposed LTIP, the Committee and our Board reviewed analysis of the burn rate and overhang metrics discussed below.

As of August 31, 2023, there were outstanding options to purchase [_] shares and there remained [_] shares authorized for future awards under the Current LTIP. The outstanding options had a weighted average exercise price of $[_] per share and a weighted average remaining term of approximately [_] years. We will grant no additional awards under the Current LTIP on or after October 29, 2023. Shares authorized for future awards under the Current LTIP as of its termination and shares subject to outstanding awards on that date that later expire, are canceled or otherwise terminate unexercised or unused for any reason, may thereafter be used for awards under the Proposed LTIP. In addition, the Proposed LTIP authorizes an additional 3,500,000 shares for future awards, or approximately 2.8% of the shares outstanding on June 25, 2023. Our Board believes the potential dilution to shareholders is reasonable and sustainable to meet our business, hiring and compensation goals.

The last sale price of the Company’s common stock on August 31, 2023 was $[_] per share, as reported by the NYSE.

Gross burn rate can be used by some to assess a company’s use of equity compensation. Gross burn rate is defined as the number of shares underlying equity awards granted in a given fiscal year divided by the weighted average number of shares of common stock outstanding (“CSO”).

Potential actual dilution to shareholders is often measured by analyzing the net burn rate. Net burn rate is defined as (i) the number of shares underlying equity awards granted in a given fiscal year minus shares subject to equity awards forfeited during the year and returned to the plan divided by (ii) CSO. This measure indicates the rate at which we actually create potential future shareholder dilution. We have managed our net burn rate to 0.86% in fiscal 2023, 0.58% in fiscal 2022, and 0.70% in fiscal 2021.

The following table shows our gross and net burn rate over the past three fiscal years and the CSO of those three years.

Fiscal Year	Time-Based RSU Awards Granted	PSU Awards Earned	Total Awards	Weighted Average Common Stock Outstanding	Gross Burn Rate	Forfeitures	Net Burn Rate
2023	1,250,368	76,163	1,326,531	124,374,000	1.07%	253,000	0.86%
2022	587,555	177,780	765,335	120,120,000	0.64%	68,000	0.58%
2021	759,211	397,628	1,156,839	112,346,000	1.03%	375,000	0.70%
Three-Year Average	865,711	217,190	1,082,902	118,946,667	0.91%	232,000	0.71%
Plan Summary
The following summary of the material terms of the Proposed LTIP is qualified in its entirety by reference to the full text of the Proposed LTIP, which is attached as Appendix B.

The Proposed LTIP is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not intended to be an employee benefit plan within the meaning of ERISA.

Administration of the Proposed LTIP. The Proposed LTIP will be administered by the Committee or such other committee consisting of two or more members as may be appointed by the Board to administer the Proposed LTIP. So long as shares are traded on the NYSE or the Nasdaq Stock Market (“Nasdaq”), all of the members of the Committee must be “Independent Directors” within the meaning of the NYSE’s or Nasdaq’s listing standards (as applicable). If any member of the Committee does not qualify as a “non-employee director” within the meaning of

Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board will appoint a subcommittee of the Committee, consisting of at least two members of the Board who are not also employed by the Company or any other Employer (as defined in the Proposed LTIP), to grant awards to officers and members of the Board who are subject to Section 16 of the Exchange Act (“Insiders”), and each member of such subcommittee must satisfy the requirement of being an “Independent Director” within the meaning of the NYSE’s or Nasdaq’s listing standards (as applicable). References to the Committee in this summary include and, as appropriate, apply to any such subcommittee. Except with respect to awards to non-employee members of the Board, the Board may exercise the Committee’s authority under the Proposed LTIP.

Subject to the express provisions of the Proposed LTIP, the Committee is authorized and empowered to do all things that it determines to be necessary or appropriate in connection with the administration of the Proposed LTIP. The Committee may delegate its authority to one or more of its members (but not less than two members with respect to Insiders). To the extent permitted by law and applicable stock exchange rules, the Committee may also delegate its authority to one or more persons who are not members of the Board, except that no such delegation will be permitted with respect to Insiders.

Eligible Participants. Employees of the Company or certain affiliates and non-employee members of the Board will be eligible for selection by the Committee for the grant of awards under the Proposed LTIP. As of August 31, 2023, there were approximately [_] employees, including part-time and temporary employees, and nine non-employee directors who would be eligible to participate in the Proposed LTIP.

Types of Awards. The Proposed LTIP authorizes the Committee to provide equity-based compensation to employees of the Company and its subsidiaries in the form of nonqualified stock options (“NQSOs”), incentive stock options (“ISOs”), stock appreciation rights (“SARs), restricted stock, RSUs, performance shares, PSUs, performance units and other stock-based awards. It also authorizes the Committee to provide equity-based compensation to non-employee members of the Board in the form of NQSOs, SARs, restricted stock, RSUs and other stock-based awards.

Award Pool. The number of shares that will be available for issuance pursuant to awards granted under the Proposed LTIP is three million five hundred thousand (3,500,000) plus the number of shares that are authorized for issuance under the Current LTIP but not covered by outstanding awards at termination of the Current LTIP plus any outstanding awards under the Current LTIP that are later forfeited or canceled (the “Award Pool”). If shareholders approve the Proposed LTIP, no further grants may be made under the Current LTIP on or after October 29, 2023.

If for any reason any shares awarded or subject to issuance under the Proposed LTIP are not issued, or are reacquired by the Company, for reasons including, but not limited to: (i) a forfeiture of restricted stock or a RSU; (ii) the termination, expiration or cancellation of an option, SAR, performance share, PSU, performance unit or other award; (iii) shares withheld for payment of taxes (other than for an option or SAR) on an award; or (iv) settlement of an award in cash in lieu of shares, such shares shall again be available for issuance pursuant to an award under the Proposed LTIP and shall be added back to the award pool. Notwithstanding anything herein to the contrary: (i) shares with respect to which a SAR under the Proposed LTIP or Current LTIP is exercised; (ii) shares tendered, withheld, or subject to an option or SAR granted under the Proposed LTIP or Current LTIP Plan surrendered in connection with the payment of the option price upon exercise of an option or SAR, if applicable, or in connection with the Company’s tax withholding obligations with respect to options or stock-settled SARs granted under the Proposed LTIP or Current LTIP; (iii) shares not issued upon the net settlement or net exercise of a stock-settled SAR under the Proposed LTIP or Current LTIP; and (iv) shares purchased by the Company with proceeds from the exercise of options or SARs granted under the Proposed LTIP or Current LTIP shall not thereafter be available for issuance under the Proposed LTIP nor added back to the award pool.

The shares issued by the Company under the Proposed LTIP will be authorized but unissued shares or shares currently held (or subsequently acquired) as treasury shares, including shares purchased on the open market or in private transactions.

The number of shares available for issuance pursuant to ISOs granted under the Proposed LTIP is two million five hundred thousand (2,500,000). All shares included in the Award Pool are available for issuance pursuant to other types of awards granted under the Proposed LTIP.

Each share of restricted stock, each share-settled RSU, each share of unrestricted stock and each other stock-based/stock-settled award will be counted as one share subject to an award and deducted from the Award Pool (RSUs and other stock-based awards that may not be settled in shares will not result in a deduction from the Award Pool). Each performance share or PSU that may be settled in shares will be counted as one share subject to an award (based on the number of shares that would be paid for achievement of target performance) and deducted from the Award Pool. Each performance unit that may be settled in shares will be counted as a number of shares subject to an award (based on the number of shares that would be paid for achievement of target performance), with the number determined by dividing the value of the performance unit at the time of grant by the fair market value of a share at the time of grant (the last sale price reported for a share of the Company on the NYSE during the regular trading session on the grant date), and the resulting number of shares will be deducted from the Award Pool. If a performance share, PSU or performance unit is later settled based on above-target performance, the number of shares corresponding to the above-target performance, calculated pursuant to the applicable methodology specified above, will be deducted from the Award Pool at the time of settlement; in the event that the Award is later settled upon below-target performance, the number of shares corresponding to the below-target performance, calculated pursuant to the applicable methodology specified above, will be added back to the Award Pool. Performance shares, PSUs and performance units that may not be settled in shares will not result in a reduction in the Award Pool. Each NQSO, ISO, and SAR that may be settled in shares will be counted as one share subject to an award and deducted from the Award Pool. SARs that may not be settled in shares will not result in a reduction of the Award Pool.

Individual Limits. The Committee will determine the individuals to whom awards will be granted, the number of shares subject to an award, and the other terms and conditions of an award. Subject to adjustment as described in the Proposed LTIP, the maximum number of NQSOs, ISOs, and SARs that, in the aggregate, may be granted pursuant to awards in any one fiscal year to any one participant is three million (3,000,000), the maximum number of shares of restricted stock and RSUs that, in the aggregate, may be granted pursuant to awards in any one fiscal year to any one participant is one million (1,000,000), the maximum number of performance shares, PSUs and performance units (valued as of the grant date) that, in the aggregate, may be granted in any one fiscal year to any one participant is equal to the value of two million (2,000,000) shares, and the maximum number of other awards (valued as of the grant date) that, in the aggregate, may be granted pursuant to awards in any one fiscal year to any one participant is equal to the value of five hundred thousand (500,000) shares. The limitations on performance shares, PSUs, performance units and other awards will be applied based on the maximum amount that could be paid under each such award. Subject to adjustment as provided in the Proposed LTIP, the aggregate grant date fair value of all awards granted to any non-employee director during any single fiscal year, taken together with any cash fees paid to such non-employee director during such fiscal year, shall not exceed $750,000.

Adjustments. The Committee will make equitable adjustments in the number and class of securities available for issuance under the Proposed LTIP (including under any awards then outstanding), the number and type of securities subject to the individual limits set forth in the Proposed LTIP, and the terms of any outstanding award, as it determines are necessary and appropriate, to reflect any merger, reorganization, consolidation, recapitalization, reclassification, stock split, reverse stock split, spin-off combination, or exchange of shares, distribution to shareholders (other than an ordinary cash dividend), or similar corporate transactions or events.

Stock Options. An option provides the participant with the right to buy a specified number of shares of common stock at a specified price (referred to as the exercise price) after certain conditions have been met. The Committee may grant both NQSOs and ISOs under the Proposed LTIP. The tax treatment of NQSOs is different from the tax treatment of ISOs, as explained in the section entitled “Certain Federal Income Tax Consequences” beginning on page 32 of this proxy statement. The Committee will determine and specify in the agreement evidencing the option whether the option is an NQSO or ISO, the number of shares subject to the option, the exercise price of the option and the period of time during which the option may be exercised (including the impact of a termination of employment). Generally (except as otherwise described in the Proposed LTIP), no option can be exercisable more than seven years after the date of grant and the exercise price of a stock option must be at least equal to the fair market value of a share on the date of grant of the option. However, with respect to an ISO granted to a participant who is a shareholder holding more than 10% of the Company’s total voting stock, the ISO cannot be exercisable more than five years after the date of grant and the exercise price must be at least equal to 110% of the fair market value of a share on the date of grant. The Committee may provide for accelerated vesting of options in the event of a death, disability, or retirement (as defined in the applicable award agreement) or the occurrence of certain corporate events (e.g., a merger with an unrelated corporation or the sale of substantially all of the Company’s assets to an unrelated entity).

A participant may pay the exercise price under an option in cash; in a cash equivalent approved by the Committee; if approved by the Committee, by tendering previously acquired shares (or delivering a certification or attestation of ownership of such shares) having an aggregate fair market value at the time of exercise equal to the total option price (provided that the tendered shares must have been held by the participant for any period required by the Committee); by a combination of these payment methods; and by any other method expressly approved or accepted by the Committee in the Committee’s sole discretion. The Committee may also allow cashless exercises as permitted under the Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Proposed LTIP’s purpose and applicable law. No certificate representing a share (to the extent shares are so evidenced) will be delivered until the full option price has been paid.

Stock Appreciation Rights (SARs). A SAR entitles the participant to receive cash, shares, a combination thereof, or such other consideration as the Committee may determine, in an amount equal to the excess of the fair market value of a share on the exercise date over the exercise price for the SAR, after certain conditions have been met. The Committee will determine and specify in the SAR award agreement the number of shares subject to the SAR, the SAR price (which generally (except as otherwise described in the Proposed LTIP) must be at least equal to the fair market value of a share on the date of grant of the SAR) and the period of time during which the SAR may be exercised (including the impact of a termination of employment). Generally, (except as otherwise described in the Proposed LTIP), no SAR can be exercisable more than seven years after the date of grant. SARs may be granted in tandem with a stock option or independently. If a SAR is granted in tandem with a stock option, the participant may exercise the stock option or the SAR, but not both. The Committee may provide for accelerated vesting of SARs in the event of a death, disability, or retirement (as defined in the applicable award agreement) or the occurrence of certain corporate events (e.g., a merger with an unrelated corporation or the sale of substantially all of the Company’s assets to an unrelated entity).

Restricted Stock and Restricted Stock Units. The Committee will specify the terms of a restricted stock or RSU award in the award agreement, including the number of shares of restricted stock or units; the purchase price, if any, to be paid for such restricted stock/unit, which may be more than, equal to, or less than the fair market value of a share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the restricted stock/unit such as continued service or achievement of performance goals; the length of the restriction period and whether any circumstances, such as death, disability, retirement (as defined in the applicable award agreement) or a change in control, shorten or terminate the restriction period; the rights of the participant during the restriction period to vote and receive dividends in the case of restricted stock or to receive dividend equivalents in the case of RSUs that accrue dividend equivalents; and whether RSUs will be settled in cash, shares or a combination of both. The restriction period may be of any duration. The Committee may provide in the restricted stock/RSU agreement for lapse of the restriction period in monthly or longer installments over the course of the restriction period.

Performance Shares, PSUs and Performance Units. Each performance share or PSU will have an initial value equal to the fair market value of a share on the date of grant. Each performance unit will have an initial value that is established by the Committee at the time of grant. In addition to any non-performance terms applicable to the performance share, PSU or performance unit, the Committee will set performance goals which, depending on the extent to which they are met, will determine the number or value of the performance shares, PSUs or performance units that will be paid out to the participant. The Committee may provide for payment of earned performance shares, PSUs and performance units in cash or in shares or in the form of other awards granted under the Proposed LTIP which have a fair market value equal to the value of the earned performance shares, PSUs and performance units at the close of the applicable performance period. The Committee may provide that performance shares, PSUs or performance units are earned notwithstanding achievement of the performance goals in the event of death or disability, in the event of retirement (as defined in the applicable award agreement) or upon the occurrence of certain corporate events (for example, a merger with an unrelated corporation or the sale of substantially all of the Company’s assets to an unrelated entity).

Performance shares, PSUs and performance units will not possess voting rights and will accrue dividend equivalents only to the extent provided in the agreement evidencing the award; provided, however, that rights to dividend equivalents are permitted only to the extent they comply with, or are exempt from, Section 409A of the Code (“Section 409A”). Any rights to dividend equivalents will be subject to the same restrictions on vesting and payment as the underlying award.

Performance Measures. The Committee may, in its discretion, include performance conditions or objectives in any award. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and the Committee may provide for the payment of differing amounts of compensation for different levels of performance. If the Committee makes an award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established. Performance objectives may be related to a specific product, line of work, customer or group of customers, geographic region, and/or other corporate measures. In addition, the form of performance measures may be measured on a Company, Employer (as defined in the Proposed LTIP) (or entity thereof), affiliate, division, business unit, service line, segment or geographic basis or any combination thereof. Performance measures employed under the Proposed LTIP may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or published or specialized indexes or other external measures of the selected performance measures. If the Committee specifies more than one individual performance objective for a particular award, the Committee shall also specify, in writing, whether one, all, or some other number of such objectives must be attained. By way of illustration only, performance measures which may be employed under the Proposed LTIP to determine the degree of payout and/or vesting with respect to performance-based awards include, but are not limited to, the following: earnings, earnings per share, consolidated pre-tax earnings, net earnings, net income, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, operating margin, profit margin, revenues, revenue growth, market value added, market share, economic value added, return measures (including but not limited to return on equity, return on investment, return on assets, return on net assets, and return on capital employed), total shareholder return, profit, operating profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash, cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return, and cash flow per share), sales, sales volume, sales growth, assets, inventory turnover ratio, productivity ratios, share price, cost, unit cost, expense targets or ratios, charge-off levels, operating efficiency, operating expenses, customer satisfaction, improvement in or attainment of expense levels, working capital, improvement in or attainment of working capital levels, debt, debt to equity ratio, debt reduction, capital targets and/or consummation of acquisitions, dispositions, projects or other specific events or transactions, design-ins, product yield, fab capacity, or other operational metrics and key performance indicators, human capital goals such as diversity, equity and inclusion (“DEI”), or environmental, social or governance (“ESG”) goals. Such measures may also be based on GAAP, non-GAAP or other accounting method distinctions or criteria as the Committee determines. Any performance measure may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to results for previous years or to a designated comparison group of entities or to a published or stock market or other index, in each case as specified by the Committee. The Committee shall specify the period over which the performance goals for a particular award shall be measured.

For each award that has been granted subject to a specified performance goal or objective, the Committee shall determine within an administratively practicable period following the end of the applicable performance period whether such performance goals or objectives for that performance period have been achieved and, if they have, the

Committee shall so certify in writing and ascertain the amount payable under the applicable award. If a performance goal or objective for a performance period is not achieved, the Committee in its sole discretion may nonetheless pay all or a portion of that award based on such criteria as the Committee deems appropriate, including without limitation individual performance, Company-wide performance, or the performance of specific Employer (as defined in the Proposed LTIP) entities or affiliates, divisions, departments, regions, or service line or function employing the participant. In determining whether any performance goal or objective has been satisfied, the Committee may include or exclude any or all items that are unusual or non-recurring, including but not limited to (i) charges, costs, benefits gains or income associated with reorganizations or restructurings of the Employer (as defined in the Proposed LTIP) (or related entities and affiliates), discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy, litigation, or the resolution of litigation (e.g., settlements, judgments, or attorneys’ fees), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a performance period as it deems equitable to recognize unusual or non-recurring events affecting the Employer (as defined in the Proposed LTIP) (or related entities and affiliates), changes in tax laws or regulations or accounting procedures, mergers, acquisitions, and divestitures, or any other factors as the Committee may determine. To the extent that a performance objective is based on the price of a share, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other changes in the capital structure of the Company, any merger, consolidations, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in the Committee’s sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of the participants.

Other Awards. The Committee may grant other forms of equity-based or equity-related awards that the Committee determines to be consistent with the purpose of the Proposed LTIP and the interests of the Company. These other awards may provide for cash payments based in whole or in part on the value or future value of shares, for the acquisition or future acquisition of shares, or any combination thereof. Where the value of such an award is based on the difference in the value of a share at different points in time, the grant or exercise price must generally (except as otherwise described in the Proposed LTIP) not be less than 100% of the fair market value of a share on the date of grant.

Amendment, Termination and Clawback. The Committee may amend or terminate the Proposed LTIP in whole or in part at any time, but, unless required by applicable law or applicable listing standard, the amendment or termination cannot adversely affect any rights or obligations with respect to an award previously granted without the affected participant’s written consent. The Company must obtain the approval of the shareholders before amending the Proposed LTIP to the extent required by Section 422 of the Code or the rules of any securities exchange or quotation or trading system on which shares are traded or other applicable law.

The Committee may, at any time, amend an outstanding award agreement in a manner not inconsistent with the terms of the Proposed LTIP; provided, however, that if such amendment is adverse to the participant, as determined by the Committee, the amendment shall not be effective unless and until the participant consents, in writing, to such amendment, except as may be required by applicable law, as otherwise required by the Proposed LTIP or as provided in an applicable award agreement. However, the Committee cannot reprice a stock option or SAR except in accordance with the adjustment provisions of the Proposed LTIP (as described above) or to the extent the shareholders approve the repricing. For this purpose, a repricing generally is an amendment to the terms of an outstanding stock option or SAR that would reduce the option exercise price or SAR price or a cancellation, exchange, substitution, buyout or surrender of an outstanding stock option or SAR in exchange for cash, another award or stock option or SAR with an option exercise price or SAR price that is less than the option exercise price or SAR price of the original stock option or SAR.

The Committee may provide for clawback provisions in award agreements based on “detrimental activity” (as defined in the Proposed LTIP) or for other reasons. In addition, all awards under the Proposed LTIP (and payments and shares in settlement of awards as well as any proceeds received from the disposition of such property) are subject to clawback by the Company to the extent provided in any policy, as amended from time to time, adopted by the Board, including the policy adopted to comply with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Rule 10D-1 under the Exchange Act, and the NYSE’s or Nasdaq’s listing standards (as applicable).

Transferability. Awards generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated by a participant other than by will or the laws of descent and distribution, and each option or SAR may be exercisable only by the participant during his or her lifetime. However, the Committee may provide in an award agreement for an NQSO that the NQSO be transferable consistent with securities law and other applicable law. NQSOs may not be transferred for value or consideration.
Certain Federal Income Tax Consequences for Participants Subject to U.S. Tax Law
The following is intended only as a brief summary of the federal income tax rules relevant to the primary types of awards available for issuance under the Proposed LTIP and is based on the terms of the Code as currently in effect. The applicable statutory provisions are highly technical and subject to change in the future (possibly with retroactive effect), as are their interpretations and applications. Because federal income tax consequences may vary as a result of individual circumstances, participants are encouraged to consult their personal tax advisors with respect to their tax consequences. The following summary is limited to United States federal income tax treatment. It does not address state, local, gift, estate, social security or foreign tax consequences, which may be substantially different. Certain intended Proposed LTIP participants are residents of foreign countries.

NQSOs. A participant generally is not taxed upon the grant of an NQSO, unless the NQSO has a readily ascertainable fair market value (usually meaning that the NQSO is traded on a securities market). However, the participant must recognize ordinary income upon exercise of the NQSO in an amount equal to the difference between the NQSO exercise price and the fair market value of the shares acquired on the date of exercise. If the participant is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the participant recognizes ordinary income in the amount by which the fair market value of the shares determined as of a later date exceeds the exercise price for the shares, with such later date being the earlier of (i) the expiration of six months from the date of exercise; or (ii) the first day on which the disposition of the shares would not subject the participant to suit under Section 16(b) of the Exchange Act, unless the participant makes a timely election under Section 83(b) of the Code (referred to as Section 83(b)), in which event the fair market value of the shares will be determined on the date of exercise. The Company generally will have a deduction in an amount equal to the amount of ordinary income recognized by the participant in the Company’s tax year during which the participant recognizes ordinary income.

Upon the sale of shares acquired pursuant to the exercise of an NQSO, the participant will recognize capital gain or loss to the extent that the amount realized from the sale is different than the fair market value of the shares on the date of exercise (or, if the participant was subject to Section 16(b) of the Exchange Act and did not make a timely election under Section 83(b), the fair market value on the delayed determination date, if applicable). This gain or loss will be long-term capital gain or loss if the shares have been held for more than one year after exercise.

ISOs. A participant is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares covered by the ISO on the exercise date will, however, be a preference item for purposes of the alternative minimum tax (AMT). If a participant holds the shares acquired upon exercise of an ISO for at least two years following the ISO grant date and at least one year following exercise, the participant’s gain, if any, upon a subsequent disposition of the shares is long-term capital gain. The amount of the gain is the difference between the proceeds received on disposition and the participant’s basis in the shares (which generally equals the ISO exercise price). If a participant disposes of shares acquired pursuant to exercise of an ISO before satisfying these holding periods, the participant will recognize both ordinary income and capital gain in the year of disposition. The Company is not entitled to a federal income tax deduction on the grant or exercise of an ISO or on the participant’s disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the participant disposes of the shares in an amount equal to the ordinary income recognized by the participant.

In order for an option to qualify as an ISO for federal income tax purposes, the grant of the option must satisfy various other conditions specified in the Code. In the event an option intended to be an ISO fails to qualify as an ISO, it will be taxed as an NQSO as described above.

Restricted Stock Awards. A participant generally will recognize taxable ordinary income upon the receipt of a restricted stock award if the shares are not subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of the shares at the time of receipt less any purchase price paid for the shares. If the shares are subject to a substantial risk of forfeiture, the participant generally will recognize taxable ordinary income when the substantial risk of forfeiture lapses. If the substantial risk of forfeiture lapses in increments over several years, the participant will recognize income in each year in which the substantial risk of forfeiture lapses as to an increment. If the participant cannot sell the shares without being subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the shares will be treated as subject to a substantial risk of forfeiture. The income recognized upon lapse of a substantial risk of forfeiture will be equal to the fair market value of the shares determined as of the time that the substantial risk of forfeiture lapses less any purchase price paid for the shares. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant.

Alternatively, if the shares are subject to a substantial risk of forfeiture, the participant may make a timely election under Section 83(b) to recognize ordinary income for the taxable year in which the participant received the shares in an amount equal to the fair market value of the shares at that time. That income will be taxable at ordinary income tax rates. If a participant makes a timely Section 83(b) election, the participant will not recognize income at the time the substantial risk of forfeiture lapses with respect to the shares. At the time of disposition of the shares, a participant who has made a timely Section 83(b) election will recognize gain in an amount equal to the difference between the purchase price, if any, and the amount received on the disposition of the shares. The gain will be taxable at the applicable capital gains rate. If the participant forfeits the shares after making a Section 83(b) election, the participant is not entitled to a deduction with respect to the income recognized as a result of the election. To be timely, the Section 83(b) election must be made within 30 days after the participant receives the shares. The Company will generally be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant at the time of the election.

Restricted Stock Units (RSUs). A participant generally is not taxed upon the grant of an RSU. Generally, if an RSU is designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, then the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if an RSU is not designed to be paid on or shortly after the RSU is no longer subject to a substantial risk of forfeiture, the RSU may be deemed a nonqualified deferred compensation plan under Section 409A. In that case, if the RSU is designed to meet the requirements of Section 409A, then the participant will recognize ordinary income equal to the amount of cash and the fair market value of the shares received by the participant, and the Company will be entitled to an income tax deduction for the same amount. However, if the RSU is not designed to meet the requirements of Section 409A, the participant will be subject to ordinary income when the substantial risk of forfeiture lapses as well as an additional twenty-percent (20%) excise tax, and additional tax could be imposed each following year.

Performance Share/Unit Awards; Stock Appreciation Rights (SARs). A participant generally is not taxed upon the grant of a performance share/unit or SAR. The participant will recognize taxable income at the time of settlement of the performance share/unit or at the time of exercise of the SAR in an amount equal to the amount of cash and the fair market value of the shares received upon settlement or exercise. However, if the participant is subject to suit under Section 16(b) of the Exchange Act (the short swing profits rule), the participant will recognize taxable income at the time of settlement or exercise, as applicable, in an amount equal to the amount of cash received at that time and the fair market value (determined as of the earlier of (i) the expiration of six months from the date of settlement or exercise, as applicable; or (ii) the first day on which the disposition of the shares would not subject the participant to suit under Section 16(b) of the Exchange Act, unless the participant makes a timely election under Section 83(b)) of the shares received upon such settlement or exercise. The income recognized will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the participant. Any gain or loss recognized upon the disposition of the shares acquired pursuant to settlement of a performance share/unit or exercise of a SAR will qualify as long-term capital gain or loss if the shares have been held for more than one year after settlement or exercise.

Golden Parachute Payments. The terms of the agreement evidencing an award under the Proposed LTIP may provide for accelerated vesting or accelerated payout of the award in connection with a change in ownership or control of the Company. In such event, certain amounts with respect to the award may be characterized as “parachute payments” under the golden parachute provisions of the Code. Under Section 280G of the Code, no federal income tax deduction is allowed to the Company for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subjects the recipient to a 20% excise tax under Section 4999 of the Code. For this purpose, “disqualified individuals” are generally officers, shareholders or highly compensated individuals performing services for the Company, and the term “excess parachute payments” includes payments in the nature of compensation which are contingent on a change in ownership or effective control of the Company, to the extent that such payments (in present value) exceed three times the recipient’s average annual taxable compensation from the Company for the previous five years. Certain payments for reasonable compensation for services rendered after a change of control and payments from tax-qualified plans are generally not included in determining “excess parachute payments.” If payments or accelerations may occur with respect to awards granted under the Proposed LTIP, certain amounts in connection with such awards may possibly constitute “parachute payments” and be subject to these “golden parachute” tax provisions.
New Plan Benefits
No awards have been granted yet under the Proposed LTIP that are contingent on the approval of the Proposed LTIP. The Committee will grant future awards at its discretion. Because future grants of awards under the Proposed LTIP, if approved, would be subject to the discretion of the Committee, the amount and terms of future awards to particular participants or groups of participants are not determinable at this time.

As of August 31, 2023, the closing price of a share of our common stock was $[_].
Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of shares of common stock under the Proposed LTIP with the SEC pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Proposed LTIP by our shareholders.
Equity Compensation Plans
As of August 31, 2023:
•There were options to purchase [_] shares of our common stock outstanding under all of our equity compensation plans, including legacy plans under which we will make no more grants. The weighted average remaining life of these outstanding options was [_] years, and the weighted average exercise price was $[_].
•There were [_] shares subject to outstanding stock awards that remain subject to forfeiture.
•There were [_] shares available for future grants under the Current LTIP, [_] shares available for future issuance under the ESPP, and [_] shares available for future issuance under the Deferral Program.
The following table provides information, as of June 25, 2023, for all of the Company’s compensation plans (including individual compensation arrangements) under which it is authorized to issue equity securities.

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)		(b) Weighted average exercise price of outstanding options, warrants and rights (2)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (1)
Equity compensation plans approved by security holders	2,340,204	(3)	$84.68	9,086,592	(4)
Equity compensation plans not approved by security holders	17,477	(5)	$35.98	43,043	(6)
Total	2,357,681		$84.32	9,129,635
________________
(1)    Refers to shares of the Company’s common stock.
(2)    The weighted average exercise price relates solely to outstanding stock option shares because shares subject to RSUs and PSUs have no exercise price.
(3)    Includes shares issuable upon exercise of outstanding options and vesting of outstanding RSUs and PSUs under the Company’s Current LTIP - 2,419,654 shares.
(4)    Includes shares remaining for future issuance under the following plans in the amounts indicated: Current LTIP - 4,021,962 shares and ESPP - 5,064,630 shares.
(5)    Includes deferred shares issued under the Deferral Program - 17,477 shares.
(6)    Includes shares remaining for future issuance under the Deferral Program.
As of June 25, 2023, the only compensation plan or arrangement under which the Company is authorized to issue equity securities and which has not been previously approved by the shareholders is the Deferral Program. The following is a brief description of the material features of this plan; this description is not intended to be a complete description of the plan and is qualified in its entirety by reference to the full text of the plan:
Deferral Program. The Company offers its non-employee directors the opportunity to receive all or a portion of their cash compensation in shares of the Company’s common stock and to defer the time of receipt of such shares. A non-employee director may elect to receive a lump sum payment or annual installment payments of the shares following such director’s separation from service with the Company. Non-employee directors must make their deferral elections by December 31 of the prior year. The Board of Directors adopted the plan in August 2009, and it became effective on January 1, 2010. As of June 25, 2023, there were 100,000 shares reserved for issuance under the Deferral Program, of which 56,957 shares have been credited to directors’ accounts or issued.
Recommendation of the Board of Directors
The Board of Directors recommends
shareholders vote FOR Proposal No. 3.

OWNERSHIP OF SECURITIES
Principal Shareholders and Share Ownership by Management
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of August 18, 2023 by (1) each person known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (2) each person named in the Summary Compensation Table on page 53; (3) each person serving as a director or nominated for election as a director; and (4) all current executive officers and directors (including director nominees) as a group as of August 18, 2023. Except as otherwise indicated by footnote or to the extent shared by spouses under applicable law, to the Company’s knowledge, the persons named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

Name and Address (1)	Common Stock Beneficially Owned	Percentage of Outstanding Shares
BlackRock, Inc. (2) 55 East 52nd Street New York, NY 10055	18,286,255	14.6%
Capital Research Global Investors (3) 333 South Hope Street, 55th Fl. Los Angeles, CA 90071	15,428,273	12.3%
The Vanguard Group (4) 100 Vanguard Blvd. Malvern, PA 19355	11,929,675	9.5%
Capital International Investors (5) 333 South Hope Street, 55th Fl. Los Angeles, CA 90071	11,506,795	9.2%
Gregg A. Lowe (6)	571,116	*
Neill P. Reynolds	171,866	*
John B. Replogle (7)	81,405	*
Thomas H. Werner (8)	67,788	*
Clyde R. Hosein (9)	54,842	*
Darren R. Jackson (10)	50,010	*
Duy-Loan T. Le (11)	36,784	*
John C. Hodge (12)	20,461	*
Glenda M. Dorchak (13)	11,835	*
Marvin A. Riley (14)	8,170	*
Stacy J. Smith	2,631	*
All current directors and executive officers as a group (11 persons) (15)	1,076,908	*
________________
*    Less than 1%.
(1)    Unless otherwise noted, all addresses are in care of the Company at 4600 Silicon Drive, Durham, NC 27703.
(2)    As reported by BlackRock, Inc. in a Schedule 13G/A filed with the Securities and Exchange Commission on February 7, 2023, which states that BlackRock, Inc. has sole dispositive power with respect to all of such shares and sole voting power with respect to 17,743,394 shares.
(3)    As reported by Capital Research Global Investors in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2023, which states that Capital Research Global Investors has sole investment and voting authority with respect to all of such shares.
(4)    As reported by The Vanguard Group in a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2023, which states that The Vanguard Group has sole dispositive power with respect to 11,766,365 shares, shared dispositive power with respect to 163,310 shares, and shared voting power with respect to 69,168 shares.

(5)    As reported by Capital International Investors in a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2023, which states that Capital International Investors has sole dispositive power with respect to all of such shares and sole voting power with respect to 11,289,131 shares.
(6)    Does not include PSUs that may vest within 60 days based on the achievement of applicable performance conditions for the performance period ending September 1, 2023.
(7)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023.
(8)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023.
(9)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023.
(10)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023, and 7,750 shares held by the Darren and Terry Jackson Foundation Inc., of which Mr. Jackson and his spouse are directors.
(11)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023, and 5,000 shares held by DLE Management Consulting LLC, of which Ms. Le is president and sole partner.
(12)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023.
(13)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023.
(14)    Includes 2,122 shares subject to RSUs vesting within sixty days of August 18, 2023.
(15)    Includes 16,976 shares subject to RSUs vesting within sixty days of August 18, 2023.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) is intended to assist shareholders in understanding the Company’s executive compensation program by providing an overview of executive compensation-related policies, practices, and decisions for fiscal 2023.
For fiscal 2023, our Named Executive Officers (“NEOs”) were:
(i)Gregg A. Lowe, our President and Chief Executive Officer (our “CEO”); and
(ii)Neill P. Reynolds, our Executive Vice President and Chief Financial Officer (our “CFO”).
Compensation Discussion and Analysis Roadmap

Executive Summary Summary of our key business and performance highlights, how we determine pay, shareholder outreach and engagement, and responsiveness to shareholder feedback	38
Executive Compensation Philosophy and Design Objectives Description of our compensation philosophy and program	41
Compensation-Setting Process How the compensation committee oversees our executive compensation program	42
Compensation Elements Summary of our executive compensation program elements and changes for fiscal 2023	46
Other Compensation Elements Information on executive agreements and arrangements, additional policies, and tax and accounting considerations	51
Executive Summary
Who We Are. Wolfspeed is an innovator of wide bandgap semiconductors, focused on silicon carbide and gallium nitride (GaN) materials and devices for power and radio-frequency (RF) applications. Our product families include Silicon Carbide and GaN materials, power devices and RF devices, and our products are targeted for various applications such as electric vehicles, fast charging, 5G, renewable energy and storage, and aerospace and defense.
Our materials products and power devices are used in electric vehicles, motor drives, power supplies, solar and transportation applications. Our materials products and RF devices are used in military communications, radar, satellite and telecommunication applications.
Fiscal 2023 Business Highlights.
•Year-over-year revenue increased by $175.7 million to $921.9 million.
•Gross margin decreased to 30.3% from 33.4%. Gross profit increased to $279.5 million from $249.3 million.
•Combined cash, cash equivalents and short-term investments increased to $2,954.9 million at June 25, 2023 from $1,198.8 million at June 26, 2022.
•Design-ins were $8.3 billion in fiscal 2023 compared to $6.4 billion in fiscal 2022.
We have made significant progress across all operational areas of the business and will continue to focus on the enhanced delivery of financial performance progress in fiscal 2024. The Mohawk Valley Fab, which is the world’s largest fully-automated 200 millimeter fab, began shipping product and contributed approximately $1 million of revenue in fiscal Q4.
In the last 12 months, we have raised $5 billion of capital necessary to support the completion of the Mohawk Valley Fab, expand materials capacity at the Durham, NC campus and break ground on the world’s largest 200 millimeter silicon carbide materials facility, The JP, in Siler City, NC.

We continued to secure key business agreements in the automotive sector, including Jaguar Land Rover, Mercedes, BorgWarner and ZF. In addition, we continue to see growth in the Industrial and Energy sector as customers make the transition from silicon to silicon carbide to support projects including, solar and energy systems, motor drives, uninterruptible power supplies (UPS), heat pumps & air conditioning and many others.
From a materials perspective, we secured a long-term wafer supply agreement with Renesas Electronics Corporation, widely recognized as a leader in the automotive semiconductor devices, pursuant to which we will produce silicon carbide devices and received a $2 billion customer refundable deposit.
Fiscal 2023 Executive Compensation Highlights. To further align our executive compensation program with our financial and operational results and shareholder interests, the Compensation Committee of our Board of Directors (the “Committee”) took the following key actions with respect to our NEOs in fiscal 2023.
(i)Base salary and annual target performance-based cash incentive compensation opportunities: For fiscal 2023, the Committee determined not to increase the base salary or the annual target performance-based cash incentive compensation opportunities for our CEO or CFO from their fiscal 2022 levels.
(ii)Annual performance-based cash incentive awards: The Committee increased the weighting of the financial performance metrics from 60% to 70% of the target performance-based cash incentive compensation opportunities (thereby reducing the operational performance metrics from 40% to 30% of the target performance-based cash incentive compensation opportunities) and added adjusted EBITDA as a financial performance measure for fiscal 2023.

Performance Goal	Weighting
Revenue	25%
Gross Margin %	25%
Adjusted EBITDA	20%
Design-Ins	10%
MOSFET Yield	10%
DEI Initiatives	10%
Our aggregate weighted performance would have resulted in a 43% achievement level for fiscal 2023. As described in further detail later, after considering financial performance results for fiscal 2023, after consultation with management, the Committee approved payouts equaling only 25% of our NEO’s individual annual target performance-based cash incentive compensation opportunities. This same 25% payout percentage was used for all employees throughout the Company for their performance-based cash incentive compensation for fiscal 2023.
(iii)Long-term incentive compensation awards: Following extensive engagement with shareholders during and for fiscal 2023, the Committee determined to increase the portion of our long-term incentive compensation opportunity that was delivered through performance-based equity awards relative to fiscal 2022, to further strengthen the alignment of pay with performance. The grant value of our fiscal 2023 annual equity awards was delivered as a mix of 60% performance-based stock unit (“PSU”) awards and 40% time-based restricted stock unit (“RSU”) awards whereas in fiscal 2022, the long-term incentive compensation mix was 50% PSUs and 50% RSUs. Additionally, to increase the rigor of the PSU awards based on relative total shareholder return (“TSR”) performance, the Committee also increased the level of performance requirement to earn a 100% target payout on the PSUs to the 55th percentile of the comparator group (increased from 50th percentile), while subsequently rewarding the potential for high performance by increasing the payout on PSUs at the 75th percentile or greater of the comparator group to earn a 200% payout (increased from 150% payout).
Pay-for-Performance Analysis.
Our executive compensation program is comprised of three primary elements: base salary, annual performance-based cash incentive compensation opportunities (cash bonus), and long-term incentive compensation in the form of PSUs and RSUs.
A significant percentage of the target total direct compensation opportunities for our CEO and CFO is structured as “performance-based” compensation, comprised of an annual short-term cash bonus opportunity and PSU awards.
In fiscal 2023, as detailed later in this Compensation Discussion and Analysis, the pay-for-performance structure of our executive compensation program operated as designed and intended. The annual cash bonus and long-term incentive compensation, in particular PSUs, paid at levels well below target based on our performance during fiscal 2023 (cash bonus), and performance at the end of fiscal 2023 and into fiscal 2024 (PSUs).
The following charts illustrate the extent to which target total direct compensation opportunities for our CEO and CFO are “at risk,” as payout levels are based entirely on our performance. For each chart, the amounts shown represent fiscal 2023 base salary, fiscal 2023 annual target short-term cash bonus opportunities, and the grant date fair value of long-term incentive compensation awards granted in fiscal 2023, which were granted 60% in the form of PSU awards and 40% in the form of RSU awards.

Executive Compensation Policies and Practices.
We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Committee evaluates our executive compensation program on an annual basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following summarizes our executive compensation and related policies and practices:

☑ What We Do	☒ What We Don’t Do
•Design our executive compensation program to align pay and performance	•No special one-time awards to named executive officers during fiscal 2022 or fiscal 2023, nor are any planned for fiscal 2024
•Design compensation programs that do not encourage excessive or unnecessary risk-taking	•No hedging or pledging of our common stock by our executive officers and the non-employee members of our Board of Directors
•Grant performance-based long-term incentive compensation awards subject to multi-year performance requirements	•No excise tax gross ups in connection with change in control payments
•Provide limited perquisites and other personal benefits	•No guaranteed short-term cash bonuses
•Maintain share ownership guidelines applicable to our CEO and other Executive Officers, equal to 6x and 2x their base salary, respectively and to non-employee directors equal to 5x annual cash retainer
•No repricing or exchange of underwater stock options without shareholder approval
•Maintain post-employment compensation policy that provides for “double-trigger” change in control equity award vesting	•No discounted or reloaded stock options
•Maintain a compensation recovery (“clawback policy”) that permits us to recover annual short-term and long-term incentive compensation in the event of a financial restatement	•No share-dividend equivalents paid pursuant to our long-term incentive compensation program before vesting of the underlying shares occurs
•Engage an independent compensation consultant for the Committee that does no other work for us	•No special retirement plans exclusively for executive officers
2022 Say-on-Pay Vote Results. Our non-binding shareholder advisory vote on the compensation of our NEOs (the “Say-on-Pay” vote) received the support of approximately 96.2% of the votes cast at the 2022 Annual Meeting of Shareholders. Our

Board of Directors and the Committee reviewed the result of the Say-on-Pay vote and, based on the fact that this represented a significant increase in the support of our executive compensation program from the prior fiscal year’s vote, resolved to largely maintain the compensation programs unchanged for fiscal 2024 (fiscal 2023 compensation decisions were finalized in August 2023).
Commitment to Ongoing Outreach. We believe that shareholder engagement is important to maintain an active dialogue with our shareholders, and the Committee will continue to take into account shareholder feedback, future Say-on-Pay votes, and relevant market developments in order to determine whether any changes to our executive compensation program are warranted or advisable. We expect to continue our outreach efforts with respect to executive compensation, human capital management, and ESG matters in future years in order to ensure that we understand our shareholder views and concerns on each of these subjects for the consideration of our Board of Directors and the Committee. In September and October 2022, the Company reached out to our top 20 shareholders, representing approximately 75% of our outstanding shares of common stock, to obtain their opinions regarding our executive compensation programs and to discuss human capital management and other ESG topics as well. Given the compensation program changes made after the 2021 Annual Shareholder Meeting and after the discussions held in spring 2022, unlike in prior years, most of the top shareholders declined the opportunity in fall 2022.
Executive Compensation Philosophy and Design Objectives
Compensation Philosophy. The principal elements of our compensation philosophy include a competitive pay positioning strategy, a significant emphasis on incentive-driven pay, and performance goals that are appropriately aligned with our business strategy (in terms of both selection and attainability) and the long-term interests of our shareholders, as evidenced by the following considerations.
•The competition for executive talent in the technology sector generally, and the semiconductor industry specifically, continues to intensify through a multi-year cycle. In addition to continuing to compete for talent against other successful, established technology companies, we increasingly face an even more competitive landscape as some of the largest semiconductor companies look to expand into silicon carbide based power semiconductors, and as a wide range of smaller, high-growth companies focused on emerging technologies continue to develop. The Committee believes that a competitive target total direct compensation opportunity is critical to attract, retain, and reward the executive talent crucial to driving value for our shareholders. To that end, total compensation is designed to be competitive with a peer group of companies all vying for the top technical and leadership talent. Adjustments to each individual’s pay position take into account our desire to compensate our executive officers based primarily upon performance, criticality of role, and experience, while fairly balancing internal and external pay equity considerations among executive roles.
•Target total direct compensation opportunities are designed so that a substantial portion of executive pay is variable or “at risk,” based primarily on the achievement of specific financial measures or stock price performance over the short- and long-term.
•To further align our executive officers’ interests with those of our shareholders, the Committee structures our compensation opportunities so that the proportion of variable cash and equity-based pay increases with higher levels of responsibility. Accordingly, the target total direct compensation opportunities of our CEO and CFO consist primarily of variable cash and equity-based pay.
•By using financial, operational, and stock price metrics in our incentive compensation plans and awards, we provide a clear and quantifiable link to operational performance with the goal of creating long-term shareholder value.
We provide a competitive health and welfare benefits package to our executive officers, including our NEOs, that generally is available to other U.S. employees including a Section 401(k) retirement savings plan, health and welfare plans, group term life insurance plan, and an employee stock purchase program. In addition, our NEOs are eligible to participate in a voluntary executive physical program. These benefits are designed to allow our executive officers to maximize time and attention on activities designed to increase shareholder value.
We believe that the combination of these elements provides highly motivational incentives that link the pay of our executive officers to our performance and enables us to attract and retain the very best talent in a highly competitive market.
Compensation Design. The Committee believes that the compensation packages provided to our NEOs should include both cash and equity-based compensation. Performance-based compensation is used to reward performance as measured against established operational, financial, and strategic business goals, which only results in increased compensation to our NEOs if we meet or exceed these goals.

Compensation-Setting Process
The Committee is responsible for the executive compensation program design and decision-making process for the compensation of our NEOs. The Committee conducts regular reviews of our executive compensation policies and practices, including the methodologies for setting NEO target total direct compensation, the goals of our compensation program, and our underlying compensation philosophy. The Committee’s compensation consultant provides recommendations and market data that the Committee considers when making decisions, as appropriate, regarding NEO compensation based on the assessment of performance and achievement of our short- and long-term goals. The Committee also exercises its judgment in setting NEO compensation as to what is in the best interests of our Company and our shareholders.

Articulated compensation philosophy and pay for performance alignment
Shareholder Feedback
Compensation Decisions
Assessment of NEO performance and goal achievement
Market data from Independent Compensation Consultant
Assessment of business climate and industry factors

Role of the Committee. The Committee has the overall responsibility for overseeing our compensation and benefits plans, policies, and practices generally and with respect to our NEOs.
In carrying out its responsibilities, the Committee evaluates our compensation policies and practices for alignment with our executive compensation philosophy, develops compensation-related strategies, makes decisions that it believes further our philosophy and/or align with compensation best practices, and reviews the performance of our NEOs when making decisions about their compensation.
Each year, the Committee conducts an evaluation of our executive compensation program to determine if any changes are appropriate. The Committee also conducts an annual review of the compensation arrangements of our NEOs, typically during the first quarter of the fiscal year. The Committee’s authority, duties, and responsibilities are further described in its charter, which is reviewed annually by the Committee and revised as warranted. The charter is available on the “Investor Relations” section of our website.
Typically, during the last quarter of the previous fiscal year or the first quarter of the current fiscal year, or more frequently as warranted, the Committee reviews the annual base salary levels, annual short-term cash bonus opportunities, and long-term incentive compensation opportunities of our NEOs and all related performance criteria. Adjustments are generally effective at the beginning of the fiscal year or at the time of an in-year decision.
The Committee does not establish a specific target for formulating the target total direct compensation opportunities of our NEOs. Instead, in consultation with its compensation consultant, the Committee weighs various factors, including the following:
•our executive compensation program objectives;
•our performance against the financial, operational, and strategic objectives established by the Committee and our Board of Directors;
•each individual NEO’s knowledge, skills, experience, qualifications, tenure, and scope of roles and responsibilities relative to other similarly-situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•the prior performance of each individual NEO, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;

•the potential of each individual NEO to contribute to our long-term financial, operational, and strategic objectives;
•our CEO’s compensation relative to that of our other executive officers, and compensation parity among our executive officers;
•our financial performance relative to our compensation and performance peers;
•the compensation practices of the companies in our compensation peer group and in selected broad-based compensation surveys and the positioning of each NEO’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data; and
•the recommendations of our CEO with respect to the compensation of our other executive officers and other senior management.
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for our NEOs and other senior management. No single factor is determinative in setting compensation levels, nor is the impact of any individual factor on the determination of pay levels quantifiable.
The Committee does not engage in formal benchmarking against other companies’ compensation programs or practices to establish our compensation levels or make specific compensation decisions with respect to our NEOs. The Committee believes that over-reliance on benchmarking can result in compensation that is unrelated to the value delivered by our executive officers because compensation benchmarking does not take into account the specific performance of the executive officers or our relative size and performance.
Instead, in making its determinations, and in consultation with its compensation consultant, the Committee reviews compensation information for a representative group of peer companies to the extent that the executive positions at these companies are considered comparable to our executive officers’ positions and informative of the competitive environment. The Committee also reviews broad-based compensation surveys to understand market compensation levels. These principles and processes apply to both cash and equity-based compensation awards granted under our executive compensation program.
The Committee reviews the 25th to 75th percentile market data for both target total cash compensation (consisting of base salary and annual target short-term cash bonus opportunities) and target total direct compensation (consisting of target total cash compensation plus target total long-term equity compensation), and generally targets the 50th percentile with deviations based on various factors. Annual long-term incentive compensation is then delivered in the form of PSU awards and RSU awards. For fiscal 2023, PSU awards represented 60% of each NEO’s total annual long-term equity compensation grant. Actual total cash compensation and actual total direct compensation for fiscal 2023 varied with the performance-based elements of total cash compensation or target total direct compensation based on corporate and individual performance for fiscal 2023 (and relative TSR over a three-year period for PSU awards). The Committee does not consider long-term equity compensation granted in prior fiscal years that have multi-year vesting and/or performance schedules in determining the target total direct compensation opportunity for a particular fiscal year to avoid “double counting” of compensation.
Role of Management. In discharging its responsibilities, the Committee works with members of our management, including our CEO. Our management assists the Committee by providing information on corporate and individual performance and management’s perspective on compensation matters. The Committee solicits and reviews our CEO’s proposals with respect to program structures, as well as his recommendations for adjustments to annual cash compensation, long-term equity compensation opportunities, and other compensation-related matters for our executive officers and other senior management, including our NEOs (except with respect to his own compensation), based on our CEO’s evaluation of their performance for the prior year.
At the beginning of each year, our CEO reviews the performance of our senior management or Senior Leadership Team (“SLT”) members, including our CFO, based on their overall performance and performance against business objectives established for them for the prior year, and then shares observations from these performance reviews and makes recommendations to the Committee for each element of compensation as described above. The annual business objectives for each SLT member are developed through mutual discussion and agreement between our CEO and the SLT member, and are based on the Company-wide business objectives for the year.
The Committee reviews and discusses our CEO’s recommendations and considers them as one factor in determining and approving the annual compensation of our SLT members, including our NEOs. Our CEO attends meetings of our Board of Directors and the Committee at which executive compensation matters are addressed, except for discussions involving his own compensation.

Role of Compensation Consultant. During fiscal 2023, the Committee replaced Aon with Compensia to act as the Committee’s independent compensation consultant. Compensia’s engagement began in the first quarter after the Committee had already determined the fiscal 2023 compensation arrangements for our SLT members, including our NEOs. The Committee assessed the independence of Aon and Compensia and determined that both were independent and that no conflicts of interest arose in connection with their provision of services to the Committee. The compensation consultant reports directly to the Committee and works with management only at the Committee’s direction.
For fiscal 2023, Aon assisted the Committee with the following:
•Reviewing our Compensation Peer Group (as described below) and making recommendations for any changes to the Peer Group to the Committee;
•Reviewing the current executive compensation levels relative to the market and our performance and formulating recommendations with respect to each compensation element and target total direct compensation; and
•Reviewing the current compensation arrangements for the non-employee members of our Board of Directors and assisting with the formulation of recommendations.
For fiscal 2023, Compensia assisted the Committee with the following:
•Supporting our preparation of materials to be filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K and definitive proxy statement, with respect to compensation matters; and
•Advising the Committee of executive compensation-related trends and developments over the course of the year.
We also purchase published compensation and benefits surveys from Radford, part of the Rewards Solutions practice of Aon, and on occasion, engage Aon to work with management to provide consulting services for non-executive compensation matters, such as surveys, a workforce pay audit, and equity services.
Use of Competitive Market Data. During fiscal 2023, the Committee used competitive market analyses prepared by Aon as a reference point to evaluate the competitiveness of our executive compensation program and the compensation packages for our SLT members, including our NEOs. Aon developed a market composite (referred to herein as “market data”) using data from two sources: (1) public company filings from a select peer group (the “Compensation Peer Group”); and (2) the Radford Global Technology survey. The data presented in the survey is aggregated and individual company information is not determinable. Jobs of similar scope and responsibility as those at the companies in the Compensation Peer Group and included in the Radford survey were identified and a market composite was created for each of the executive officer roles. The Committee used this market data to analyze base salary, annual short-term cash bonuses, target total cash compensation, equity compensation, and target total direct compensation.

Peer Group
The Committee, assisted by Aon, underwent a rigorous annual evaluation of our Compensation Peer Group in the spring of 2022 to assist with compensation decisions for fiscal 2023. The companies in the Compensation Peer Group were selected based on the following criteria:
•companies operating in the semiconductor industry;
•companies that operate fabrication plants (or “fabs”);
•“clean” technology companies (those who offer products and services to reduce the use of natural resources);
•companies with comparable annual revenue and market capitalization;
•companies against which we compete for executive talent;
•companies that allow for sufficient room to grow without over- or under-extending; and
•sensitivity to the criteria the major proxy advisor services (e.g., ISS and Glass Lewis) will apply when determining their “Say on Pay” proposal voting recommendations.
In May 2022, following its annual review, the Committee approved the following changes to the Compensation Peer Group effective for fiscal 2023 compensation decision-making:
•Removed: Maxim Integrated Products, Inc. and Xilinx, Inc. (both of whom had been acquired during the year).
The companies comprising the Compensation Peer Group used as a reference to assist the Committee in its deliberations with respect to fiscal 2023 pay decisions were:

Advanced Energy Industries, Inc.	Power Integrations, Inc.
Cirrus Logic, Inc.	Qorvo, Inc.
Diodes Incorporated	Semtech Corporation
Entegris, Inc.	Silicon Laboratories Inc.
Coherent Corp. (f/k/a II-VI Incorporated)	Skyworks Solutions, Inc.
MACOM Technology Solutions Holdings, Inc.	SMART Global Holdings, Inc.
Marvell Technology Group Ltd.	Synaptics Incorporated
Monolithic Power Systems, Inc.	Teradyne, Inc.
ON Semiconductor Corporation
Aon used the foregoing Compensation Peer Group to develop the market data analysis that was provided to the Committee to assist it in its fiscal 2023 executive compensation decision-making.
The Committee, assisted by Compensia, underwent a rigorous annual evaluation of our compensation peer group in the spring of 2023 to assist with compensation decisions for fiscal 2024. The companies in the fiscal 2024 Compensation Peer Group were selected based on the same criteria as described above.
For fiscal 2024, the Committee removed four peer group companies (Marvell Technology Group Ltd, ON Semiconductor Corporation, SMART Global Holdings, Inc. and Skyworks Solutions, Inc.) from the Compensation Peer Group due to size relative to us and added four companies (Allegro MicroSystems, Enphase Energy, Lattice Semiconductor and Universal Display).
The Committee believes the updated fiscal 2024 Compensation Peer Group more accurately reflects the labor market for executive talent for the Company in fiscal 2024 given the evolution of our business strategy. While the Committee relies on the compensation peer group analysis to provide data about and understand the competitive market and relevant trends, it does not consider the peer group analysis as a substitute for its collective business judgment.

Compensation Elements
The primary elements of our executive compensation program are described below. The term “market data” is described under “Competitive Positioning” above.

Element/Percentage of Target TDC	Why We Pay This Element	Key Characteristics	How We Determine Amount
Base Salary	•Provides market competitive levels of fixed pay to attract and retain our NEOs	•Cash •Fixed •Annual	•Market rate, internal pay equity, experience, and critical skills

Cash Bonus
•Provides competitive incentives to achieve difficult annual financial, operational and strategic business goals
•Pay-for-performance
•Shareholder alignment
•Strategic alignment with long-term business strategy
		•Cash •At-risk •Performance-based •Annual	•70% financial –25% revenue –25% non-GAAP gross margin –20% Adjusted EBITDA •30% operational –10% Design-Ins –10% MOSFET Yield –10% DEI

PSU Awards
•Provides strategic alignment incentivizing achievement of multi-year business plan based on TSR relative to Nasdaq Composite Index filtered by the Semiconductor, Semiconductor Equipment, and Electronics Equipment, Instruments and Component Sectors
•Pay-for-performance
•Shareholder alignment

		•Equity •At-risk •Performance-based	•Market rate, internal pay equity, experience, and critical skills

RSU Awards	•Achieves retention objectives •Shareholder alignment	•Equity •At-risk	•Market rate, internal pay equity, experience, and critical skills

The Committee demonstrates its commitment to paying our SLT members, including our NEOs, based on performance through the design of our executive compensation program and the setting of “stretch” goals that support our growth strategy and commitment to increasing sustainable shareholder value. The Committee is also committed to maintaining an executive compensation program that creates appropriate incentives and does not create risks that are reasonably likely to have a material adverse effect on us.
Base Salary:
Base salaries are established for each executive officer based on job responsibilities along with consideration of a competitive range derived from the relevant market data. The Committee considers several factors when determining whether and where to set actual base salaries within the competitive range and whether to increase the base salaries.
Given the Committee’s assessment of the above factors and our overall performance in fiscal 2022, the Committee determined to maintain the base salaries of our CEO and CFO for fiscal 2023 at their fiscal 2022 annual levels.

Executive Officer	Fiscal 2022 Salary	Fiscal 2023 Salary	Percentage Change
Gregg A. Lowe	$875,000	$875,000	0%
Neill P. Reynolds	$600,000	$600,000	0%
2023 Annual Short-Term Cash Bonus Program:
We provide the opportunity to earn performance-based cash bonuses to our CEO and CFO based on the Committee’s determination of achievement of annual performance objectives established at the beginning of the fiscal year.
Our CEO and CFO are eligible to receive annual short-term cash bonuses in the form of performance unit awards issued under our LTIP in effect at such time. Neither of our NEOs participates in any other performance-based cash incentive plan. Awards are paid based on achievement of performance objectives and are calculated using a pre-established formula based on the level of our performance, and the target annual short-term cash bonus award opportunities are expressed as a percentage of each NEO’s base salary. In August 2022, each of Messrs. Lowe and Reynolds received short-term cash bonus award opportunities for fiscal 2023 based on the performance metrics and with the associated annual target levels described below.
Except as provided in the Change in Control Agreement with respect to our CEO and the SLT Severance Plan with respect to our CFO, in each case as discussed below, or with respect to death or long-term disability, (1) a NEO must have been continuously employed as an executive officer through the last day of the performance period; (2) the short-term cash bonus awards are not considered earned until the last day of the performance period; and (3) if the NEO terminates his employment prior to the last day of the performance period, with or without cause, he will forfeit his short-term cash bonus award.
Target annual short-term cash bonus award opportunities for our NEOs are reviewed by the Committee annually as part of its executive compensation review. Following its review of a competitive market assessment of executive compensation levels prepared by Aon, the Committee determined to maintain the current target annual cash bonus award opportunities of our NEOs for fiscal 2023.
The target annual bonus opportunities for our NEOs for fiscal 2023 were as follows:

Executive Officer	Fiscal 2023 Target Annual Bonus Opportunity (as a percentage of base salary)
Gregg A. Lowe	140%
Neill P. Reynolds	100%
Goal Setting Process and Rationale:
The Committee spends considerable time evaluating the appropriate corporate operational, financial, and business performance goals to be included in the annual short-term cash bonus plan each fiscal year. After such evaluation for fiscal 2023, the Committee determined to increase the corporate financial goal weighting to 70% (from 50%) with the remaining 30% based on operational and strategic business goals. For fiscal 2023, in addition to revenue and non-GAAP gross margin percentage, the Committee determined to include adjusted EBITDA as an additional financial performance metric. Operational and business goals include design-in performance, MOSFET Yield and diversity, equity and inclusion initiatives.
The design of our fiscal 2023 Annual Performance-Based Cash Bonus Program was as follows:

When determining the level of award payable as short-term cash bonuses, performance against each objective is weighted in determining the amount of the annual award payment. If attainment of an individual performance objective did not meet the threshold performance level for that objective, no payment would be earned for that objective. If attainment of an individual performance objective was met or exceeded the threshold performance level for that objective, but fell below the target performance level, a payment would be earned of at least 25% for that objective but less than 100% of the target award opportunity for such individual objective. If attainment of an individual performance objective met or exceeded the target performance level but fell below the maximum performance level, a payment would be earned of at least 100% but less than 200% of the target award opportunity for such individual objective. The maximum payment for any individual performance objective, and subsequently the total annual award payout is 200% of the target annual short-term cash bonus award opportunity. The total annual short-tern cash bonus award payment percentage is the sum of the percentage of achievement of each performance objective, rounded to the nearest whole percentage.
Performance Results:
The performance objectives established by the Committee for fiscal 2023 and our corresponding actual performance with respect to each objective are set forth in the following table:

Performance Goal	Weighting	Threshold	Target	Maximum	Actual Results	Calculated Payment Percentage
Revenue	25%	$958M	$1,220M	$1,344M	$922M	0%
Non-GAAP Gross Margin % (1)	25%	38%	42%	44%	32.7%	0%
Adjusted EBITDA (2)	20%	$149M	$213M	$256M	$24M	0%
Design-Ins	10%	$5,500M	$6,435M	$7,750M	$8,278M	20%
MOSFET Yield (3)	10%	*	*	*	*	14%
DEI Initiatives	10%	80%	100%	200%	97.5%	9%
________________
(1)Non-GAAP gross margin is defined as GAAP gross margin excluding stock-based compensation expense.

(2)Adjusted EBITDA is defined as net loss before net interest expense, income tax expense, and depreciation and amortization expense and excluding stock-based compensation expense, project, transformation and transaction costs, severance costs, gain on arbitration proceedings, and loss on Wafer Supply Agreement. Please see the Company’s earnings release for the fourth quarter and fiscal year ended June 25, 2023 included as Exhibit 99.1 to the Form 8-K furnished to the Securities and Exchange Commission on August 16, 2023, for more information on these adjustments (which exhibit is not incorporated by reference in, and is not part of, this proxy statement).
.

(3)We believe that disclosing the target and actual MOSFET chute yield performance would cause competitive harm to us by revealing highly confidential and proprietary information about our manufacturing process and operations without adding meaningfully to the understanding of our executive compensation arrangements. However, like the target levels for all the performance objectives, the Committee set the threshold, target, and maximum performance levels at definitive, rigorous, and objective levels so as to require improvement in our performance from our actual fiscal 2022 performance results and significant leadership effort and achievement by our executive team. More specifically, the Committee believed the target-level goal may be characterized as “strong performance,” meaning that based on historical performance, attainment of this performance level was uncertain when established (but the Committee believed that the target performance could be achieved), while the threshold performance level was believed to be more likely to be achieved, and the maximum performance level represented a more aggressive level of performance.
Due to “outperformance” of two of the three non-financial performance metrics, the total calculated bonus payout percentage for fiscal 2023 was 43%. The Committee considered the formulaic results of the bonus calculation and focused on the fact that none of the financial performance objectives were achieved at or above the threshold performance level. After a thorough discussion of the Company’s expectations for the fiscal year and the relative significance of the financial performance objectives, the Committee exercised its discretion to reduce the amount of the bonus payouts, which were approved at a level equal to 25% of the target performance level for the corporate performance metrics.
The following table sets forth, for each NEO, the Committee’s approved annual performance-based cash incentive compensation award payment under our fiscal 2023 Annual Short-Term Cash Bonus Program:

Executive Officer	Fiscal 2023 Target Annual Bonus Opportunity	Total Amount Awarded	Total Award as a Percent of Target	Total Award as a Percent of Base Salary
Gregg A. Lowe	$1,225,000	$306,250	25%	35%
Neill P. Reynolds	$600,000	$150,000	25%	25%

Long-Term Incentive Compensation Program. Equity awards are granted to our NEOs under the shareholder approved LTIP in effect at the time of grant to motivate them to achieve our financial, operational, and strategic business objectives, align their performance with shareholder interests, providing an opportunity for these executive officers to increase their ownership in the Company, and also providing for their retention. The Committee emphasizes the importance of shareholder value growth by endeavoring to create compensation packages for our NEOs, with the majority of their target total direct compensation opportunity for any fiscal year to be earned through PSU awards and/or RSU awards granted under the Current LTIP.
The Committee grants all annual equity awards under the then-effective LTIP on August 1 to align the grant date with our internal focal performance review cycle, and also to grant these awards close to the end of the prior fiscal year.
The Committee approved RSU and PSU equity awards for each of our NEOs as follows:

Executive Officer	FY23 Total Grant Date Value	RSUs			PSUs
		Number Awarded	Grant Date Value	Percentage of Total Grant Value	Number Awarded	Grant Date Value	Percentage of Total Grant Value
Gregg A. Lowe	$8,078,022	39,062	$3,231,209	40%	58,593	$4,846,313	60%
Neill P. Reynolds	$3,231,209	15,625	$1,292,500	40%	23,437	$1,938,709	60%
To determine the number of RSUs and PSUs awarded, the Committee approved a target award and this target value is divided by a 30 trading-day average of our closing price up to and including the grant date. The total target award values determined for Mr. Lowe and Mr. Reynolds were $7,000,000 and $2,800,000 respectively. The total grant date values based on a closing price of $82.72 on 8/1/22 is 15.4% higher than the award value used by the Committee to calculate the number of units awarded. The amounts reported above are not the grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation, or ASC Topic 718.

Restricted Stock Unit (RSU) Awards.
RSU awards, which are subject to time-based vesting, align the interests of our NEOs with the interests of our shareholders as the value of the RSU awards fluctuates with changes in the market value of our common stock. The primary value of RSU awards, however, is that they create a strong incentive for executive retention, because our NEOs will realize the value of these awards only upon vesting.
The fiscal 2023 RSU awards vest ratably in equal annual increments over four years from the grant date, contingent on continued employment as of each vesting date. Vesting ends upon termination of employment, and all unvested RSUs are forfeited; however, vesting accelerates upon death or termination of employment due to disability. Under the terms of the SLT Severance Plan (or for our CEO, his Change in Control Agreement), however, vesting of RSU awards may also be accelerated in certain circumstances as discussed below.
Performance Stock Unit (PSU) Awards.
PSU awards further align the interests of our NEOs with the interests of our shareholders because not only does the value of the PSU awards fluctuate with changes in the market value of our common stock, but the performance objectives must first be met for the PSU awards to be earned and vest. PSU awards also serve our retention objectives similar to RSU awards, because our NEOs will realize the value of these awards only if the PSUs are earned and vest.
The fiscal 2023 PSU awards, if earned, vest three years after the date of grant. The actual number of shares of our common stock received under the PSU awards at the end of the three- year performance period will be equal to the number of units awarded multiplied by the “Payout Factor” described below. The performance threshold for the PSU awards will be based on our relative TSR compared to a peer group of companies listed on the Nasdaq Composite Index filtered by the Semiconductor, Semiconductor Equipment, and Electronics Equipment, Instruments and Component Sectors (the “TSR Peer Group”) over the period beginning on August 1, 2022 and ending immediately prior to the vesting date of July 31, 2025 (the “Measurement Period”). The starting value for the calculation of the Payout Factor was the 90 calendar-day average price for our common stock through July 31, 2022 and the ending value for the calculation will be the average share price for our common stock for the 90 calendar days prior to the end of the Measurement Period. Our TSR will then be compared to the performance of the TSR Peer Group over the three-year period. The number of shares of our common stock that will be issued as payment for the number of units earned will be calculated in accordance with the following schedule:

Relative Total Shareholder Return Ranking over Measurement Period	Payout Factor
75th Percentile or Higher	200%
55th Percentile	100%
25th Percentile	50%
Below 25th Percentile	0%
Straight line interpolation will be used to determine the payout factor for performance that falls between the ranking levels shown above, provided that the payout factor for performance below the 25th percentile will be 0%, and the payout factor for performance at or above the 75th percentile will be capped at 200%. Vesting of the fiscal 2023 PSU awards ends upon termination of employment. Under the terms of the SLT Severance Plan (or for our CEO, his Change in Control Agreement) or in the case of death or termination of employment due to disability, however, vesting of the PSU awards may be accelerated in certain circumstances as discussed below.
Results of Prior PSU Grants
With respect to our August 2019 PSU grants to our NEOs, our three-year TSR of 19.39% for the three-year performance period ending August 1, 2022 placed us at the 34th percentile of the Nasdaq Composite Index filtered by the Semiconductor, Semiconductor Equipment, and Electronics Equipment, Instruments and Component Sectors Index. Based on the payout schedule in place for that award (shown below), our NEOs earned 50% of their respective target awards.

Relative Total Shareholder Return Ranking over Measurement Period	Payout Factor
75th Percentile or Higher	150%
50th Percentile to 74th Percentile	100%
25th Percentile to 49th Percentile	50%
Below 25th Percentile	0%

The Committee believes the resulting payout of 50% of the target performance level for the fiscal 2020 PSUs reinforces our philosophy of aligning our incentive compensation with the long-term interests of our shareholders.
The earned and vested amounts for our NEO’s annual PSU awards subject to relative TSR performance granted in fiscal 2021, 2022 and 2023 have yet to be determined as the multi-year performance periods remain ongoing. In addition, our actual performance achievement against the business and strategic performance objectives included in our CEO’s one-time performance and retention PSU award granted in September 2020 also have yet to be determined as the multi-year performance period does not end until the first fiscal quarter of fiscal 2024.
Other Compensation Elements
Health and Welfare Benefits. Generally, our NEOs are eligible to and participate in only those benefit and retirement programs available to other U.S. employees, including our Section 401(k) retirement savings plan, health and welfare plans, group term life insurance plan, and our employee stock purchase program. Our NEOs receive matching contributions under the Section 401(k) plan consistent with other participating employees. We match 100% of the first 1% of an employee’s contribution, and 50% of the next 5% of an employee’s eligible contribution.
Consistent with our compensation philosophy, the Committee seeks to limit the perquisites and other personal benefits provided to our NEOs. Our SLT members, including our NEOs, are eligible to participate in a voluntary executive physical program. This benefit is intended to encourage our SLT members to receive regular comprehensive physical examinations, as their future health and well-being are important to our success. Each participant is encouraged to voluntarily elect a comprehensive physical examination once per calendar year at a facility designated by us.
No NEO received perquisites or other personal benefits exceeding $10,000 in fiscal 2023.
Post-Termination Compensation Arrangements. The Committee has approved the severance payments and benefits described below following termination of employment, both in the context of a change in control of the Company and in other circumstances, to encourage our SLT members, including our NEOs, to act in our best interests without regard to potential concerns for loss of income in the event of a disagreement with management or our Board of Directors that leads to their termination of employment.
In connection with his appointment as our CEO in September 2017, we entered into a Change in Control Agreement with Mr. Lowe setting forth his severance payments and benefits in the event of the termination of his employment by us without cause or by him for good reason, including in connection with a change in control of the Company. See “Potential Payments upon Termination or Change in Control” for the details about this agreement.
The SLT Severance Plan, which was originally adopted in April 2018, is designed to provide severance payments and benefits to our executive officers who report directly to our CEO and who serve on the SLT, including Mr. Reynolds, in the event of their termination of employment without cause or their resignation for good reason.
Under the Change in Control Agreement and the SLT Severance Plan, severance payments and benefits in connection with a change in control of the Company are subject to a “double-trigger” feature, which means that payments are not triggered on a change in control unless, in connection with the change in control, the employment of the executive officer either (1) is terminated without cause (but not as a result of his death or long-term disability); or (2) terminated by the executive officer for good reason within 24 months of such change in control. See “Potential Payments upon Termination or Change in Control” below for additional information on our severance arrangements with our NEOs.
Share Ownership Guidelines. Our Board of Directors has adopted Corporate Governance Guidelines that include share ownership guidelines for the non-employee members of our Board of Directors and our executive officers, including our NEOs. Under these guidelines, within five years after election or appointment:
•our CEO is expected to hold shares of our common stock with a value not less than six times his annual base salary;
•each other executive officer, including our CFO, is expected to hold shares of our common stock with a value not less than two times the executive officer’s annual base salary; and
•each non-employee member of our Board of Directors is expected to hold shares of our common stock with a value not less than five times the sum of the director’s annual cash retainers for service on our Board of Directors and on Board Committees.
Shares held and owned, including outstanding RSU awards, count toward the share ownership requirement. Any outstanding stock option (vested or unvested) and outstanding PSU award does not count toward the share ownership requirement. Presently all non-employee directors and executive officers are compliant with their respective stock ownership guideline.
Anti-Hedging and Pledging Policies. We have adopted a Securities Trading Policy that prohibits all employees, including our NEOs, and the non-employee members of our Board of Directors from entering into any pledging or margin account transactions involving our equity securities. In addition, the Securities Trading Policy provides that hedging transactions in our equity securities are prohibited for all employees (including our executive officers) and the non-employee members of our Board of Directors.
Compensation Recovery Policy. On July 28, 2023, the Committee voluntarily adopted a compensation recovery (“clawback”) policy pursuant to which we may recover from current or former named executive officers the amount of previously paid incentive compensation (including both cash bonuses and equity awards) that we determine to be appropriate if a covered employee engages in fraudulent, willful, or negligent misconduct that results in the Company being required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under United States securities laws. This policy is intended to provide enhanced safeguards against certain types of employee misconduct and allows for recovery of significant compensation paid to an executive officer. We expect to adopt an updated “clawback” policy as necessary by December 1, 2023 to comply with the NYSE Listing Rules.
Deductibility of Executive Compensation. Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain current or former executive officers of the employer to the extent the compensation paid to such an officer for the taxable year exceeds $1 million. The Committee believes that tax deductibility is only one of several relevant considerations when structuring our executive compensation program and strives to balance the effectiveness and overall goals of our executive compensation program with the materiality of reduced tax deductions. Accordingly, the Committee may approve compensation that is not deductible for federal income tax purposes in order to achieve the desired flexibility in the design and delivery of compensation.
Accounting for Stock-Based Compensation. FASB ASC Topic 718, Compensation—Stock Compensation, requires us to recognize an expense for the fair value of equity-based compensation awards granted under our equity incentive award plans. The Committee considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to our equity incentive award plans and programs. As accounting standards change, the Committee may revise certain plans and programs to appropriately align accounting expenses of our equity awards with our overall executive compensation philosophy and objectives.
Compensation Committee Report
The Compensation Committee met on August [ ], 2023 and reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
THE COMPENSATION COMMITTEE

Glenda M. Dorchak, Chair
Duy-Loan T. Le
Marvin A. Riley
Thomas H. Werner

Summary of Cash and Certain Other Compensation
The following table summarizes the compensation of the Company’s chief executive officer and all other persons who served as named executive officers during fiscal 2023.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (2)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(i)	(j)
Gregg A. Lowe	2023	$875,000	—	$11,285,988	$306,250	$10,601	$12,477,839
CEO and President	2022	$875,000	—	$7,295,016	$1,102,500	$9,500	$9,282,016
	2021	$873,558	—	$11,326,135	$1,078,000	$9,975	$13,287,668

Neill P. Reynolds	2023	$600,000	—	$4,514,384	$150,000	$10,675	$5,275,059
Executive Vice President and CFO	2022	$550,000	—	$1,683,417	$455,400	$13,616	$2,702,433
	2021	$473,846	—	$1,888,434	$334,400	$11,071	$2,707,751

________________
(1)Represents the aggregate grant date fair value of service-based RSUs and PSUs granted during the fiscal years shown calculated in accordance with ASC Topic 718. The aggregate grant date fair value is the amount we expect to expense in our financial statements over the award’s vesting schedule. See Note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended June 25, 2023 for assumptions used in the calculations. There can be no assurance that the ASC Topic 718 grant date fair value amounts will ever be realized. For the PSUs that vest based on relative TSR, the probable outcome of achievement and grant date fair value was determined using a Monte Carlo simulation model. With respect to PSUs with non-market-based vesting, at the grant date, the Company believed it was probable that the performance criteria applicable to such PSUs awarded to Mr. Lowe in fiscal 2021 would be met at target level. Assuming maximum level of achievement of the performance criteria for such non-market-based PSUs, the aggregate grant date fair value of the awards granted to Mr. Lowe for fiscal 2021 would be $13,212,369.
(2)Amounts listed in column (i) include matching contributions to the 401(k) retirement plan. No named executive officer received perquisites and personal benefits valued, in the aggregate, at $10,000 or more. Therefore, in accordance with Securities and Exchange Commission disclosure rules, this column does not reflect the value of the perquisites and personal benefits received for fiscal 2021 through 2023 unless previously disclosed.

Grants of Equity and Non-Equity Incentive Awards
The following table provides information about RSUs, PSUs and non-equity incentive plan awards granted to the named executive officers during fiscal 2023. All RSUs and PSUs were granted under the Current LTIP. No stock options were granted to the named executive officers in fiscal 2023.
Grants of Plan-Based Awards in Fiscal 2023

	Grant Date	Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)		Target (#)		Maximum (#)
Gregg A.			$306,250	$1,225,000	$2,450,000							—	—	—	—
Lowe	8/1/2022	7/31/2022	—	—	—	29,297	(2)	58,593	(2)	117,186	(2)	—	—	—	$8,054,779
	8/1/2022	7/31/2022	—	—	—	—		—		—		39,062	—	—	$3,231,208

Neill P.			$150,000	$600,000	$1,200,000							—	—	—	—
Reynolds	8/1/2022	7/31/2022	—	—	—	11,719	(2)	23,437	(2)	46,874	(2)	—	—	—	$3,221,884
	8/1/2022	7/31/2022	—	—	—	—		—		—		15,625	—	—	$1,292,500

________________
(1)    Non-equity incentive plan awards represent the threshold, target and maximum amounts of cash incentive compensation payable under the performance units granted under the Current LTIP in connection with our 2023 Annual Short-Term Cash Bonus Program.  The actual amounts earned are disclosed in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”  Threshold payment amounts assume only the attainment of the minimum performance level for each individual goal and are paid at 25% of the target incentive.  Target payment amounts are paid at 100% of the target incentive and assume goal attainment of 100% of the target goals.  Maximum payment amounts reflect the payout cap of 200% of the target incentive, which assumes goal attainment of the maximum goals.  For fiscal 2023, the annual operational, financial and business goal targets approved by the Compensation Committee were stated in terms of revenue, non-GAAP gross margin, adjusted EBITDA, MOSFET yield, design-ins, and accomplishment of DEI initiatives. For additional information regarding the 2023 Annual Short-Term Cash Bonus Program, see “Compensation Discussion and Analysis” above.
(2)    The target represents the number of PSUs granted on the grant date. Actual shares earned and issued will be determined at the end of the measurement period (three years after grant date). The number of shares that will be issued is calculated by measuring the Company’s relative TSR on the third anniversary of the grant date as compared to the TSR Peer Group. If the Company’s TSR performance is at the 75th percentile or higher, the maximum number of shares will be issued (200% of target). If the Company’s TSR performance is at the 55th percentile, the Target number of shares will be issued. If the Company’s TSR performance is at the 25th percentile, the Threshold number of shares will be issued (50% of target). Linear interpolation shall be used to determine the payout level and shares issued for performance that falls between the 25th percentile and the 75th percentile, provided that there will be no shares issued for performance below the 25th percentile, and any performance above the 75th percentile results in the maximum number of shares issued. For additional information regarding the LTIP and the fiscal 2023 PSU awards, see “Compensation Discussion and Analysis” above.
(3)    The RSUs granted to Messrs. Lowe and Reynolds vest in four annual installments commencing on the first anniversary of the date of grant, provided the recipient continues service as an employee or as a member of the Board of Directors.

Outstanding Equity Awards
The following table provides information about outstanding equity awards held by the named executive officers as of June 25, 2023.
Outstanding Equity Awards at 2023 Fiscal Year-End

	Stock Awards (1)
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)

Gregg A. Lowe	100,840	(3)	$4,986,538	99,885	(4)	$4,939,289

Neill P. Reynolds	52,838	(5)	$2,612,839	21,662	(6)	$1,071,186

________________
(1)    The RSUs and PSUs listed were granted under the Current LTIP.
(2)    Market value of shares that have not vested is based on $49.45 per share (the closing price of our common stock as reported by the NYSE on June 23, 2023, the last business day of the Company’s fiscal 2023).
(3)    Includes RSUs that vest as to 42,298 shares on August 1, 2023, as to 30,322 shares on August 1, 2024, as to 18,455 shares on August 1, 2025, and as to 9,765 shares on August 1, 2026.
(4)    Includes (a) PSUs that vest as to 23,730 shares on August 1, 2023, as to 17,381 shares on August 1, 2024, and as to 29,296 shares on August 1, 2025 if the applicable performance targets for each period are satisfied (assuming threshold achievement and a Payout Factor of 50%), and (b) as to 29,478 shares on September 1, 2023 (assuming target achievement).
(5)    Includes RSUs that vest as to 11,400 shares on August 1, 2023, as to 22,744 shares on April 1, 2024, as to 8,877 shares on August 1, 2024, as to 5,911 shares on August 1, 2025, and as to 3,906 shares on August 1, 2026.
(6)    Includes PSUs that vest as to 5,932 shares on August 1, 2023, as to 4,011 shares on August 1, 2024, and as to 11,719 shares on August 1, 2025 if the applicable performance targets for each period are satisfied (assuming threshold achievement and a Payout Factor of 50%).

Stock Option Exercises and Vesting of Restricted Stock
The following table provides information about option exercises and vesting of RSUs held by the named executive officers during fiscal 2023.
Option Exercises and Stock Vested in Fiscal 2023

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Gregg A. Lowe	—	—	71,170	$6,300,537	(1)

Neill P. Reynolds	—	—	49,000	$4,099,132	(2)

________________
(1)    The value realized on vesting is based on $82.72 per share (the closing price of our common stock as reported by Nasdaq on August 1, 2022) as to 32,533 RSU shares and 23,953 PSU shares, $110.87 per share (the closing price of our common stock as reported by Nasdaq on September 1, 2022) as to 14,684 RSU shares.
(2)    The value realized on vesting is based on $82.72 per share (the closing price of our common stock as reported by Nasdaq on August 1, 2022) as to 7,493 RSU shares and 5,042 PSU shares, $116.90 per share (the closing price of our common stock as reported by Nasdaq on August 26, 2022) as to 10,575 RSU shares, $110.87 per share (the closing price of our common stock as reported by Nasdaq on September 1, 2022) as to 3,146 RSU shares, and $64.95 per share (the closing price of our common stock as reported by the NYSE on March 31, 2023) as to 22,744 RSU shares.

Potential Payments upon Termination or Change in Control
We have various arrangements that provide the named executive officers with specified benefits if their employment is terminated under certain circumstances, as described below. In addition, these named executive officers participate in various benefit plans that may provide them with acceleration of equity awards or payments under certain circumstances, as described below.
Payments to the Named Executive Officers Made Upon Termination Without Cause or Resignation for Good Reason in Connection with a Change in Control
The Change in Control Agreement with Mr. Lowe and the SLT Severance Plan for any other named executive officers in each case provide for certain payments to be made upon termination without cause or resignation for good reason in connection with a change in control. Mr. Lowe (under the Change in Control Agreement) and Mr. Reynolds (under the SLT Severance Plan), if his employment is terminated by us without cause but not as a result of his death or long-term disability, or by the executive for good reason, and the termination was in connection with a change in control, will be entitled to receive the following benefits:

Change in Control Agreement (Mr. Lowe):		SLT Severance Plan:
•	continued payment of Mr. Lowe’s base salary for 24 months;	•	continued payment of the executive’s regular salary for 18 months;
•	a lump sum payment equal to two times his target annual incentive award for the fiscal year in which the termination occurs;	•	a lump sum payment equal to 1.5 times the executive’s target annual incentive award for the year in which the termination occurs;
•	a lump sum payment equal to 24 multiplied by the COBRA premium in effect for the type of medical, dental, and vision coverage then in effect for Mr. Lowe;	•	a lump sum payment equal to 18 multiplied by the COBRA premium in effect for the type of medical, dental, and vision coverage then in effect for the executive;
•	full accelerated vesting with respect to his then outstanding, unvested RSUs and other equity awards that vest solely based on the passage of time, and full accelerated vesting with respect to his then outstanding, unvested PSUs, with all performance objectives deemed to have been satisfied at the greater of (i) the target level (target being a Payout Factor of 100%); and (ii) the actual performance level (with the date of the Change in Control being treated as the ending date for the measurement period and the effective stock price of the Change in Control being used for the calculation of relative total shareholder return); and	•	accelerated vesting of RSUs and options that are subject to time-based vesting requirements only, so that they become vested by the date employment terminates, and deemed vesting of any unvested PSUs at the greater of (i) the target level and (ii) the actual performance level (with the date of the Change in Control being treated as the ending date for the measurement period and the effective stock price of the Change in Control being used for the calculation of relative total shareholder return); and
•	reimbursement by the Company for any loss incurred in the sale of Mr. Lowe’s primary North Carolina residence.	•	outplacement benefits for 12 months.
In the event amounts payable under the Change in Control Agreement or SLT Severance Plan, as applicable or otherwise are contingent on a change in control for purposes of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and it is determined that any payment or benefit made or provided to the executive would be subject to the excise tax imposed by Section 4999 of the Code, the payments to such executive under the Change in Control Agreement or SLT Severance Plan, as applicable, will either be (i) paid in full or (ii) reduced to an amount that would not trigger the Section 280G-related excise tax, whichever results in the executive receiving the greatest after tax payment.
The Change in Control Agreement also provides that, if Mr. Lowe becomes generally disabled and his employment is terminated before he becomes eligible for benefits under our long-term disability program or if he elects to resign for good reason because the Company does not restore him to his prior position and level of authority after he ceases to be generally disabled, in each case in connection with a change in control, he will be entitled to severance benefits under the Change in Control Agreement.
Payments to the Named Executive Officers Made Upon Termination Without Cause or Resignation for Good Reason Not in Connection with a Change in Control
The Change in Control Agreement with Mr. Lowe and the SLT Severance Plan for any other named executive officers (for fiscal 2023, Mr. Reynolds) in each case provide for certain payments to be made upon termination without cause or resignation for good reason not in connection with a change in control. Mr. Lowe (under the Change in Control Agreement) and Mr. Reynolds (under the SLT Severance Plan), if his employment is terminated by us without cause but not as a result of his death or long-term disability, or by the executive for good reason, and the termination was not in connection with a change in control, will be entitled to receive the following benefits:

Change in Control Agreement (Mr. Lowe):		SLT Severance Plan:
•	continued payment of Mr. Lowe’s base salary for 18 months;	•	continued payment of the executive’s base salary for 12 months;
•	a lump sum payment equal to 1.5 times his target annual incentive award for the fiscal year in which the termination occur;	•	a lump sum payment equal to the executive’s annual incentive award for the fiscal year in which the termination occurred;
•	a lump sum payment equal to 18 multiplied by the COBRA premium in effect for the type of medical, dental, and vision coverage then in effect for Mr. Lowe; and	•
reimbursement for the additional costs of continuing the executive’s group medical, dental and vision coverage under COBRA for 12 months or until he is eligible for new healthcare coverage, whichever is shorter;

•	conditioned upon Mr. Lowe’s fulfillment of his obligation for consulting, to the extent required by the Company, continued vesting of RSUs and options granted to Mr. Lowe under the LTIP that are subject to time-based vesting requirements only during the 18 months following the date of employment termination as if Mr. Lowe’s employment had not terminated, and continued vesting during the 18 months following the date of termination of PSUs in accordance with the terms of such awards as if Mr. Lowe’s employment had not terminated, although PSUs that may vest will be paid out based upon actual Company performance in accordance with the terms of the LTIP and the applicable award agreement, including prorating for the portion of time Mr. Lowe provided services to the Company over the course of the applicable performance period and such additional 18-month period, as applicable.	•	conditioned upon the executive’s fulfillment of his obligation for consulting, to the extent required by the Company, continued vesting of RSUs and options during the 12 months following the date of employment termination as if the executive’s employment had not terminated, and continued vesting of PSUs during the 12 months following the date of termination in accordance with the terms of such awards as if the executive’s employment had not terminated, although PSUs that may vest will be paid out based upon actual Company performance in accordance with the terms of the LTIP and the applicable award agreement, including prorating for the portion of time the executive provided services to the Company over the course of the applicable performance period and such additional 12-month period, as applicable; and
		•	outplacement benefits for 12 months.
Further Conditions to Severance Benefits
As a condition to the receipt of the benefits described above under the Change in Control Agreement, Mr. Lowe must (i) sign and not revoke a release of claims, (ii) refrain from disparaging the Company, its directors, or its officers for 24 months after termination, and (iii) continue to comply with the terms of the standard form of employee agreement regarding confidential information, intellectual property and noncompetition between Mr. Lowe and the Company (the “Confidential Information Agreement”), as amended by the Change in Control Agreement. Pursuant to the Change in Control Agreement, the period during which such noncompetition provisions of the Confidential Information Agreement apply will be (x) 24 months following Mr. Lowe’s termination (or such longer period used to calculate continued salary payments) in the event that he is entitled to severance payments in connection with a change in control as described above or (y) 18 months in the event that Mr. Lowe is entitled to severance payments not in connection with a change in control.
As a condition of eligibility to participate in the SLT Severance Plan, each executive must (i) sign and not revoke a release of claims, (ii) sign a participation agreement under which, among other things, such executive agrees to waive any rights he might still have under certain other Company sponsored severance programs; and (iii) continue to comply with the terms of the executive’s Confidential Information Agreement, which, in the event that the executive is entitled to severance payments in connection with a change in control as described above, will be amended by the release to provide that the post-separation restrictive period applicable to the noncompetition and nonsolicitation provisions contained therein will extend until the end of the 18-month period following the executive’s termination date (or such longer period used to calculate continued salary payments).
Definitions
The terms “cause,” “good reason,” “change in control” and “in connection with a change in control” are defined in the Change in Control Agreement and SLT Severance Plan as follows:
“Cause” means:

Change in Control Agreement (Mr. Lowe):		SLT Severance Plan:
•
Mr. Lowe’s willful and continued failure to substantially perform the reasonable and lawful duties and responsibilities of his position that is not corrected after one written warning detailing the concerns and offering Mr. Lowe a reasonable period of time to cure;
•
an executive’s willful and continued failure to substantially perform the reasonable and lawful duties and responsibilities of the executive’s position that is not corrected after one written warning detailing the concerns and offering him a reasonable period of time to cure;

•	any material and willful violation of any federal or state law by Mr. Lowe in connection with his responsibilities as an employee of the Company;	•
any material and willful failure of an executive to comply with Company policies (including but not limited to the Company’s Code of Conduct), applicable government laws, rules and regulations and/or reasonable directives of the CEO or Board of Directors;

•
any act of personal dishonesty taken by Mr. Lowe in connection with his responsibilities as an employee of the Company with the intention or reasonable expectation that such may result in his personal enrichment;
•
any dishonest or illegal action (including, without limitation, embezzlement) or any other action whether or not dishonest or illegal by an executive which is materially detrimental to the interest and well-being of the Company, including, without limitation, harm to its reputation;

•
Mr. Lowe’s conviction of, or plea of nolo contendere to, or grant of prayer of judgment continued with respect to, a felony that the Board of Directors reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business; or
•
an executive’s conviction of, or plea of nolo contendere to, or grant of prayer of judgment continued with respect to, a felony that the Board of Directors reasonably believes has had or will have a material detrimental effect on the Company’s reputation or business;

•	Mr. Lowe materially breaching his Confidential Information Agreement, which breach is not cured.	•	an executive’s material breach of his Confidential Information Agreement.
•
an executive’s failure to fully disclose any material conflict of interest that he may have with the Company in a transaction between the Company and any third party which is materially detrimental to the interest and well-being of the Company; or

		•	an executive’s commission of any act or omission that has caused or could cause material reputational damage to the Company.

“Good reason” generally mean the occurrence of any of the following without the executive’s consent, and not due to cause, within the timeframes specified in the definition of “in connection with a change in control” below, if applicable, subject to certain notice and cure provisions:

Change in Control Agreement (Mr. Lowe):		SLT Severance Plan:
•	a material reduction in Mr. Lowe’s authority, duties or responsibilities, including removal from, or a failure to elect Mr. Lowe to, the Board of Directors;	•
a material reduction in the executive’s authority, duties or responsibilities, provided however, that this will not apply to the sale, transfer or other disposition of all or substantially all of the stock or assets of a business unit for which the applicable executive was not the primary executive responsible;

•
a material reduction in Mr. Lowe’s base salary or target annual and long-term incentive compensation, other than a one-time reduction in either case that also is applied to substantially all other executive officers of the Company, provided that Mr. Lowe’s reduction is substantially proportionate to the reduction applied to substantially all other executive officers;
		•	a material reduction in the executive’s annual base salary, target annual compensation (bonus), or long-term incentive compensation (including, but not limited to equity compensation);
•	the Company requiring Mr. Lowe to report to anyone other than the Board of Directors; or	•	the Company requiring the executive to report to anyone other than the CEO of the Company; or
•
the Company requiring Mr. Lowe to relocate his principal place of business or the Company relocating its headquarters, in either case to a facility or location outside of a 35 mile radius (or such longer distance that is the minimum permissible distance under the circumstances for purposes of the involuntary separation from service standards under the Treasury Regulations or other guidance under Section 409A of the Code) from Mr. Lowe’s current principal place of employment.
•
the Company requiring the executive to relocate his principal place of business or the Company relocating its headquarters, in either case to a facility or location outside of a 35 mile radius from his current principal place of employment.

“Change in control” generally means any of the following events:
•any person or group of persons becomes the beneficial owner of 50% or more of our outstanding common stock or the combined voting power of our securities entitled to vote generally in the election of directors;
•a sale or other disposition of all or substantially all of our assets;
•shareholder approval of a definitive agreement or plan to liquidate our company;
•a merger or consolidation of our company with and into another entity, unless immediately following such transaction (1) more than 50% of the members of the governing body of the surviving entity were incumbent directors at the time of execution of the initial agreement providing for such transaction; (2) no person or group of persons is the beneficial owner, directly or indirectly, of 50% or more of the equity interests of the surviving entity or the combined voting power of the equity interests of the surviving entity entitled to vote generally in the election of members of its governing body; and (3) more than 50% of the equity interests of the surviving entity and the combined voting power of the equity interests of the surviving entity entitled to vote generally in the election of members of its governing body is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the shares of common stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such transaction;

•a change in the majority of the incumbent directors of the Board of Directors during a consecutive 24-month period during the executive’s employment term, excluding such changes resulting from directors who are elected by, or on the recommendation of or with the approval of, at least two-thirds of the directors qualifying as incumbent directors; or
•in the case of the SLT Severance Plan, the sale, transfer or other disposition of all or substantially all of the stock or assets of a business unit of the Company or a similar transaction as the Board of Directors, in its sole discretion, may determine to be a “change in control”; provided, however, that “change in control” will not include (1) a transaction the sole purpose of which is to change the state of our incorporation; or (2) the initial public offering of the stock of a business unit of our company, and any subsequent sell down of the stock of the business unit by our company.
“In connection with a change in control” means either:
•within the period of time between the commencement of a tender offer or our entry into a written agreement with another party that contemplates a transaction, the consummation of either of which would result in a change in control and the occurrence of either the resulting change in control or the termination or expiration of the tender offer or the written agreement without the occurrence of a change in control; or
•within 24 months following a change in control.
Proposed LTIP
The Proposed LTIP provides for potential acceleration of equity awards in the event of a proposed sale of all or substantially all of our assets or stock, the merger of our company with or into another corporation such that our shareholders immediately prior to the merger exchange their shares of stock for cash and/or shares of another entity or any other corporate transaction to which the Compensation Committee deems appropriate. Upon such an event, if the successor corporation does not agree to assume the outstanding equity awards or to substitute equivalent awards, the Compensation Committee has discretion to provide for the participants in the Proposed LTIP to have the right to exercise, for a period of 15 days, their stock options or other awards as to all shares, including shares as to which the options or other awards would not otherwise be exercisable (or with respect to restricted stock or stock units, provide that all restrictions will lapse). The stock options or other awards will terminate upon the expiration of the 15-day period to the extent not exercised.
The award agreements under the Proposed LTIP provide for accelerated vesting of RSUs and PSUs in the event of a participant’s death or upon the effective date of the determination of the executive officer’s long-term disability. For PSUs, vesting is accelerated in full on the date of death or on the effective date of the determination of the disability. However, the PSUs will not pay out until the end of the applicable three-year period and the payout at that time will be determined based on actual performance.
Amounts of Potential Payments upon Termination or Change in Control
The following table provides information concerning the estimated payments and benefits that would be provided to each of the named executive officers in the event of a termination of employment or change in control, or both.
Payments and benefits are estimated using the following assumptions: (1) the triggering event took place on June 23, 2023, the last business day of fiscal 2023, or the Trigger Date; (2) the price per share of our common stock on the Trigger Date was $49.45, which represents the closing price of our common stock as reported by the NYSE on the last trading day preceding such date; and (3) all amounts are based on compensation and benefit agreements, plans and arrangements in effect on the Trigger Date notwithstanding subsequent changes in such agreements, plans and arrangements for fiscal 2024. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or if the actual results differ from the assumptions described herein.

Potential Payments and Benefits to Named Executive Officers upon
Termination of Employment or Change in Control

Name	Triggering Event	Type of Payment/Benefit	Amount
Gregg A. Lowe	Death or termination of employment due to	Annual incentive award (1)	$306,250
	long-term disability	Vesting acceleration (2)	14,865,115
			$15,171,365
	Change in control (not involving	Annual incentive award (4)	$1,225,000
	termination of employment) (3)		$1,225,000
	Termination without cause or resignation	Base salary (18 months)	$1,312,500
	for good reason not in connection with a	Incentive awards	1,837,500
	change in control (5)	COBRA premiums (18 months)	22,137
		Continued vesting (18 months)	10,572,212
			$13,744,349
	Termination without cause or resignation	Base salary (24 months)	$1,750,000
	for good reason in connection with a	Incentive awards	2,450,000
	change in control (5)	COBRA premiums (24 months)	29,516
		Vesting acceleration	14,865,115
			$19,094,631
Neill P. Reynolds	Death or termination of employment due to	Annual incentive award (1)	$150,000
	long-term disability	Vesting acceleration (2)	4,755,211
			$4,905,211
	Change in control (not involving	Annual incentive award (4)	$600,000
	termination of employment) (3)		$600,000
	Termination without cause or resignation	Base salary (12 months)	$600,000
	for good reason not in connection with a	Incentive awards	600,000
	change in control (5)	COBRA premiums (12 months)	14,758
		Continued vesting (12 months)	3,110,801
		Outplacement services (12 months)	12,000
			$4,337,559
	Termination without cause or resignation	Base salary (18 months)	$900,000
	for good reason in connection with a	Incentive awards	900,000
	change in control (5)	COBRA premiums (18 months)	22,137
		Vesting acceleration	4,755,211
		Outplacement services (12 months)	12,000
			$6,589,348
________________
(1)    Based on actual results for performance using 25% performance measurement for the Company-wide operational, financial and business goals. To the extent that threshold targets are achieved making annual incentive award payable, actual amount payable to the executive will vary based on performance measurement and the duration of any leave of absence prior to death or termination due to long-term disability.
(2)    Vesting is automatically accelerated for RSUs and PSUs in the event of death or upon the effective date of the determination of the executive officer’s long-term disability pursuant to the terms of the award agreements under the Current LTIP. For PSUs, vesting is accelerated in full on the date of death or on the effective date of the determination of the disability and paid out at the greater of (a) the target level and (b) the actual performance level (with the date of death or on the effective date of the determination of disability being treated as the ending date for the measurement period). However, in the case of Mr. Lowe’s PSU awards for fiscal 2021, 2022 and 2023 and Mr. Reynolds’ PSU awards for fiscal 2021 and 2022, the PSUs will not be settled until the vesting date (third anniversary of the grant date) and the number of shares that will be issued at that time in settlement of the PSUs will be calculated based on actual performance. The value above assumes achievement of target performance.
(3)    Pursuant to the SLT Severance Plan, the performance conditions for any outstanding PSUs at the time of a change in control not involving a termination of employment shall be deemed to have been met and achieved at the greater of (a) the target level and (b) the actual performance level (with the date of the change in control being treated as the ending date for the measurement period and the effective stock price of the change in control being used for the calculation of relative TSR). Such PSUs shall thereafter continue to time-vest in accordance with the terms of the award; provided, however, that any then remaining unvested PSUs shall immediately vest in full in the event of a termination without cause or resignation for good reason. Except as described above, no accelerated vesting will occur for equity awards under the Current LTIP in connection with a change in control not involving termination of employment unless the outstanding awards are not assumed by the successor in connection with a change in control, and the Compensation Committee, in its discretion, accelerates vesting of the outstanding but unvested awards. If awards were not assumed by the successor and the Compensation Committee exercised its discretion to the fullest extent possible and determined that 100% of the outstanding awards should be vested (in the case of PSUs, based on achievement at target level as of the date of the change of control), the named executive officers would have received the following additional amounts: $14,865,115 for Mr. Lowe and $4,755,211 for Mr. Reynolds.
(4)    The performance units granted to Messrs. Lowe and Reynolds provide that the performance measurement for determining his annual incentive award will be no less than 100% if a change in control occurs during the performance period. The amount in the table represents the additional amount each of Messrs. Lowe and Reynolds would have received as a result of this provision and excludes any amount he would otherwise be entitled to receive based on actual performance results.
(5)    The triggering event, along with resulting benefits, is defined in the Change in Control Agreement for Mr. Lowe and the SLT Severance Plan for Mr. Reynolds.

CEO Pay Ratio Disclosure
Securities and Exchange Commission rules require the Company to disclose the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee.
As of June 25, 2023, we employed approximately 4,975 individuals located primarily in the United States, with less significant representation in China (including Hong Kong), Taiwan, South Korea, Japan, Malaysia, India, Israel and various countries in Europe. During fiscal 2023, there was no change to our employee population or compensation arrangements that we believe would significantly affect our pay ratio disclosure. Further, there was no change in the circumstances of the employee identified as the median employee for fiscal 2021 that we believe would result in a significant change in our pay ratio disclosure for fiscal 2023. Accordingly, we have used the same median employee, initially identified for fiscal 2021, in our pay ratio calculation for fiscal 2023. In determining the median employee, we included our global employee population as of June 27, 2021.
The median employee compensation was identified using a consistently applied compensation measure of target annual compensation for fiscal 2021, consisting of base salary, estimated profit sharing or incentive compensation with a performance period of one year or less, as applicable, and shift differential, calculated using internal human resources records. As allowed under Securities and Exchange Commission rules, base pay was annualized for full-time or part-time permanent employees hired during fiscal 2021 to reflect a full year of service.
We selected the median employee to determine the required ratio by:
•Calculating the compensation based on the consistently applied measure of target annual compensation as described above of all of our employees except the CEO;
•Determining the median employee from our employee population based on this consistently applied compensation measure; and
•Identifying the ten employees whose target annual compensation was situated above and below this median and calculating total annual compensation for this subset of employees using the same methodology we use for our named executive officers as set forth in the fiscal 2021 Summary Compensation Table in accordance with Item 402 of Regulation S-K (the “Item 402 Rules”), excluding any employee who had anomalous compensation characteristics, to ensure that our selected median employee reflects our population as a whole and supports the reasonableness of our consistently applied compensation measure.
We calculated the total annual compensation of our CEO and of the median employee for fiscal 2023 using the Item 402 Rules. The total annual compensation for our CEO for fiscal 2023 was $12,477,839, the total annual compensation for the median employee was $78,114, and the resulting ratio of these amounts is 160 to 1.
This pay ratio is a reasonable estimate calculated in a manner consistent with the Securities and Exchange Commission Item 402 Rules based on our payroll and employment records and the methodology described above. Because the Securities and Exchange Commission Item 402 Rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices, the amount of compensation of the median-compensated employee and the pay ratio reported by other companies may not be comparable to our estimates reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEO and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for Gregg A. Lowe ($) (1)	Compensation Actually Paid to Gregg A. Lowe ($) (1) (2) (3)	Average Summary Compensation Table Total for Non-PEO NEO ($) (1)	Average Compensation Actually Paid to Non-PEO NEO ($) (1) (2) (3)	Value of Initial Fixed $100 Investment based on: (4)		Net Income ($ Millions)	Revenue ($ Millions) (5)
					TSR ($)	Peer Group TSR ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$12,477,839	$7,947,159	$5,275,059	$1,625,479	$85.64	$190.01	$(329.9)	$922.0
2022	$9,282,016	$(2,027,399)	$2,702,433	$(818,332)	$123.66	$145.19	$(200.9)	$746.2
2021	$13,287,668	$19,320,787	$2,707,751	$9,822,525	$170.75	$170.93	$(523.9)	$525.6
__________________________
(1)    Gregg A. Lowe was our PEO for each year presented. Neill P. Reynolds was our Non-PEO NEO for each year presented.
(2)    The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.
(3)    Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEO as set forth below. Equity values are calculated in accordance with ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts from the Stock Awards column set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Gregg A. Lowe ($)	Exclusion of Stock Awards and Option Awards for Gregg A. Lowe ($)	Inclusion of Equity Values for Gregg A. Lowe ($)	Compensation Actually Paid to Gregg A. Lowe ($)
2023	$12,477,839	$(11,285,988)	$6,755,308	$7,947,159
2022	$9,282,016	$(7,295,016)	$(4,014,399)	$(2,027,399)
2021	$13,287,668	$(11,326,135)	$17,359,254	$19,320,787

Year	Average Summary Compensation Table Total for Non-PEO NEO ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEO ($)	Average Inclusion of Equity Values for Non-PEO NEO ($)	Average Compensation Actually Paid to Non-PEO NEO ($)
2023	$5,275,059	$(4,514,384)	$864,804	$1,625,479
2022	$2,702,433	$(1,683,417)	$(1,837,348)	$(818,332)
2021	$2,707,751	$(1,888,434)	$9,003,208	$9,822,525

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Gregg A. Lowe ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Gregg A. Lowe ($)	Vesting Date Fair Value of Equity Awards Granted During Year that Vested During Year for Gregg A. Lowe ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Gregg A. Lowe ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Gregg A. Lowe ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Gregg A. Lowe ($)	Total - Inclusion of Equity Values for Gregg A. Lowe ($)
2023	$5,527,806	$(48,583)	—	$1,276,085	—	—	$6,755,308
2022	$5,482,596	$(7,054,680)	—	$(2,442,315)	—	—	$(4,014,399)
2021	$4,679,081	$11,271,576	—	$1,408,597	—	—	$17,359,254

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEO ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEO ($)	Average Vesting Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEO ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEO ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year forNon-PEO NEO ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEO ($)	Total - Average Inclusion of Equity Values for Non-PEO NEO ($)
2023	$2,211,120	$(1,924,325)	—	$578,009	—	—	$864,804
2022	$1,265,178	$(3,056,422)	—	$(46,104)	—	—	$(1,837,348)
2021	$2,634,142	$4,965,369	—	$1,403,697	—	—	$9,003,208
(4)    The Peer Group TSR set forth in this table utilizes the Philadelphia Semiconductor Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended June 25, 2023. The comparison assumes $100 was invested for the period starting June 28, 2020, through the end of the listed year in the Company and in the Philadelphia Semiconductor Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.
(5)    We determined Revenue to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEO in 2023. This performance measure may not have been the most important financial performance measure for years 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEO, and the Company’s cumulative TSR over the three most recently completed fiscal years.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEO, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
Net Income ($ Millions)
25
20
15
10
5
0
-5
50
-50
-150
-250
-350
-450
-550
19.3
9.8
-523.9
-200.9
-2.0
-0.8
7.9
-329.9
1.6
2021
2022
2023
Fiscal Year
Gregg A. Lowe Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Wolfspeed, Inc. Net Income

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Revenue
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEO, and our Revenue during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Revenue
Compensation Actually Paid ($ Millions)
25
20
15
10
5
0
-5
19.3
9.8
$525.6
$746.2
$922.0
-2.0
-0.8
7.9
1.6
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Revenue ($ Millions)
2021
2022
2023
Fiscal Year
Gregg A. Lowe Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
Revenue

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the three most recently completed fiscal years to that of the Philadelphia Semiconductor Index over the same period.

Comparison of Cumulative TSR of Wolfspeed, Inc. and Philadelphia Semiconductor Index
100.00
170.75
170.93
145.19
123.66
190.01
85.64
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
TSR (6/28/2020 Indexed to $100)
2020
2021
2022
2023
Fiscal Year
Wolfspeed, Inc. TSR
Philadelphia Semiconductor Index TSR

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEO for fiscal 2023 to Company performance. The measures in this table are not ranked.

Revenue
Non-GAAP Gross Margin
Adjusted EBITDA
Relative TSR

DIRECTOR COMPENSATION
Summary of Cash and Certain Other Compensation
The following table summarizes the annual and long-term compensation of each of our non-employee directors who served during fiscal 2023.
Director Compensation for Fiscal 2023

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Glenda M. Dorchak (2)	$92,500	$235,266	$327,766
John C. Hodge (3)	$90,000	$235,266	$325,266
Clyde R. Hosein (4)	$105,000	$235,266	$340,266
Darren R. Jackson (5)	$150,000	$235,266	$385,266
Duy-Loan T. Le (6)	$85,000	$235,266	$320,266
John B. Replogle (7)	$95,000	$235,266	$330,266
Marvin A. Riley (8)	$85,000	$235,266	$320,266
Stacy J. Smith (9)	$38,077	$225,529	$263,606
Thomas H. Werner (10)	$90,000	$235,266	$325,266
__________________________
(1)    Amounts listed in the Stock Awards column represent the aggregate grant date fair value of awards granted during fiscal 2023 calculated in accordance with ASC Topic 718. These amounts relate to the annual grant of 2,229 RSUs on September 1, 2022. All awards were made under the Current LTIP. For a discussion of the assumptions used to value these awards, see Note 13 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended June 25, 2023.
(2)    As of June 25, 2023, Ms. Dorchak held 2,122 RSUs which will vest on September 1, 2023.
(3)    As of June 25, 2023, Mr. Hodge held 2,122 RSUs which will vest on September 1, 2023. Of the fees earned in fiscal 2023, Mr. Hodge elected $22,500 to be issued in shares through the Deferral Program.
(4)    As of June 25, 2023, Mr. Hosein held 2,122 RSUs which will vest on September 1, 2023.
(5)    As of June 25, 2023, Mr. Jackson held 2,122 RSUs which will vest on September 1, 2023.
(6)    As of June 25, 2023, Ms. Le held 2,122 RSUs which will vest on September 1, 2023.
(7)    As of June 25, 2023, Mr. Replogle held 2,122 RSUs which will vest on September 1, 2023. Of the fees earned in fiscal 2023, Mr. Replogle elected $47,500 to be issued in shares through the Deferral Program.
(8)    As of June 25, 2023, Mr. Riley held 2,122 RSUs which will vest on September 1, 2023.
(9)    As of June 25, 2023, Mr. Smith held 2,631 RSUs which will vest on January 23, 2024.
(10)    As of June 25, 2023, Mr. Werner held 2,122 RSUs which will vest on September 1, 2023.

Summary of Director Compensation Program
Non-employee directors are compensated for Board of Directors service through a combination of a cash retainer and grants of RSUs. We also reimburse directors for expenses incurred in serving as a director. Directors who are also employed by us are not separately compensated for their service on the Board of Directors.
Each non-employee director then serving on the Board who has been nominated for re-election is granted RSUs on the first business day of September vesting in full on the first anniversary of the date of grant. For fiscal 2023, the number of RSUs granted was determined by dividing $200,000 by the 30 trading-day average closing stock price of the Company’s common stock ending one trading day prior to the date of grant. Non-employee directors appointed to fill a vacancy between annual meetings of shareholders are granted RSUs as provided above. Vesting of all equity awards is subject to continued service; provided, however, that the Compensation Committee may allow RSUs to continue to vest until the next annual meeting of shareholders for a director who steps down from the Board before his or her time expires under certain circumstances.
In fiscal 2023, non-employee directors were paid the following quarterly cash retainers: $17,500 for service as a member of the Board; $20,000 for service as Chairman of the Board; $7,500 for service as Audit Committee Chair; $5,000 for service as Compensation Committee Chair; $2,500 for service as Governance and Nominations Committee Chair; $3,750 for service as a member of the Audit Committee; $2,500 for service as a member of the Compensation Committee; and $1,250 for service as a member of the Governance and Nominations Committee. Committee chairs receive the retainer for service as chair in addition to the retainer for committee membership. Unless another compensation arrangement is put in place at the time of special committee formation, non-employee directors may also receive meeting fees of $1,000 for service as a committee member or $2,000 for service as committee chair of any additional committee of the Board of Directors that may be formed in the future.
Non-employee directors may elect to participate in the Deferral Program. Under this plan, a participant will receive shares of our common stock in lieu of all or a portion of the quarterly retainer and any meeting fees earned. The number of shares will be determined quarterly by dividing the applicable fees by the fair market value of a share, with fair market value for this purpose defined as the closing price on the NYSE on the first business day following announcement of financial results for the previous fiscal quarter. A participant in the plan may also choose to defer receipt of the shares until after his or her separation from service as a director. A participant who elects to defer receipt of shares may choose either a lump sum distribution, to be made in any of the first five years after the year of separation from service as a director, or a series of up to five installment distributions ending not later than the fifth year after separation from service. In the event of the death of a participant, either while serving as a director or after separation of service, any deferred distributions will be made within ninety days after the date of death.
Compensation Committee Interlocks and Insider Participation
Messrs. Riley and Werner and Mses. Dorchak and Le served on our Compensation Committee during fiscal 2023. None of these individuals has ever served as an officer or employee of our Company or any of our subsidiaries, nor were they involved in any related person transaction during fiscal 2023. No interlocking relationships existed during fiscal 2023 between our Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company.

PROPOSAL NO. 4—RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
The Audit Committee has reappointed PricewaterhouseCoopers LLP to audit the consolidated financial statements of the Company for fiscal 2024. PricewaterhouseCoopers LLP was first engaged as our independent auditors for fiscal 2014 and has served as our independent auditors for each subsequent fiscal year. A representative from PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
Although shareholder ratification of the appointment is not required by law or the Company’s Bylaws, the Audit Committee has determined that, as a matter of corporate governance, the selection of independent auditors should be submitted to the shareholders for ratification. If the appointment of PricewaterhouseCoopers LLP is not ratified by a majority of the votes cast at the Annual Meeting, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP in the future. Even if the appointment is ratified, the Audit Committee may change the appointment at any time during the year if it determines that the change would be in the Company’s best interest and the best interests of the shareholders.
The Board of Directors recommends
shareholders vote FOR Proposal No. 4.
Report of the Audit Committee
The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company’s financial reporting process and audits of the Company’s financial statements, including its internal controls over financial reporting. The full responsibilities of the Audit Committee are described in a written charter adopted by the Board of Directors, a copy of which is posted on the Company’s website at www.wolfspeed.com. The management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements, the Company’s accounting and financial reporting principles, and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles, as well as expressing opinions on the effectiveness of the Company’s internal controls.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements, management’s assessment and report on the effectiveness of the Company’s internal controls, the independent auditors’ attestation report on the Company’s internal controls and the processes that support certifications of the Company’s financial statements by the Company’s CEO and CFO. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, including Auditing Standard No. 1301, Communications with Audit Committees, and the Securities and Exchange Commission. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence and has discussed with the auditors the auditors’ independence.
The members of the Audit Committee in carrying out their duties are not engaged in the practice of accounting and do not act as auditors. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact independent.
The Audit Committee routinely meets privately with the Company’s internal auditor and the independent auditors.

Based upon the review and discussions described in this report and, subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 25, 2023 for filing with the Securities and Exchange Commission.
THE AUDIT COMMITTEE
Clyde R. Hosein, Chairman
John C. Hodge
Darren R. Jackson
John B. Replogle
Independent Auditor Fee Information
The fees of PricewaterhouseCoopers LLP for the fiscal years shown were as follows:

	Fiscal 2023	Fiscal 2022
Audit Fees	$3,464,000	$2,428,484
Audit-Related Fees	—	590,000
Tax Fees	57,000	115,196
All Other Fees	3,250	3,876
Total	$3,524,250	$3,137,556
Audit Fees. This category includes fees billed for the fiscal year shown for the audits of the Company’s annual financial statements and internal control over financial reporting, review of the financial statements included in the Company’s quarterly reports on Form 10-Q and statutory audits. During the current fiscal year, these services also included comfort letter procedures in connection with certain financing agreements.
Audit-Related Fees. This category includes fees billed in the fiscal year for assurance and related services that are reasonably related to the performance of the audits.
Tax Fees. This category includes fees billed in the fiscal year shown for professional services for tax compliance, tax planning, transfer pricing documentation assistance and tax advice.
All Other Fees. This category includes fees billed in the fiscal year shown for online research tool access.
All audit and permissible non-audit services provided by the Company’s independent auditors, as well as the fees for such services, must be pre-approved by the Audit Committee. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decisions are reported to the full Audit Committee at its next scheduled meeting. The Committee has delegated such authority to the Committee’s chairman. Any pre-approval is generally for the current fiscal year, and any pre-approval is detailed as to the particular service or category of services. All audit and non-audit services provided by PricewaterhouseCoopers LLP during fiscal 2023 and fiscal 2022 were approved pursuant to these procedures.

PROPOSAL NO. 5—ADVISORY (NONBINDING) VOTE
TO APPROVE EXECUTIVE COMPENSATION
As discussed in the Compensation Discussion and Analysis section of this proxy statement, the Company’s executive compensation program is designed to enhance shareholder value by providing compensation packages that enable the Company to attract and retain talented executives, align the interests of the Company’s executives with the long-term interests of shareholders and motivate executives to achieve the Company’s business goals and objectives. We believe that our compensation policies and procedures reward executive officers for both their performance and the Company’s performance and that such compensation policies and procedures create incentives for the Company’s executive officers that are strongly aligned with the long-term interests of shareholders.
As required by Schedule 14A of the Exchange Act, we are providing shareholders with an advisory (nonbinding) vote to approve the compensation of the Company’s named executive officers as described in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a shareholder the opportunity to endorse or not endorse the Company’s executive compensation program through the following resolution:
“Resolved, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Company’s proxy statement for the 2023 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative disclosure.”
When you cast your vote, we urge you to consider the description of the Company’s executive compensation program contained in the Compensation Discussion and Analysis section of this proxy statement and the accompanying tables and narrative disclosure, as well as the following factors:
•Aggressive operational, financial and business targets for performance-based short-term cash incentive compensation. The Committee established challenging annual Company-wide operational, financial and business targets and objectives for the fiscal 2023 performance-based cash incentive programs that applied to the Company’s named executive officers. The targeted payout for Messrs. Lowe and Reynolds of 140% and 100% of base salary, respectively, did not change from fiscal 2022 to fiscal 2023. For both Messrs. Lowe and Reynolds, the performance-based cash incentive compensation opportunity for each was based on the NEO’s specific target performance-based cash incentive percentage, individual performance, and company performance as measured by six individually weighted corporate objectives: (1) Company-wide revenue (25%); (2) non-GAAP gross margin (25%); (3) Adjusted EBITDA (20%); (4) design-ins (10%); (5) MOSFET yield (10%); and (6) accomplishments of certain DEI initiatives (10%). Due to “outperformance” of two of the three non-financial performance metrics, the total calculated bonus payout percentage for fiscal 2023 was 43%. However, the Committee exercised its discretion to reduce the amount of the bonus payouts, which were approved at a level equal to 25% of the target performance level for the corporate performance metrics based on a review of the financial performance of the Company during fiscal 2023.
•Proportion of variable and performance-based pay. Based on the Committee’s pay for performance philosophy, as a direct result of the Committee’s compensation decisions, approximately 92% of Mr. Lowe’s target total direct compensation for fiscal 2023 was comprised of variable pay in the form of short-term cash incentives and long-term equity awards, and approximately 86% of Mr. Reynolds’ target total direct compensation for fiscal 2023 was comprised of these components. For fiscal 2023, 60% of Mr. Lowe’s target total direct compensation was comprised of performance-based pay in the form of short-term cash incentives and PSUs. Similarly, approximately 57% of Mr. Reynolds’ target total direct compensation for fiscal 2023 was comprised of performance-based pay in the form of short-term cash incentives and PSUs.

•Long-term equity compensation. For fiscal 2023, the Company granted regular annual equity awards to Mr. Lowe and Mr. Reynolds in the form of RSUs and PSUs to align the interests of the named executive officers with Company shareholders, to drive financial and business objectives, and to facilitate named executive officer retention.
•Solicitation of shareholder feedback and revisions to compensation programs. As discussed on page 41, the Company contacted and discussed with shareholders the Company’s executive compensation design and rationale, continued to actively engage in dialogue with shareholders during fiscal 2023, and has made changes to its compensation programs for fiscal 2023 based on such dialogue.
Because your vote is advisory, it will not be binding upon the Board of Directors, will not overrule any decision by the Board of Directors and will not create or imply any additional fiduciary duties on the Board of Directors or any member thereof. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements.
The Board of Directors recommends
shareholders vote FOR Proposal No. 5.

PROPOSAL NO. 6—ADVISORY (NONBINDING) VOTE
ON THE FREQUENCY OF FUTURE ADVISORY VOTES
ON EXECUTIVE COMPENSATION
As discussed in Proposal No. 5 above, we are providing shareholders an advisory (nonbinding) vote on the compensation of the Company’s executive officers. The advisory vote described in Proposal No. 5 above is referred to as a “Say-on-Pay” vote. In Proposal No. 6, we are providing shareholders with a separate advisory (nonbinding) vote on how often (every one, two or three years) we will provide shareholders with a Say-on-Pay vote in the future. Section 14A of the Securities Exchange of 1934 requires that we submit this proposal to shareholders at least once every six years.

At the 2017 Annual Meeting of Shareholders, a majority of shareholders voted, in an advisory (nonbinding) vote, that future shareholder Say-on-Pay votes should be held on an annual basis. The Board of Directors had recommended a vote for annual frequency of Say-on-Pay votes. In light of the shareholder vote and other factors it considered, the Board of Directors determined that the Company would hold future say-on-pay votes on an annual basis until the next advisory vote on the frequency of Say-on-Pay votes.

You may cast your advisory vote on whether the shareholder vote on executive compensation will occur every one, two, or three years, or you may abstain from voting on the matter. Because your vote is advisory, it will not be binding upon the Board of Directors, will not overrule any decision by the Board of Directors and will not create or imply any additional fiduciary duties on the Board of Directors or any member thereof. However, the Board of Directors will take into account the outcome of the vote when making future decisions regarding the frequency of future shareholder advisory votes on executive compensation. In Proposal No. 6, you are not voting “for” or “against” any proposal or recommendation by the Board of Directors but, rather, are voting for the option (every one, two or three years) you believe is the most appropriate.

The Board of Directors recommends that shareholders vote in favor of holding an advisory vote on executive compensation every year. In making this recommendation, the Board of Directors considered the relevant merits of each of the three frequency alternatives. The Board of Directors believes that holding the advisory vote every year will allow shareholders to provide timely, direct input on the Company’s executive compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board of Directors believes that an annual vote is therefore consistent with the Company’s efforts to engage in an ongoing dialogue with shareholders on executive compensation and corporate governance matters.
The Board of Directors recommends
shareholders vote for ONE YEAR (as opposed to two years or three years)
for the frequency of future shareholder advisory votes on executive compensation.

OTHER MATTERS
Other Business
Other than the election of the ten directors listed in this proxy statement, approval of the amendment to the Charter, approval of the Proposed LTIP, ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending June 30, 2024, the advisory (nonbinding) vote to approve executive compensation and the advisory (nonbinding) vote on the frequency of future shareholder advisory votes on executive compensation, as described in this proxy statement, the Board of Directors presently knows of no other business to be conducted at the 2023 Annual Meeting of Shareholders. Under the Company’s Bylaws, any shareholder desiring to present a proposal for consideration at the meeting, including any director nomination, was required to give the Company written notice of the proposal in accordance with the Bylaws by July 26, 2023. No timely notices meeting the Bylaw requirements have been received. Should any other business properly come before the meeting, the persons named in the proxies solicited by the Board of Directors may vote the shares represented by the proxy in their discretion, except that under the rules of the Securities and Exchange Commission such proxies cannot be voted for more than ten nominees.
2024 Annual Meeting of Shareholders
Pursuant to the rules of the Securities and Exchange Commission, shareholder proposals submitted for inclusion in the Company’s proxy statement and form of proxy for the annual meeting to be held in 2024 must be received by the Company not later than May [_], 2024, and must comply with the Securities and Exchange Commission’s rules in other respects.
Other shareholder proposals to be presented at the annual meeting in 2024, including director nominations, must comply with the notice requirements of the Company’s Bylaws and be delivered to the Company not later than July 25, 2024, nor earlier than June 25, 2024. Any such proposals should be sent via means that afford proof of delivery to the Secretary at the Company’s principal executive offices.
Shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees in accordance with Rule 14a-19 under the Exchange Act must provide written notice that sets forth the information required by the Company’s Bylaws and Rule 14a-19(b), which notice must be delivered to the Secretary of the Company within the applicable timeframes set forth in the Company’s Bylaws described above. The Company or the chair of the meeting at the annual meeting of shareholders may refuse to accept any such proposal that is not in proper form or submitted in compliance with the procedures specified in the Company’s Bylaws or Rule 14a-19, as applicable.
Procedures for Director Nominations
Under the charter of the Governance and Nominations Committee, the Governance and Nominations Committee is responsible for identifying from a wide field of candidates, including women and minority candidates, and recommending that the Board of Directors select qualified candidates for membership on the Board of Directors. In identifying candidates, the Committee takes into account such factors as it considers appropriate, which may include the factors listed on page 7. The Governance and Nominations Committee is also authorized to develop additional policies regarding Board size, composition and member qualification. The Governance and Nominations Committee annually reviews its charter and recommends changes to the Board of Directors for approval when deemed advisable.
The Governance and Nominations Committee is responsible for evaluating suggestions concerning possible candidates for election to the Board of Directors submitted to the Company, including those submitted by Board members (including self-nominations) and shareholders. All candidates, including those submitted by shareholders, will be evaluated by the Governance and Nominations Committee on the same basis as other candidates using the Board of Directors membership criteria described above and in accordance with applicable procedures. The Governance and Nominations Committee annually considers the size, composition and needs of the Board of Directors in light of the criteria listed on page 7, and accordingly considers and recommends candidates for membership on the Board of Directors based on these criteria. Once candidates have been identified, the Committee will determine whether such candidates meet the minimum qualifications for director nominees.

Any shareholder desiring to present a nomination for consideration by the Governance and Nominations Committee prior to the 2024 Annual Meeting must do so in accordance with the Company’s Bylaws. See “2024 Annual Meeting of Shareholders” above.
Shareholder and Interested Party Communications with Directors
The Board of Directors, as a matter of policy, desires to facilitate communications between the Board of Directors and shareholders or other interested parties as a matter of corporate governance. To that end the Board of Directors has established a process for use by shareholders and other interested parties who desire to bring matters to the Board’s attention. The process is intended to provide shareholders and other interested parties one means of communicating with directors and is not intended to be exclusive.
Shareholders and other interested parties who desire to send a communication to members of the Board of Directors (including any individual director or the independent members as a group) may submit it either by e-mail addressed to corpsecretary@wolfspeed.com or by mail addressed to the attention of the Corporate Secretary at Wolfspeed, Inc., 4600 Silicon Drive, Durham, North Carolina 27703. If the communication is from a shareholder, the communication should include the number of shares beneficially owned by the person submitting the communication and his or her mailing address, telephone number and e-mail address, if any. All communications properly submitted under these procedures, except those deemed inappropriate as noted below, will be delivered to all or the applicable members of the Board of Directors periodically depending on the circumstances of the communication, generally in advance of each regularly scheduled Board of Directors meeting. The Board of Directors has directed that the Secretary not forward communications which (1) are not reasonably related to the business of the Company; (2) concern individual grievances or other interests that are personal to the shareholder submitting the communication and that cannot reasonably be construed to present a matter of concern to shareholders generally; or (3) under community standards, contain offensive, scurrilous or abusive content or that advocate engaging in illegal activities. If the Secretary, in his or her judgment, deems a communication inappropriate under the foregoing criteria, it will be returned to the person who submitted it together with a brief explanation of the reason why it has been deemed inappropriate for delivery.
Costs of Soliciting Proxies
The Company will bear the cost of this solicitation, including the preparation, printing and mailing of the proxy statement, proxy card and any additional soliciting materials sent by the Company to shareholders. The Company’s directors, officers and employees may solicit proxies personally or by telephone without additional compensation. The Company has engaged The Proxy Advisory Group, LLC, doing business as a wholly owned affiliate of Alliance Advisors, LLC to assist in the solicitation of proxies and to provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.
Availability of Report on Form 10-K
A copy of the Company’s report on Form 10-K for the fiscal year ended June 25, 2023 (without exhibits), including financial statements, will be furnished without charge to any shareholder whose proxy is solicited hereby upon written request directed to: Vice President, External Affairs, Wolfspeed, Inc., 4600 Silicon Drive, Durham, North Carolina 27703.
Shareholders Sharing the Same Last Name and Address
Only one Notice or Annual Report and proxy statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. We will deliver promptly upon written or oral request a separate copy of the Notice or Annual Report and proxy statement, as applicable, to a shareholder at a shared address to which a single copy was delivered. Requests for additional copies should be directed to the Corporate Secretary by e-mail addressed to corpsecretary@wolfspeed.com, by mail addressed to the attention of the Corporate Secretary at Wolfspeed, Inc., 4600 Silicon Drive, Durham, North Carolina 27703 or by telephone at (919) 407-5300. Shareholders sharing an address and currently receiving a single copy may contact the Corporate Secretary as described above to request that multiple copies be delivered in future years. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting the Corporate Secretary as described above.

Principal Executive Offices and Annual Meeting Location
The Company’s principal executive offices are located at 4600 Silicon Drive, Durham, North Carolina 27703, and the main telephone number at that location is (919) 407-5300. The 2023 Annual Meeting of Shareholders will be held virtually at www.virtualshareholdermeeting.com/WOLF2023 and in person at our offices in the Executive Conference Center, 4408 Silicon Drive, Durham, North Carolina 27703, on Monday, October 23, 2023, at 12:00 p.m. local time. Requests for directions to the meeting location may be directed to: Vice President, Investor Relations, Wolfspeed, Inc., 4600 Silicon Drive, Durham, North Carolina 27703.
Dated: September [_], 2023

APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
WOLFSPEED, INC.

ARTICLE I

The name of the corporation is Wolfspeed, Inc. (the “Corporation”).

ARTICLE II

The period of duration of the Corporation shall be perpetual.

ARTICLE III

The purpose for which the Corporation is organized is to engage in any lawful act or activity for which corporations may be organized under Chapter 55 of the General Statutes of North Carolina.

ARTICLE IV

The aggregate number of shares of capital stock which the Corporation shall have authority to issue is 403,000,000 shares divided into two classes consisting of 400,000,000 shares of Common Stock with a par value of $0.00125 per share and 3,000,000 shares of Preferred Stock with a par value of $0.01 per share. The Board of Directors is authorized from time to time to establish one or more series of Preferred Stock and to determine the preferences, limitations and relative rights of the Preferred Stock before issuance of any shares of that class and of any series of Preferred Stock before issuance of shares of that series.

A series of Preferred Stock of the Corporation is hereby created and the designation and amount thereof and the preferences, relative rights, and powers of the shares of such series, and the qualifications, limitations or restrictions thereof, are fixed, determined and set forth as follows:

(a) Designation and Amount. The shares of such series shall be designated as “Series A Preferred Stock,” $.01 par value per share, and the number of shares constituting such series shall be two hundred thousand (200,000). Such number of shares may be increased or decreased by action of the Board of Directors; provided that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

(b) Dividends and Distributions.

(1) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(2) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(3) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

(c) Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(1) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the shareholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than a payment of dividend in shares of Common Stock into a greater or lesser number of shares of Common Stock), then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(2) Except as otherwise provided herein, in any articles of amendment to articles of incorporation of the Corporation, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of shareholders of the Corporation.

(3) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(d) Certain Restrictions.

(1) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided above are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(2) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (d)(1), purchase or otherwise acquire such shares at such time and in such manner.

(e) Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein, in articles of amendment of articles of incorporation of the Corporation, or as otherwise required by law.

(f) Liquidation, Dissolution or Winding Up.

Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand (1,000) times the aggregate amount to be distributed per share to holders of shares of Common Stock or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(g) Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination, share exchange or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event, and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(h) No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

(i) Rank. The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

(j) Amendment. The Articles of Incorporation of the Corporation shall not be further amended in any manner which would materially alter or change the preferences, rights or powers of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds (2/3) or more of the outstanding shares of Series A Preferred Stock, voting separately as a single class.

(k) Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Participating Preferred Stock.

ARTICLE V

The number of directors of the Corporation may be fixed by the bylaws.

ARTICLE VI

There shall be no preemptive rights with respect to the shares of the capital stock of the Corporation.

ARTICLE VII

No director of the Corporation shall have personal liability arising out of an action whether by or in the right of the Corporation or otherwise for monetary damages for breach of his or her duty as a director; provided, however, that the foregoing shall not limit or eliminate the personal liability of a director with respect to (i) acts or omissions not made in good faith that such director at the time of such breach knew or believed were in conflict with the best interests of the Corporation, (ii) any liability under Section 55-8-33 of the North Carolina General Statutes or any successor provision, (iii) any transaction from which such director derived an improper personal benefit or (iv) acts or omissions occurring prior to the date of the effectiveness of this Article. As used in this Article, the term “improper personal benefit” does not include a director’s compensation or other incidental benefit for or on account of his or her service as a director, officer, employee, independent contractor, attorney or consultant of the Corporation.

Furthermore, notwithstanding the foregoing provision, in the event that Section 55-2-02 or any other provision of the North Carolina General Statutes is amended or enacted to permit further limitation or elimination of the personal liability of a director, the personal liability of the Corporation’s directors shall be limited or eliminated to the fullest extent permitted by the applicable law.

This Article shall not affect a charter or bylaw provision or contract or resolution of the Corporation indemnifying or agreeing to indemnify a director against personal liability. Any repeal or modification of this Article shall not adversely affect any limitation hereunder on the personal liability of a director with respect to acts or omissions occurring prior to such repeal or modification.

APPENDIX B
PROPOSED 2023 LONG-TERM INCENTIVE COMPENSATION PLAN
(As adopted August 21, 2023 subject to shareholder approval)

ARTICLE 1GENERAL PROVISIONS
1.1Establishment of Plan. Wolfspeed, Inc., a North Carolina corporation (the “Company”), hereby establishes an incentive compensation plan to be known as the “Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan” (the “Plan”), as set forth in this document.
1.2Purpose of Plan. The objectives of the Plan are to (i) attract and retain employees and directors of the Company and its affiliates by providing competitive compensation opportunities; (ii) provide incentives to those individuals who contribute significantly to the long-term performance and growth of the Company and its affiliates; and (iii) align the long-term financial interests of employees and directors with those of the Company’s shareholders.
1.3Types of Awards. Awards under the Plan may be made to Eligible Participants who are employees in the form of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, (v) Restricted Stock Units, (vi) Performance Shares, (vii) Performance Stock Units, (viii) Performance Units, (ix) Other Awards, or any combination of these.
1.4Effective Date. The Plan was adopted by the Board of Directors of the Company on August 21, 2023 contingent on the approval of the shareholders of the Company. The Plan will become effective on the date on which the Company’s shareholders approve the Plan (the “Effective Date”).
1.5Predecessor Plan. Upon approval of the Plan by the shareholders of the Company, no further grants may be made under the Wolfspeed, Inc. 2013 Long-Term Incentive Compensation Plan (the “Predecessor Plan”) after its termination in accordance with its initial terms as of October 29, 2023.
ARTICLE 2DEFINITIONS
Except where the context otherwise indicates, the following definitions apply:
2.1“Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended from time to time or any successor thereto. All citations to sections of the Act or rules thereunder are to such sections or rules as they may from time to time be amended or renumbered.
2.2“Affiliate” means any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise and is designated as an Affiliate for purposes of this Plan by the Committee unless the context demands otherwise, or the term is otherwise expressly defined. For purposes of granting stock options or stock appreciation rights, an entity may not be considered an Affiliate if it results in noncompliance with Section 409A.
2.3“Award” means an award granted to a Participant under the Plan that is an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share, Performance Stock Unit, Performance Unit, Other Award, or combination of thereof.
2.4“Award Agreement” or “Agreement” means the written or electronic agreement evidencing an Award granted under the Plan. As determined by the Committee, each Award Agreement shall consist of either (i) a written agreement in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or

(ii) an electronic notice of Award grant in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Award grants under the Plan, and if required by the Committee, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company (other than the particular Award recipient) to execute any or all Award Agreements on behalf the Company.
2.5“Award Pool” shall have the meaning set forth in Section 4.1.
2.6“Board” or “Board of Directors” means the Board of Directors of the Company.
2.7“Cause” means, unless provided otherwise in the Award Agreement or the Plan: (i) “Cause” as defined in an Individual Agreement to which a Participant is a party that is then in effect, or (ii) if there is no such Individual Agreement or if it does not define Cause, termination of the Participant’s employment by the Company or any other Employer because of any conduct amounting to fraud, dishonesty, willful misconduct, negligence, significant activities materially harmful to the reputation of the Company or an Employer, insubordination or conviction of a felony or a crime involving moral turpitude, all as determined by the Committee in good faith, including but not limited to (as determined by the Committee in good faith), (A) Participant’s breach of any agreement between Participant and an Employer (including but not limited to any agreement regarding confidential information, noncompetition, nonsolicitation or similar covenants), (B) Participant’s intentional or negligent failure to perform a reasonably requested directive or assignment or to perform his duties to the Employer substantially in accordance with the Employer’s operating and personnel policies and procedures generally applicable to all of its employees, or (C) Participant’s misappropriation or attempted misappropriation of any of the Employer’s funds or property (including but not limited to intellectual property).
2.8“Change in Control” means, unless provided otherwise in the Award Agreement, “Change in Control” or “Change of Control”, as applicable, as defined in an Individual Agreement to which a Participant is a party that is then in effect or, if a Participant is not a party to an Individual Agreement or such Individual Agreement does not provide a definition, then the term “Change in Control” or “Change of Control” shall have the meaning specified in the applicable Wolfspeed severance plan then covering the Participant. If a Participant is not covered by an Individual Agreement or a Wolfspeed severance plan and the applicable Award Agreement does not provide otherwise, then no Termination of Service for that Participant shall be considered to be in connection with a Change in Control. Notwithstanding anything in this Plan, any Award Agreement, Individual Agreement or Wolfspeed severance plan to the contrary, to the extent any Award pursuant to this Plan that is subject to Code Section 409A is to be made because of the occurrence of a Change in Control, then payment shall not be made unless such Change in Control also constitutes a “change in ownership,” “change in effective control,” or “change in ownership of a substantial portion of the Company’s assets” within the meaning of Code section 409A. Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Change in Control (and other Participant rights that are tied to a Change in Control, such as vesting, shall not be affected by this paragraph).
2.9“Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.
2.10“Committee” means the Compensation Committee of the Board or such other committee consisting of two or more members of the Board as may be appointed by the Board from time to time to administer this Plan pursuant to Article 3. If Shares are traded on the NYSE or Nasdaq, all of the members of the Committee shall be “Independent Directors” within the meaning of the NYSE’s or Nasdaq’s listing standards (as applicable). If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee. If any member of the Committee does not qualify as a “Non-Employee Director” within the meaning of Rule 16b-3 under the Act, the Board shall appoint a subcommittee of the Committee, consisting of at least two Directors who are not also employed by the Company or any other Employer, to grant Awards to Insiders. References to the Committee in the Plan shall include and, as appropriate, apply to any such subcommittee.
2.11“Company” means Wolfspeed, Inc., a North Carolina corporation, and its successors and assigns.
2.12“Corporate Event” shall have the meaning set forth in Section 15.5.
2.13“Detrimental Activity” shall have the meaning set forth in Section 15.4.
2.14“Director” means any individual who is a member of the Board.

2.15“Disability” means, unless provided otherwise in the Award Agreement, an individual’s permanent and total disability as defined in Code Section 22(e)(3) whereby said individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. Notwithstanding the preceding provisions of this Section 2.15 or anything in any Award Agreement to the contrary, to the extent any provision of this Plan or an Award Agreement would cause a payment of a 409A Award to be made because of the Participant’s Disability, then there shall not be a Disability that triggers payment until the date (if any) that the Participant is disabled within the meaning of Code section 409A(a)(2)(C). Any payment that would have been made except for the application of the preceding sentence shall be made in accordance with the payment schedule that would have applied in the absence of a Disability (and other Participant rights that are tied to a Disability, such as vesting, shall not be affected by the prior sentence).
2.16“Effective Date” shall have the meaning set forth in Section 1.4.
2.17“Eligible Participant” means any employee of the Employer and any Outside Director, subject to such limitations as may be provided by the Code, the Act or the Committee, as shall be determined by the Committee.
2.18“Employer” means the Company and any entity during any period that it is a “parent corporation” or a “subsidiary corporation” with respect to the Company within the meaning of Code sections 424(e) and 424(f). With respect to all purposes of the Plan, including but not limited to, the establishment, amendment, termination, operation and administration of the Plan, the Company shall be authorized to act on behalf of all other entities included within the definition of “Employer.”
2.19“Fair Market Value” or “FMV” means the fair market value of a Share, as determined in good faith by the Committee; provided, however, that unless otherwise directed by the Committee:
(a)if the Shares are listed on the NYSE on the given date, Fair Market Value on such date shall be the last sale price reported for the Shares on such system during the regular trading session on such date or, if no sale was reported during the regular trading session on such date, on the last day preceding such date on which a sale was reported during the regular trading session;
(b)if the Shares are listed on a national or regional securities exchange other than the NYSE on the given date, Fair Market Value on such date shall be the last sale price reported for the Shares on such system during the regular trading session on such date or, if no sale was reported during the regular trading session on such date, on the last day preceding such date on which a sale was reported during the regular trading session; or
(c)if neither (a) nor (b) applies on the given date, the fair market value of a Share on that date shall be determined in good faith by the Committee.
For purposes of subsection (a) above, if the Shares are traded on more than one national securities exchange, then the following exchange shall be referenced to determine Fair Market Value: (i) the NYSE if the Shares are then traded on such exchange and (ii) otherwise such other exchange on which Shares are traded as may be designated by the Committee.
Notwithstanding the foregoing but subject to the next paragraph, if the Committee determines in its discretion that an alternative definition of Fair Market Value should be used in connection with the grant, exercise, vesting, settlement or payout of any Award, it may specify such alternative definition in the Award Agreement. Such alternative definition may include a price that is based on the opening, actual, high, low, or average selling prices of a Share on the NYSE or other securities exchange on the given date, the trading date preceding the given date, the trading date next succeeding the given date, or an average of trading days.
Notwithstanding the foregoing, (i) in the case of an Option or SAR, Fair Market Value shall be determined in accordance with a definition of fair market value that permits the Award to be exempt from Code section 409A; and (ii) in the case of an Option that is intended to qualify as an ISO under Code section 422, Fair Market Value shall be determined by the Committee in accordance with the requirements of Code section 422, as applicable.
2.20“409A Award” means each Award that is not exempt from Code section 409A.
2.21“Good Reason” means a Termination of Service for “Good Reason” as expressly defined in an Individual Agreement to which the Participant is a party that is then in effect. If a Participant does not have an Individual Agreement, or if such Individual Agreement does not expressly define Good Reason, no Termination of Service for that Participant shall be considered to be for “Good Reason.”
2.22“Incentive Stock Option” or “ISO” means an Option granted to an Eligible Participant under Article 5 which is designated as an Incentive Stock Option and intended to meet the requirements of Code section 422.
2.23“Individual Agreement” means a written agreement between a Participant and the Company or any other Employer relating to employment by the Company or other Employer or to service as an Outside Director of the Company (other than an Award Agreement).
2.24“Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Act.
2.25“Key Employee” means a Participant who owns (within the meaning of Code section 424(d)) stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any “parent” or “subsidiary” (within the meaning of Code section 424(e) or (f), respectively), determined at the time an Option is granted.
2.26“Nasdaq” means the Nasdaq Stock Market or its successor.
2.27“Nonqualified Stock Option” or “NQSO” means an Option granted to an Eligible Participant under Article 5 which is not intended to meet the requirements of Code section 422 or that otherwise does not meet such requirements.
2.28“NYSE” means the New York Stock Exchange or its successor.
2.29“Option” means an Incentive Stock Option or a Nonqualified Stock Option. An Option shall be designated in the applicable Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option, and in the absence of such designation, shall be treated as a Nonqualified Stock Option. Furthermore, any Option that is initially intended to be and is designated as an Incentive Stock Option but does not meet the requirements of Code section 422 for any reason shall be treated as a Nonqualified Stock Option with respect to all or such portion that does not qualify as an Incentive Stock Option per Section 5.2.
2.30“Option Price” means the price at which a Participant may purchase a Share pursuant to an Option.
2.31“Other Award” means any form of equity-based or equity-related award, other than an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Stock or Performance Unit, that is granted pursuant to Article 9.
2.32“Outside Director” means a member of the Board who is not an employee of the Company or any other Employer.
2.33“Participant” means an Eligible Participant to whom an Award has been granted.
2.34“Payment Date” shall have the meaning set forth in Section 5.6.
2.35“Performance Period” shall have the meaning set forth in Section 8.2.
2.36“Performance Share” means an Award under Article 8 that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.
2.37“Performance Unit” means an Award under Article 8 that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such performance objectives during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

2.38“Plan” means the Wolfspeed, Inc. 2023 Long-Term Incentive Compensation Plan set forth in this document and as it may be amended from time to time.
2.39“Predecessor Plan” shall have the meaning set forth in Section 1.5.
2.40“Reimbursement Expenses” shall have the meaning set forth in Section 3.6.
2.41“Restricted Stock” means an Award of Shares under Article 7, which Shares are issued with such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Shares, to sell, transfer, pledge or assign such Shares, to vote such Shares, and/or to receive any cash dividends with respect to such Shares, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.42“Restricted Stock Unit” means an Award under Article 7 that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restriction(s) as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash dividend equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.
2.43“Restriction Period” means the period during which Restricted Stock or Restricted Stock Units are subject to one or more restrictions that will lapse based on the passage of time, the achievement of performance goals, or the occurrence of another event or events, as determined by the Committee and specified in the applicable Award Agreement.
2.44“SAR Price” means the amount that is subtracted from the Fair Market Value of a Share at the time of exercise of a SAR to determine the amount payable, if any, upon exercise of the SAR.
2.45“Share” means one share of common stock, par value $0.00125 per share, of the Company, as such Share may be adjusted pursuant to the provisions of Section 4.4.
2.46“Stock Appreciation Right” or “SAR” means an Award granted under Article 6 which provides for an amount payable in Shares and/or cash, as determined by the Committee, equal to the excess of the Fair Market Value of a Share on the day the Stock Appreciation Right is exercised over the SAR Price.
2.47“Tandem SAR” shall have the meaning set forth in Section 6.1.
2.48“Termination of Service” means, unless provided otherwise in the Award Agreement, the discontinuance of employment of a Participant with the Employer for any reason, whether voluntary or involuntary, or in the case of an Outside Director, the discontinuance of services to the Company by an Outside Director, for any reason, whether voluntary or involuntary. Notwithstanding the foregoing, if a Participant becomes a consultant or independent contractor providing services to an Employer immediately upon terminating service as an employee, such seamless continuation of service as a consultant or contractor shall constitute a continuation of service with respect to Awards granted to the Participant while he or she served as an employee. Furthermore, if an Outside Director becomes an employee of the Company or any other Employer before or upon terminating service as an Outside Director, such employment will constitute a continuation of service with respect to Awards granted to the Participant while he or she served as a member of the Board. The determination of whether a Participant has discontinued employment or service shall be made by the Committee in its sole discretion. “Termination of Employment” as used in an Award Agreement shall mean Termination of Service and vice-versa.
ARTICLE 3ADMINISTRATION
3.1Composition of Committee. This Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors who shall be appointed by the Board. The Board shall fill vacancies on the Committee and may from time to time remove or add members of the Committee. Except with respect to Awards to Outside Directors under Article 10, the Board, in its sole discretion, may exercise any authority of the Committee under this Plan in lieu of the Committee’s exercise thereof and in such instances references herein to the Committee shall refer to the Board of Directors. Unless the Board directs otherwise, the Compensation Committee of the Board shall serve as the Committee.
3.2Authority of the Committee.

(a)The Committee shall have full and exclusive discretionary power to interpret the terms and intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan as well as the right and power to construe and administer the Plan, to select the persons who are eligible to receive an Award, and to act in all matters pertaining to the granting of an Award and the contents of the Award Agreement evidencing the Award, including without limitation, the determination of the number of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Stock Units, Performance Units or Other Awards subject to an Award and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan as it deems appropriate. The Committee shall be further authorized to act on behalf of all Affiliates and subsidiaries with respect to all purposes of the Plan.
(b)The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry it into effect.
(c)In the event the Company shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of Awards under the Plan as it shall deem appropriate.
(d)The Committee shall have the discretion to determine the effect upon an Award and upon an individual’s status as an employee or Outside Director under the Plan (including whether a Participant shall be deemed to have experienced a Termination of Service, or other change in status) and upon the vesting, expiration or forfeiture of an Award in the case of (i) any individual who is employed by an entity that ceases to qualify as an Employer, (ii) any leave of absence, (iii) any transfer between locations of employment with the Company and any other Employer (including Affiliates) or vice versa, (iv) any change in the Participant’s status from an employee to a consultant or member of the Board of Directors, or vice versa, and (v) any employee who, at the request of the Employer or the Company, becomes employed by any partnership, joint venture, corporation or other entity not meeting the requirements of an Employer.
(e)All actions, determinations and decisions of the Committee made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration, operation, and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all parties, including the Company, its shareholders, Participants, Eligible Participants and their estates, beneficiaries and successors. The Committee shall consider such factors as it deems relevant to making or taking such actions, determinations and decisions including, without limitation, the recommendations or advice of any Director, officer or employee of the Company and such attorneys, consultants and accountants as it may select. A Participant or other holder of an Award may contest an action, determination or decision by the Committee with respect to such person or Award only on the grounds that such action, determination or decision was arbitrary or capricious or was unlawful, and any review of such action, determination or decision shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
3.3Rules for Foreign Jurisdictions. Notwithstanding anything in the Plan to the contrary, the Committee may, in its sole discretion, amend or vary the terms of the Plan in order to conform such terms with the requirements of each non-U.S. jurisdiction where an Eligible Participant is located or to meet the goals and objectives of the Plan; establish one or more sub-plans for these purposes; and establish administrative rules and procedures to facilitate the operation of the Plan in such non-U.S. jurisdictions.
3.4Delegation of Authority. The Committee may, in its discretion, at any time and from time to time, delegate to one or more of the members of the Committee such of its powers as it deems appropriate (provided that any such delegation shall be to at least two members of the Committee with respect to Awards to Insiders). Except with respect to Awards to Insiders, the Committee may, in its discretion, at any time and from time to time, delegate to one or more persons who are not members of the Committee any or all of its authority and discretion under Section 3.2 and 3.3, to the full extent permitted by law and the rules of any exchange on which Shares are traded.
3.5Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement. Each Award Agreement shall be subject to and incorporate, by reference or otherwise, the applicable terms and conditions of the Plan, and any other terms and conditions, not inconsistent with the Plan, as may be directed by the Committee, including without limitation, provisions related to the consequences of Termination of Service. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of the Award Agreement or otherwise confirm the Participant’s acceptance of the provisions of the Award Agreement. The Participant shall in any event be deemed to have accepted the provisions of an Award Agreement delivered to the Participant with respect to an Award by exercising the Award or receiving any benefits thereunder.
3.6Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as members of the Committee, the Company shall indemnify and hold harmless the members of the Committee against (i) reasonable expenses, including attorney’s fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, (ii) all amounts paid by them in settlement thereof, provided such settlement is approved by independent legal counsel selected by the Company, and (iii) all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties (all amounts reimbursed hereunder are referred to as the “Reimbursement Expenses”); provided, that within 60 days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. In the performance of its responsibilities with respect to the Plan, the members of the Committee shall be entitled to rely upon, and no member of the Committee shall be liable for any action taken or not taken in good faith reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, or the Company’s counsel. To the extent the entitlement to Reimbursement Expenses is subject to Code section 409A, it applies during the lifetime of the Committee member; the Company shall pay each Reimbursement Expense no later than the end of the calendar year following the calendar year in which the Committee member incurred such Reimbursement Expense; the amount of Reimbursement Expenses available to a Committee member in one tax year will not affect the amount of Reimbursement Expenses available to the Committee member in any other tax year; and the entitlement to Reimbursement Expenses is not subject to liquidation or exchange for any other benefit.
ARTICLE 4SHARES SUBJECT TO THE PLAN
4.1 Aggregate Limits.
(a)Subject to adjustment as provided in Section 4.4, the aggregate number of Shares which may be issued pursuant to Awards under this Plan is (i) 3,500,000 plus (ii) the number of Shares which, immediately prior to the Effective Date, were authorized for issuance under the Predecessor Plan and are not thereafter used for awards under the Predecessor Plan the “Award Pool”). Shares described in clause (ii) above include Shares which, immediately prior to the Effective Date, were authorized for issuance under the Predecessor Plan and either (x) are not subject to outstanding awards under the Predecessor Plan as of October 29, 2023 or (y) are subject to outstanding awards under the Predecessor Plan as of October 29, 2023 and subsequently expire, are canceled or otherwise terminate unexercised or unused for any reason. For the avoidance of doubt, no further grants shall be made under the Predecessor Plan on or after October 29, 2023 but all outstanding awards under the Predecessor Plan as of that date shall continue to be governed by the Predecessor Plan and the agreements under which they were granted.
(b)Up to 2,500,000 Shares are available for issuance pursuant to ISOs granted under the Plan. Otherwise, the Award Pool shall be available for all types of Awards granted under the Plan; there is no maximum number of Shares per type of Award. Such Shares shall be made available from Shares authorized but unissued, including Shares purchased in the open market or in private transactions.
4.2Share Counting Rules.
(a)Each Option shall be counted as one Share subject to an Award and deducted from the Award Pool.
(b)Each share of Restricted Stock and each Restricted Stock Unit and each Other Award that may be settled in Shares shall be counted as one Share subject to an Award and deducted from the Award Pool. Restricted Stock Units and Other Awards that may not be settled in Shares shall not result in a deduction from the Award Pool.
(c)Each Performance Share or Performance Stock Unit that may be settled in Shares shall be counted as one Share subject to an Award, based on the number of Shares that would be paid under the Performance Share or Performance Stock Unit for achievement of target performance, and deducted from the Award Pool. Each Performance Unit that may be settled in Shares shall be counted as a number of Shares subject to an Award, based on the number of Shares that would be paid under the Performance Unit for achievement of target performance, with the number determined by dividing the value of the Performance Unit at the time of grant by the Fair Market Value of a Share at the time of grant, and this number shall be deducted from the Award Pool. In both cases, in the event that the Award is later settled based on above-target performance, the number of Shares corresponding to the above-target performance, calculated pursuant to the applicable methodology specified above, shall be deducted from the Award Pool at the time of such settlement; in the event that the Award is later settled upon below-target performance, the number of Shares corresponding to the below-target performance, calculated pursuant to the applicable methodology specified above, shall be added back to the Award Pool. Performance Shares, Performance Stock Units, and Performance Units that may not be settled in Shares shall not result in a deduction from the Award Pool.
(d)Each Stock Appreciation Right that may be settled in Shares shall be counted as one Share subject to an Award and deducted from the Award Pool. Stock Appreciation Rights that may not be settled in Shares shall not result in a deduction from the Award Pool.
(e)If for any reason any Shares awarded or subject to issuance under the Plan are not issued, or are reacquired by the Company from the Participant or the Participant’s transferee, for reasons including, but not limited to: (i) a forfeiture of Restricted Stock or a Restricted Stock Unit; (ii) the termination, expiration or cancellation of an Option, Stock Appreciation Right, Performance Share, Performance Stock Unit, Performance Unit or Other Award; (iii) Shares withheld for payment of taxes pursuant to Section 14.2 (other than for an Option or Stock Appreciation Right); or (iv) settlement of an Award in cash in lieu of Shares, such Shares shall again be available for issuance pursuant to an Award under the Plan and shall be added back to the Award Pool. Notwithstanding anything herein to the contrary: (i) Shares with respect to which a Stock Appreciation Right under the Plan or Predecessor Plan is exercised; (ii) Shares tendered, withheld, or subject to an Option or Stock Appreciation Right granted under the Plan or Predecessor Plan surrendered in connection with the payment of the Option Price upon exercise of an Option or Stock Appreciation Right, if applicable, or in connection with the Company’s tax withholding obligations with respect to Options or stock-settled Stock Appreciation Rights granted under the Plan or Predecessor Plan; (iii) Shares not issued upon the net settlement or net exercise of a stock-settled Stock Appreciation Right under the Plan or Predecessor Plan; and (iv) Shares purchased by the Company with proceeds from the exercise of Options or Stock Appreciation Rights granted under the Plan or Predecessor Plan shall not thereafter be available for issuance under the Plan nor added back to the Award Pool.
4.3Individual Limits. Subject to adjustment as provided in Section 4.5: (i) the aggregate number of Shares subject to Options or Stock Appreciation Rights granted under this Plan in any one fiscal year to any one Participant shall not exceed 3,000,000; (ii) the aggregate number of Shares subject to Restricted Stock or Restricted Stock Unit Awards granted under this Plan in any one fiscal year to any one Participant shall not exceed 1,000,000; (iii) the maximum number of Performance Shares, Performance Stock Units, and Performance Units (valued as of the grant date) that, in the aggregate, may be granted in any one fiscal year to any one Participant shall equal the value of 2,000,000 Shares (based on the maximum amount that could be paid under each Performance Share, Performance Stock Unit, and Performance Unit); and (iv) the maximum number of Other Awards (valued as of the grant date) that, in the aggregate, may be granted in any one fiscal year to any one Participant shall equal the value of 500,000 Shares (this limitation shall be applied based on the maximum amount that could be paid under each Other Award). The multipliers specified in subsections (a) through (d) of Section 4.2 shall not apply for purposes of applying the foregoing limitations of this Section 4.3.
4.4Outside Director Award Limits. Subject to adjustment as provided in Section 4.5, the aggregate grant date fair value (computed as of the Date of Grant in accordance with applicable financial accounting rules) of all Awards granted to any Outside Director during any single fiscal year, taken together with any cash fees paid to such Outside Director during such fiscal year, shall not exceed $750,000.
4.5Adjustment of Shares. If any change in corporate capitalization, such as a stock split, reverse stock split, or stock dividend; or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off, of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company’s corporate structure, or any distribution to shareholders (other than an ordinary cash dividend) results in the outstanding Shares, or any securities exchanged therefore or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation; or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of outstanding Shares; then the Committee shall make equitable adjustments, as it determines are necessary and appropriate, in:
(a)the number and class of stock or other securities that comprise the Award Pool as set forth in Section 4.1;
(b)the limitations on the aggregate number of Awards that may be granted in any one fiscal year to any one Participant as set forth in Section 4.3;

(c)the number and class of stock or other securities subject to outstanding Awards, and which have not been issued or transferred under outstanding Awards;
(d)the Option Price under outstanding Options, the SAR Price under outstanding Stock Appreciation Rights and the number of Shares to be transferred in settlement of outstanding Options and Stock Appreciation Rights; and
(e)the terms, conditions or restrictions of any Award and Award Agreement, including the price payable for the acquisition of Shares.
It is intended that, if possible, any adjustments contemplated above shall be made in a manner that satisfies applicable legal requirements, as well as applicable requirements with respect to taxation (including, without limitation and as applicable in the circumstances, Code section 424 and Code section 409A) and accounting (so as to not trigger any charge to earnings with respect to such adjustment).
Without limiting the generality of the above, any good faith determination by the Committee as to whether an adjustment is required in the circumstances and the extent and nature of any such adjustment shall be final, conclusive and binding on all persons.
Subject to the provisions of Article 15 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Code section 409A and Code sections 422 and 424, as and where applicable.
4.6Limitation on Vesting for Awards. Notwithstanding anything herein to the contrary, Awards granted hereunder shall not vest more quickly than over a one (1) year period following the date of grant, except that such minimum vesting requirement shall not apply to: (i) the Committee’s earlier or accelerated vesting or exercisability (on a full or pro rata basis) in the Committee’s discretion including, but not limited to in cases of the Participant’s retirement, death or Disability, or upon a Change in Control; (ii) for Awards involving an aggregate number of Shares not exceeding 5% of the number of Shares available for Awards under the first sentence of Section 4.1 (as such number may be adjusted from time to time in accordance with the Plan); (iii) substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries; (iv) Shares delivered in lieu of fully vested cash obligations; and (v) Awards to Outside Directors that vest on the earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting.
ARTICLE 5STOCK OPTIONS
5.1Grant of Options. Subject to the provisions of the Plan, Options may be granted to Eligible Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have sole discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants; provided that only employees may be granted ISOs. Notwithstanding anything in this Article 5 to the contrary, except for Options that are specifically designated as intended to be subject to Code section 409A, Options may only be granted to individuals who provide direct services on the date of grant of the Option to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iii)(E)) in each entity in the chain. Notwithstanding any other provisions of this Plan to the contrary, Participants shall not be entitled to dividends or dividend equivalents on unexercised Options granted under the Plan.
5.2Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option shall become vested and exercisable and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified as an ISO (even if designated as an ISO) shall be an NQSO.
5.3Option Price. The Option Price for each grant of an Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted. Notwithstanding the prior sentence, an Option may be granted with an Option Price that is less than one hundred percent (100%) of the Fair Market Value of a Share on the date the

Option is granted if such Option is granted in replacement for an award previously granted by an entity that is assumed by the Company in a business combination, provided that the Committee determines that such Option Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the Option from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the Option is granted).
5.4Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that the Committee may extend the term of any Option that would otherwise expire at a time when the Participant is not permitted by applicable law or Company policy to exercise such Option to the extent permitted by Code section 409A, 422, or other applicable law; and provided, further, that no Option shall be exercisable later than the seventh (7th) anniversary of its grant date or fifth (5th) anniversary of its grant date in the case of an ISO granted to a Key Employee.
5.5Exercise of Options. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Award Agreement and/or an Individual Agreement that vesting of the Award shall accelerate or other restrictions applicable to the Award shall lapse only: (i) in the event of the Participant’s death, Disability, or retirement (as defined in the applicable Award Agreement), (ii) in connection with a Change of Control, or (iii) pursuant to Section 15.5. Deferral of Option gains is not permitted.
5.6Payment. Options shall be exercised by the delivery of written or electronic notice of exercise to the Company or its designated representative, setting forth the number of Shares with respect to which the Option is to be exercised and satisfying any requirements that the Committee may establish in or pursuant to the Award Agreement from time to time. Full payment of the Option Price (less any amount previously received from the Participant to acquire the Option) must be made on or prior to the Payment Date, as defined below. The Option Price shall be payable to the Company either: (a) in cash, (b) in a cash equivalent approved by the Committee, (c) if approved by the Committee, by tendering previously acquired Shares (or delivering a certification or attestation of ownership of such Shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the tendered Shares must have been held by the Participant for any period required by the Committee), (d) by a combination of (a), (b) and/or (c), and (d) any other method expressly approved or accepted by the Committee in the Committee’s sole discretion. The Committee also may allow cashless exercises as permitted under Regulation T of the Federal Reserve Board, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law. “Payment Date” shall mean the date on which a sale transaction in a cashless exercise (whether or not payment is actually made pursuant to a cashless exercise) would have settled in connection with the subject option exercise. Unless otherwise authorized by the Committee, no Shares shall be delivered until the full Option Price has been paid.
5.7Nontransferability of Options.
(a)Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative. In no event may an ISO be transferred for value or consideration.
(b)Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement consistent with securities and other applicable laws, rules and regulations, no NQSO granted under this Article 5 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Award Agreement or otherwise determined at any time by the Committee, all NQSOs granted to a Participant under this Article 5 shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative. In no event may an NQSO be transferred for value or consideration.
5.8Special Rules for ISOs. Notwithstanding the above, in no event shall any Key Employee be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a share on the date the ISO is granted or be eligible to receive an ISO that is exercisable later than the fifth (5th) anniversary date of its grant. The aggregate Fair Market Value of shares with respect to which incentive stock options (within the meaning of Code section 422) granted to a Participant are first exercisable in any calendar year (under the Plan and all other incentive stock option plans of the Employer) shall not exceed $100,000. For this purpose, Fair Market Value shall be determined with respect to a particular incentive stock option on the date on which such incentive stock option is granted. In the event that this One Hundred Thousand Dollar ($100,000) limit is exceeded with respect to a Participant, then Incentive Stock Options granted under this Plan to such Participant shall, to the extent and in the order required by Treasury Regulations under Code section 422, automatically become

NQSOs granted under this Plan. Solely for purposes of determining the limit on ISOs that may be granted under the Plan, the provisions of Section 4.2 that replenish or forgo a deduction from the Award Pool shall only be applied to the extent permitted by Code section 422 and regulations promulgated thereunder.
ARTICLE 6STOCK APPRECIATION RIGHTS
6.1Grant of SARs. Subject to the terms and provisions of the Plan, SARs may be granted to Eligible Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee. A Stock Appreciation Right may be granted to an Eligible Participant in connection with an Option granted under Article 5 of this Plan or may be granted independently of any Option. A Stock Appreciation Right shall entitle the holder, within the specified period, to exercise the SAR and receive in exchange a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the SAR Price, times the number of Shares with respect to which the SAR is exercised. A SAR granted in connection with an Option (a “Tandem SAR”) shall entitle the holder of the related Option, within the period specified for the exercise of the Option, to surrender the unexercised Option, or a portion thereof, and to receive in exchange therefore a payment having an aggregate value equal to the amount by which the Fair Market Value of a Share exceeds the Option Price, times the number of Shares under the Option, or portion thereof, which is surrendered. Notwithstanding anything in this Article 6 to the contrary, except for SARs that are specifically designated as intended to be subject to Code section 409A, SARs may only be granted to individuals who provide direct services on the date of grant of the SAR to the Company or another entity in a chain of entities in which the Company or another such entity has a controlling interest (within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iii)(E)) in each entity in the chain. Notwithstanding any other provisions of this Plan to the contrary, Participants shall not be entitled to dividends or dividend equivalents on unexercised SARs granted under the Plan.
6.2Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR Price, the duration of the SAR, the number of Shares with respect to which the SAR pertains, the conditions upon which the SAR shall become vested and exercisable and such other provisions as the Committee shall determine.
6.3Tandem SARs. Each Tandem SAR shall be subject to the same terms and conditions as the related Option, including limitations on transferability, shall be exercisable only to the extent such Option is exercisable and shall terminate or lapse and cease to be exercisable when the related Option terminates or lapses. The grant of Stock Appreciation Rights related to ISOs must be concurrent with the grant of the ISOs. With respect to NQSOs, the grant either may be concurrent with the grant of the NQSOs, or in connection with NQSOs previously granted under Article 5, which are unexercised and have not terminated or lapsed.
6.4Payment. The Committee shall have sole discretion to determine in each Award Agreement whether the payment with respect to the exercise of an SAR will be in the form of cash, Shares, or any combination thereof. If payment is to be made in Shares, the number of Shares shall be determined based on the Fair Market Value of a Share on the date of exercise.
6.5SAR Price. The SAR Price for each grant of a SAR shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. Notwithstanding the prior sentence, a SAR may be granted with a SAR Price that is less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted if such SAR is granted in replacement for an award previously granted by an entity that is assumed by the Company in a business combination, provided that the Committee determines that such SAR Price is appropriate to preserve the economic benefit of the replaced award and will not impair the exemption of the SAR from Code section 409A (unless the Committee clearly and expressly foregoes such exemption at the time the SAR is granted).
6.6Duration of SARs. Each SAR shall expire at such time as the Committee shall determine at the time of grant; provided, however, that the Committee may extend the term of any SAR that would otherwise expire at a time when the Participant is not permitted by applicable law or Company policy to exercise such SAR; and provided, further, that no SAR shall be exercisable later than the seventh (7th) anniversary of its grant date.
6.7Exercise of SARs. SARs granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, including conditions related to the employment of or provision of services by the Participant with the Company or any Employer, which need not be the same for each grant or for each Participant. The Committee may provide in the Award Agreement and/or an Individual Agreement that vesting of the Award shall accelerate or other restrictions applicable to the Award shall lapse only: (i) in the event of the Participant’s death, Disability, or retirement (as defined in the applicable Award Agreement), (ii) in connection with a Change of Control, or (iii) pursuant to Section 15.5. Upon exercise of a Tandem SAR, the number of Shares subject to exercise under the related Option shall automatically be reduced by the number of Shares represented by the Option or portion thereof which is surrendered. SARs shall be exercised by the delivery of written or electronic notice of exercise to the Company or its designated representative, setting forth the number of Shares with respect to which the SAR is to be exercised and satisfying any requirements that the Committee may apply from time to time.
6.8Nontransferability of SARs. Except as otherwise provided in an Award Agreement or otherwise determined at any time by the Committee consistent with securities and other applicable laws, rules and regulations, no SAR granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or the Participant’s legal representative. In no event may a SAR be transferred for value or consideration.
ARTICLE 7RESTRICTED STOCK AND RESTRICTED STOCK UNITS
7.1Grants of Restricted Stock and Restricted Stock Units. Restricted Stock Awards and Restricted Stock Unit Awards may be made to Eligible Participants as an incentive for the performance of future services that the Committee in its sole discretion determines will contribute materially to the successful operation of the Employer. Subject to Section 11 with respect to grants to Outside Directors, Awards of Restricted Stock or Restricted Stock Units may be made either alone or in addition to or in tandem with other Awards granted under the Plan and may be current grants of Restricted Stock or Restricted Stock Units or deferred grants of Restricted Stock or Restricted Stock Units.
7.2Restricted Stock/Unit Award Agreement.
(a)In General. Each Award of Restricted Stock/Units shall be evidenced by an Award Agreement that shall set forth the terms of the Award, as determined by the Committee, including, without limitation, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted; the purchase price, if any, to be paid for each Share of Restricted Stock or Restricted Stock Unit, which may be more than, equal to, or less than Fair Market Value of a Share and may be zero, subject to such minimum consideration as may be required by applicable law; any restrictions applicable to the Restricted Stock/Units such as continued service or achievement of performance goals, or both; the length of the Restriction Period and whether any circumstances, such as death, Disability, retirement (as defined in the applicable Award Agreement) or a Change in Control, will shorten or terminate the Restriction Period; and whether Restricted Stock Units will be settled in cash, Shares or a combination of cash and Shares. The Restriction Period may be of any duration. The Award may provide for lapse of the Restriction Period in monthly or longer installments over the course of the Restriction Period, as determined by the Committee in its discretion.
(b)Execution of Award Agreements. Notwithstanding Section 3.5, a Restricted Stock or Stock Unit Award must be accepted prior to the first vesting date or such other period as the Committee may specify, by executing a Restricted Stock/Unit Award Agreement, or otherwise electronically accepting the Award, and paying whatever price, if any, is required. The prospective recipient of a Restricted Stock or Restricted Stock Unit Award shall not have any rights with respect to such Award, unless and until such recipient has executed a Restricted Stock/Unit Award Agreement and has delivered a fully executed copy thereof to the Company, or otherwise electronically accepted the Award, and has otherwise complied with the applicable terms and conditions of such Award.
7.3Nontransferability. Except as otherwise provided in this Article 7 or in an Award Agreement, no shares of Restricted Stock or Restricted Stock Units received by a Participant shall be sold, exchanged, transferred, pledged, assigned, hypothecated or otherwise disposed of during the Restriction Period or, in the case of Restricted Stock Units, until the date of delivery of Shares or other payment with respect to the Restricted Stock Units, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in an Award Agreement, a Participant’s rights under an Award of Restricted Stock or Restricted Stock Units shall be available during the Participant’s lifetime only to the Participant or the Participant’s legal representative.
7.4Certificates. Upon an Award of Restricted Stock to a Participant, Shares of Restricted Stock shall be registered in the Participant’s name. Certificates, if issued, may either be held in custody by the Company until the Restriction Period expires or until restrictions thereon otherwise lapse and/or be issued to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend and remaining subject to appropriate stop-transfer orders. If required by the Committee, the Participant shall deliver to the Company one or more stock powers endorsed in blank relating to the Restricted Stock. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unrestricted certificates for such shares shall be delivered to the Participant.

7.5Dividends and Other Distributions. Except as provided in this Article 7 or in the Award Agreement, a Participant receiving a Restricted Stock Award shall have, with respect to such Award, all of the rights of a shareholder of the Company, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and the right to receive any dividends; provided, however, that, in all cases, (i) any dividends or other distributions on such Shares of Restricted Stock during the Restriction Period shall be either automatically deferred and reinvested in additional Shares of Restricted Stock or paid to the Company for the account of the Participant, in either case subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividends and other distributions shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with Code Section 409A. The Committee shall determine whether interest, if any, shall be paid on such amounts, the rate of any such interest, and the other terms applicable to such amounts (again, provided that all such terms shall, to the extent required, comply with Code section 409A). A Participant receiving a Restricted Stock Unit Award shall not possess voting rights and shall accrue dividend equivalents on such Restricted Stock Units only to the extent provided in the Award Agreement relating to the Award; provided, however, that in all cases (i) any dividend equivalents payable on such Restricted Stock Unit Award shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividend equivalents shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code Section 409A.
7.6Short-Term Deferral. To the extent an Award described in this Section is a 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date on which there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award.
ARTICLE 8PERFORMANCE SHARES AND UNITS
8.1Grant of Performance Shares / Performance Stock Units / Performance Units. Subject to the terms and provisions of the Plan, Performance Shares, Performance Stock Units (“PSUs”), and Performance Units may be granted to Eligible Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
8.2Value of Performance Shares / Performance Stock Units and Performance Units. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share or Performance Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the date of grant. In addition to any non-performance terms applicable to the Award, the Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Shares, Performance Stock Units, Performance Units or all three, as applicable, that will be paid out to the Participant. For purposes of this Article 8, the time period during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award shall be called a “Performance Period.” The Committee may, but is not obligated to, set such performance goals by reference to the performance measures set forth in Article 10.
8.3Earning of Performance Shares / Units. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Shares, Performance Stock Units, or Performance Units shall be entitled to receive a payout of the number and value of Performance Shares, Performance Stock Units, or Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved and any applicable non-performance terms have been met. The Committee may provide in the Award Agreement and/or an Individual Agreement that the Performance Shares, Performance Stock Units, or Performance Units are earned notwithstanding achievement of the performance goals only: (i) in the event of the Participant’s death or Disability, (ii) in the event of the Participant’s “retirement” (as such term is defined in the applicable Award Agreement), (iii) in connection with a Change of Control, or (iv) pursuant to Section 15.5.
8.4Form and Timing of Payment of Performance Shares, Performance Stock Units, or Performance Units. Subject to the terms of this Plan and the applicable Award Agreement, the Committee, in its sole discretion, may pay earned Performance Shares, Performance Stock Units, and Performance Units in the form of cash or Shares or other Awards (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Shares, Performance Stock Units, and Performance Units at the close of the applicable Performance Period. Any such Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

Notwithstanding the foregoing, to the extent an Award described in this Article 8 is a 409A Award and is subject to a substantial risk of forfeiture within the meaning of Code section 409A (or will be granted upon the satisfaction of a condition that constitutes such a substantial risk of forfeiture), any compensation due under the Award (or pursuant to a commitment to grant an Award) shall be paid in full not later than the 60th day following the date there is no longer such a substantial risk of forfeiture with respect to the Award (and the Participant shall have no right to designate the year of the payment), unless the Committee shall clearly and expressly provide otherwise at the time of granting the Award.
8.5Dividends and Other Distributions. A Participant receiving a Performance Share, Performance Stock Unit, or Performance Unit Award shall not possess voting rights. A Participant receiving a Performance Share, Performance Stock Unit, Performance Unit Award or any other Award that is subject to performance conditions shall accrue dividend equivalents on such Award only to the extent provided in the Award Agreement relating to the Award; provided, however, that (i) any dividend equivalents payable on such Performance Shares, Performance Stock Units, Performance Units or other Award subject to performance conditions shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividend equivalent shall be included in the Award Agreement related to the Award and shall, to the extent required, comply with the requirements of Code section 409A.
8.6Nontransferability. Except as otherwise provided in this Article 8 or the applicable Award Agreement, Performance Shares, Performance Stock Units, and Performance Units may not be sold, exchanged, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, a Participant’s rights with respect to Performance Shares, Performance Stock Units, and Performance Units shall be available during the Participant’s lifetime only by the Participant or the Participant’s legal representative. In no event may a Performance Share, Performance Stock Unit, or Performance Unit be transferred for value or consideration.
ARTICLE 9OTHER AWARDS
The Committee shall have the authority to specify the terms and provisions of other forms of equity-based or equity-related awards not described above that the Committee determines to be consistent with the purpose of the Plan and the interests of the Company. The Other Awards may provide for cash payments based in whole or in part on the value or future value of Shares, for the acquisition or future acquisition of Shares, or any combination of the foregoing. Notwithstanding the foregoing, where the value of an Other Award is based on the difference in the value of a Share at different points in time, the grant or exercise price will not be less than 100% of the Fair Market Value of the Shares on the date of grant unless the Other Award is granted in replacement for an award previously granted by an entity that is assumed by the Company in a business combination, provided that the Committee determines that the Other Award preserves the economic benefit of the replaced award and is either exempt from or in compliance with the requirements of Code section 409A. A Participant receiving an Other Award shall accrue dividend equivalents on such Other Award only to the extent provided in the Award Agreement relating to the Other Award; provided, however, that (i) any dividend equivalents payable on such Other Award shall be subject to the same restrictions on vesting as the underlying Award, and (ii) all terms and conditions for payment of such dividend equivalents shall be included in the Award Agreement related to the Other Award and shall, to the extent required, comply with the requirements of Code Section 409A.
ARTICLE 10PERFORMANCE MEASURES
10.1In General. The Committee may, in its discretion, include performance conditions or objectives in any Award. The Committee may provide for a threshold level of performance below which no amount of compensation will be paid, and the Committee may provide for the payment of differing amounts of compensation for different levels of performance.
10.2Performance Measures. If the Committee makes an Award subject to a particular performance objective, the Committee shall adopt or confirm a written definition of that performance objective at the time the performance objective is established. Performance objectives may be related to a specific product, line of work, customer or group of customers, geographic region, and/or other corporate measures. In addition, the form of performance measures may be measured on a Company, Employer (or entity thereof), Affiliate, division, business unit, service line, segment or geographic basis or any combination thereof. Performance measures employed under the Plan may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or published or specialized indexes or other external measures of the selected performance measures. If the Committee specifies more than one individual performance objective for a particular Award, the Committee shall also specify, in writing, whether one, all, or some other number of such objectives must be attained. By way of illustration only, performance measures which may be employed pursuant to this

Section 10 to determine the degree of payout and/or vesting with respect to performance-based Awards include, but are not limited to, the following: earnings, earnings per share, consolidated pre-tax earnings, net earnings, net income, operating income, EBIT (earnings before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), gross margin, operating margin, profit margin, revenues, revenue growth, market value added, market share, economic value added, return measures (including but not limited to return on equity, return on investment, return on assets, return on net assets, and return on capital employed), total shareholder return, profit, operating profit, economic profit, capitalized economic profit, after-tax profit, pre-tax profit, cash, cash flow measures (including, but not limited to, operating cash flow, free cash flow, cash flow return, and cash flow per share), sales, sales volume, sales growth, assets, inventory turnover ratio, productivity ratios, share price, cost, unit cost, expense targets or ratios, charge-off levels, operating efficiency, operating expenses, customer satisfaction, improvement in or attainment of expense levels, working capital, improvement in or attainment of working capital levels, debt, debt to equity ratio, debt reduction, capital targets and/or consummation of acquisitions, dispositions, projects or other specific events or transactions, design-ins, product yield, fab capacity, or other operational metrics and key performance indicators, and human capital goals such as diversity, equity & inclusion (DEI). Such measures may also be based on GAAP, Non-GAAP or other accounting method distinctions or criteria as the Committee determines. Any performance measure may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to results for previous years or to a designated comparison group of entities or to a published or stock market or other index, in each case as specified by the Committee. The Committee shall specify the period over which the performance goals for a particular Award shall be measured.
10.3Committee Determination of Achievement of Performance Goals; Adjustments. For each Award that has granted subject to a specified performance goal or objective, the Committee shall determine within an administratively practicable period following the end of the applicable Performance Period whether such performance goals or objectives for that Performance Period have been achieved and, if they have, the Committee shall so certify in writing and ascertain the amount payable under the applicable Award. If a performance goal or objective for a Performance Period is not achieved, the Committee in its sole discretion may nonetheless pay all or a portion of that Award based on such criteria as the Committee deems appropriate, including without limitation individual performance, Company-wide performance, or the performance of specific Employer entities or Affiliates, divisions, departments, regions, or service line or function employing the Participant.
In determining whether any performance goal or objective has been satisfied, the Committee may include or exclude any or all items that are unusual or non-recurring, including but not limited to (i) charges, costs, benefits gains or income associated with reorganizations or restructurings of the Employer (or related entities and Affiliates), discontinued operations, goodwill, other intangible assets, long-lived assets (non-cash), real estate strategy, litigation, or the resolution of litigation (e.g., settlements, judgments, or attorneys’ fees), or currency or commodity fluctuations; and (ii) the effects of changes in applicable laws, regulations or accounting principles. In addition, the Committee may adjust any performance objective for a Performance Period as it deems equitable to recognize unusual or non-recurring events affecting the Employer (or related entities and Affiliates), changes in tax laws or regulations or accounting procedures, mergers, acquisitions, and divestitures, or any other factors as the Committee may determine. To the extent that a performance objective is based on the price of a Share, then in the event of any stock dividend, stock split, combination of shares, recapitalization or other changes in the capital structure of the Company, any merger, consolidation, spin-off, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or any other corporate transaction having an effect similar to any of the foregoing, the Committee shall make or provide for such adjustments in such performance objective as the Committee in the Committee’s sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants.
ARTICLE 11AWARDS TO OUTSIDE DIRECTORS
Awards to Outside Directors may be in the form of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Awards or a combination thereof.
ARTICLE 12BENEFICIARY DESIGNATION
To the extent permitted by the Committee, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. If any such designation is permitted, the Committee shall, in its sole discretion, establish rules and procedures for such designations. Unless different rules and procedures are established by the Committee, each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with a designated representative of the Committee during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.
ARTICLE 13DEFERRALS
The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Shares, Performance Stock Units, or Performance Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals, and the Committee may provide for such arrangements, including conversion to another form of Award that is available under the Plan and has equivalent value, as it deems necessary in order to permit the deferral of taxes in connection with such deferral by the Participant. Any deferrals required or permitted by the Committee of Awards shall be made in compliance with Code section 409A.
ARTICLE 14TAX WITHHOLDING
14.1Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan or any Award. The Company shall not be required to issue Shares or to recognize the disposition of such Shares until such obligations are satisfied.
14.2Share Withholding. Except as otherwise determined by the Committee or provided in an Award Agreement, with respect to tax withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock or Restricted Stock Units, upon the achievement of performance goals related to Performance Shares or Performance Units, or upon any other taxable event arising as a result of or in connection with an Award granted hereunder that is settled in Shares, unless other arrangements are made with the consent of the Committee, Participants shall satisfy the withholding requirement by: (i) having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to but not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or any greater rate that will not result in adverse accounting or tax treatment as determined by the Committee), or (ii) if approved by the Committee, authorizing the sale of Shares equal to but not more than the amount necessary to satisfy the Company’s withholding obligations at the minimum statutory withholding rates (or any greater rate that will not result in adverse accounting or tax treatment as determined by the Committee). All such withholding arrangements shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
ARTICLE 15AMENDMENT AND TERMINATION
15.1Amendment of Plan. The Committee may at any time terminate or from time to time amend the Plan in whole or in part, but, unless required by applicable law or applicable listing standard, no such action shall adversely affect any rights or obligations with respect to any Awards previously granted under the Plan, unless the affected Participants consent in writing. The Company will also obtain the approval of the shareholders before amending the Plan to the extent required by Code section 422 or the rules of any securities exchange or quotation or trading system on which Shares are traded or other applicable law.
15.2Amendment of Award; Repricing. The Committee may, at any time, amend outstanding Awards in a manner not inconsistent with the terms of the Plan; provided, however, that if such amendment is adverse to the Participant, as determined by the Committee, the amendment shall not be effective unless and until the Participant consents, in writing, to such amendment, except as may be required by applicable law, as provided in Section 15.4, or as provided in the Award Agreement. To the extent not inconsistent with the terms of the Plan and the foregoing, the Committee may, at any time, amend an outstanding Award Agreement in a manner that is not unfavorable to the Participant without the consent of such Participant. Notwithstanding the above provision, the Committee shall not permit or effect a repricing, except in accordance with Section 4.4 or to the extent the repricing is approved by the shareholders of the Company; for this purpose, a repricing is an amendment to the terms of an outstanding Option or SAR that would reduce the Option Price or SAR Price of that Option or SAR, respectively, or a cancellation, exchange, substitution, buyout or surrender of an outstanding Option or SAR in exchange for cash, another Award or Option or SAR with an Option Price or SAR Price that is less than the Option Price or SAR Price of the original Option or SAR, respectively (or as further defined within US generally accepted accounting practices or any applicable stock exchange rule). Notwithstanding anything else in this Section 15.2, (i) no amendment of an Award Agreement shall cause an award to be subject to Code section 409A, unless the Award Agreement, as amended, complies with the requirements of Code section 409A, and (ii) no amendment of an Award Agreement that is subject to Code section 409A shall cause such an Award Agreement (or the underlying Award) to violate Code section 409A.

15.3Termination of Plan. No Awards shall be granted under the Plan after the tenth anniversary of the Effective Date. However, Awards granted under the Plan on or prior to the tenth anniversary of the Effective Date shall remain outstanding beyond that date in accordance with the terms and conditions of the Plan and the Award Agreements corresponding to such Awards.
15.4Cancellation of Awards / Clawback.
(a)The Committee may, in its sole discretion, provide in the Award Agreement that if a Participant engages in any “Detrimental Activity” (as defined below), the Committee may, notwithstanding any other provision in this Plan to the contrary, cancel, rescind, suspend, withhold or otherwise restrict or limit any unexpired, unexercised, unpaid or deferred Award as of the first date the Participant engages in the Detrimental Activity, unless sooner terminated by operation of another term of this Plan or any other agreement. Without limiting the generality of the foregoing, the Award Agreement may also provide that if the Participant exercises an Option or SAR, receives a Performance Unit payout, receives or vests in Shares under an Award or vests in or receives a payout under a Stock Unit at any time prior to the date the Participant ceases to engage in any Detrimental Activity, the Participant may be required to pay to the Company the excess of the then fair market value of the Shares subject to the Award over the total price paid by the Participant for such Shares. In addition, all Awards under the Plan (and payments and Shares in settlement of Awards as well as any proceeds received from the disposition of such property) are subject to clawback by the Company to the extent provided in any policy, as amended from time to time, adopted by the Board, including the policy adopted to comply with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Rule 10D-1 under the Act, and the NYSE’s or Nasdaq’s listing standards (as applicable).
(b)For purposes of this Section, except to the extent provided otherwise in the Award Agreement, “Detrimental Activity” means any of the following, as determined by the Committee in good faith: (i) the violation of any agreement between the Company or any Employer and the Participant relating to the disclosure of confidential information or trade secrets, the solicitation of employees, customers, suppliers, licensees, licensors or contractors, or the performance of competitive services; (ii) conduct that constitutes Cause (as defined in Section 2.6 above without regard to any definition of Cause in any Individual Agreement), whether or not the Participant’s employment is terminated for Cause; (iii) making, or causing or attempting to cause any other person to make, any statement, either written or oral, or conveying any information about the Company or any other Employer which is disparaging or which in any way reflects negatively upon the Company or the Employer; (iv) improperly disclosing or otherwise misusing any confidential information regarding the Company or any Employer; or (v) the refusal or failure of a Participant to provide, upon the request of the Company, a certification, in a form satisfactory to the Company, that he or she has not engaged in any activity described in clauses (i)-(iv).
15.5Assumption or Acceleration of Awards. In the event of a sale of all or substantially all of the assets or stock of the Company, the merger of the Company with or into another corporation such that shareholders of the Company immediately prior to the merger exchange their shares of stock in the Company for cash and/or shares of another entity or any other corporate transaction to which the Committee deems this provision applicable (a “Corporate Event”), each Award outstanding at the time of the Corporate Event shall be assumed or an equivalent Award shall be substituted by the successor corporation or a parent or subsidiary of such successor corporation (and adjusted as appropriate), unless such successor corporation does not agree to assume the Award or to substitute an equivalent award, in which case the Committee may, in lieu of such assumption or substitution, provide for the Participant to have the right to exercise the Option or other Award as to all Shares, including Shares as to which the Option or other Award would not otherwise be exercisable (or with respect to Restricted Stock or Restricted Stock Units, provide that all restrictions shall lapse). If the Committee makes an Option or other Award fully exercisable in lieu of assumption or substitution in the event of a Corporate Event, the Committee shall notify the Participant that, subject to rescission if the Corporate Event is not successfully completed within a certain period, the Option or other Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice (or such other period as provided by the Committee), and, to the extent not exercised, the Option or other Award will terminate upon the expiration of such period. Alternatively, the Committee may make provision for a cash payment in settlement of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards, based upon, to the extent relevant under the circumstances, the distribution or consideration payable to holders of Shares upon or in respect of the Corporate Event. The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash settlement and, in the case of Options, SARs or similar rights, but without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the per share amount payable upon or in respect of such event over the Option Price or SAR Price, as applicable, of the Award and may cancel each Option or SAR with an Option Price or SAR Price greater than the per share amount payable upon or in respect of such event without any payment to the person holding such Option or SAR. Any actions taken under this Section 15.5 shall be valid with respect to a 409A Award only to the extent that such action complies with Code section 409A.

ARTICLE 16MISCELLANEOUS PROVISIONS
16.1Restrictions on Shares. All certificates for Shares delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules and regulations of the Securities and Exchange Commission, any securities exchange or quotation or trading system on which Shares are traded and any applicable federal, state, local or foreign laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of the benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or quotation or trading system on which Shares are traded.
16.2Rights of a Shareholder. Except as otherwise provided in Article 7 or in the applicable Restricted Stock Award Agreement, each Participant who receives an Award of Restricted Stock shall have all of the rights of a shareholder with respect to such Shares, including the right to vote the Shares to the extent, if any, such Shares possess voting rights and receive dividends and other distributions. No Participant awarded an Option or Stock Appreciation Right shall have any right as a shareholder with respect to any Shares covered by such Award (including but not limited to the right to vote the Shares) prior to the date on which the Participant becomes the record holder of such Shares. Except as provided otherwise in the Plan or in an Award Agreement, no Participant awarded a Restricted Stock Unit, Performance Share, Performance Stock Unit, or Performance Unit shall have any right as a shareholder with respect to any Shares covered by such Award (including but not limited to the right to vote the Shares) prior to the date on which the Participant becomes the record holder of such Shares.
16.3No Implied Rights. Nothing in the Plan or any Award granted under the Plan shall confer upon any Participant any right to continue in the service of the Employer, or to serve as a member of the Board, or interfere in any way with the right of the Employer to terminate his or her employment or other service relationship at any time. Except to the extent approved by the Board, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan, severance program, or other arrangement of the Employer for the benefit of its employees. No Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unfunded and unsecured general creditor of the Company.
16.4Compliance with Laws. The Plan and the grant of Awards shall be subject to all applicable federal, state local and foreign laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not Insiders. If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of shares subject to any Award is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such Award may be exercised in whole or in part (as applicable), no such Award may be paid out (as applicable) and no shares may be issued pursuant to such Award (as applicable) unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.
16.5Compliance with Code Section 409A. At all times, this Plan shall be interpreted and operated (i) with respect to 409A Awards in accordance with the requirements of Code section 409A, and (ii) to maintain the exemptions from Code section 409A of Options, SARs and Restricted Stock and any Awards designed to meet the short-term deferral exception under Code section 409A. To the extent there is a conflict between the provisions of the Plan relating to compliance with Code section 409A and the provisions of any Award Agreement issued under the Plan, the provisions of the Plan control. Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to a 409A Award to the extent such discretionary authority would conflict with Code section 409A. In addition, to the extent required to avoid a violation of the applicable rules under Code section 409A by reason of Code section 409A(a)(2)(B)(i), any payment under an Award shall be delayed until the earliest date of payment that will result in compliance with the rules of Code section 409A(a)(2)(B)(i) (regarding the required six-month delay for distributions to specified employees that are related to a separation from service). To the extent that a 409A Award provides for payment upon the recipient’s termination of employment as an employee or cessation of service as a Director, the 409A Award shall be deemed to require payment upon the individual’s “separation from service” within the meaning of Code section 409A. In the event that an Award shall be deemed not to comply with Code section 409A, then neither the Company, the Board of Directors, the Committee nor its or their designees or agents, nor any of their affiliates, assigns or successors (each a “protected party”) shall be liable to any Award recipient or other person for actions, inactions, decisions, indecisions or any other role in relation to the Plan by a protected party if made or undertaken in good faith or in reliance on the advice of counsel (who may be counsel for the Company), or made or undertaken by someone other than a protected party.

16.6Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company or any Employer (or the Affiliates and/or its subsidiaries of an Employer) operate or have employees or Directors, the Committee, in its sole discretion, shall, in addition to the administrative authority set forth in Section 3.3 of this Plan, have the power and authority to: (a) determine which Affiliates and subsidiaries shall be covered by this Plan; (b) determine which employees and/or Directors of an Employer outside the United States are eligible to participate in this Plan; (c) modify the terms and conditions of any Award granted to employees and/or Directors outside the United States to comply with applicable foreign laws; (d) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals. Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law. For purposes of clarity, the terms and conditions contained herein which are subject to variation in a non-U.S. jurisdiction shall be reflected in a written addendum to the Plan and/or Award Agreement for such non-U.S. jurisdiction and such sub-plans and modifications to Plan terms and procedures established pursuant to this Section 16.6 by the Committee shall also be attached to this Plan document as appendices.
16.7Whistleblower Protection. Nothing contained in this Plan or any Award Agreement: (i) shall be deemed to prohibit any Participant from responding to a subpoena or order of a court or other governmental authority to testify or give evidence or engaging in conduct otherwise protected by the Sarbanes-Oxley Act; (ii) shall be deemed to prohibit any Participant from providing truthful information in good faith to any federal, state, or local governmental body, agency, or official investigating an alleged violation of any antidiscrimination or other employment-related law or otherwise gathering information or evidence pursuant to any official investigation, hearing, trial, or proceeding; (iii) is intended in any way to intimidate, coerce, deter, persuade, or compensate any Participant with respect to providing, withholding, or restricting any communication whatsoever to the extent prohibited under 18 U.S.C. §§ 201, 1503, or 1512 or under any similar or related provision of state or federal law; and (iv) is intended to require any Participant to provide notice to the Company, any Affiliate or any subsidiary or an attorney of any such entity before reporting any possible violations of federal law or regulation to any governmental agency or entity (“Whistleblower Disclosures”) or to provide notice to the Company, any Affiliate, or any subsidiary or any attorney of any such entity after any Participant has made any such Whistleblower Disclosures.
16.8Transfer of Employee. The transfer of an employee of the Company or any Employer from one Employer (or Affiliate or subsidiary of an Employer) to another Employer (or Affiliate or subsidiary of the other Employer) shall not be considered a termination of employment for Plan purposes unless required by applicable law; nor shall it be considered a termination of employment if an employee is placed on military, disability or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship. If an employee’s employment or other service relationship is with an Affiliate or subsidiary of an Employer and that entity ceases to be an Affiliate or subsidiary of the Employer, a termination of employment shall be deemed to have occurred when the entity ceases to be an Affiliate or subsidiary of such Employer unless the employee transfers the Employee’s employment or other service relationship to the Employer or its remaining Affiliates or subsidiaries.
16.9Successors. The terms of the Plan shall be binding upon the Company, and its successors and assigns.
16.10Tax Elections. Each Participant shall give the Committee prompt written notice of any election made by such Participant under Code section 83(b) or any similar provision thereof. Notwithstanding the preceding sentence, the Committee may condition any award on the Participant not making an election under Code section 83(b).
16.11No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award; in the discretion of the Committee, the Company shall forfeit the value of fractional shares or make cash payments in lieu of fractional Shares.
16.12Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares under the Plan prior to:
(a)Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and
(b)Completing any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines are necessary or advisable.

16.13Inability to Obtain Authority. The inability of the Company (after reasonable efforts) to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and/or sale of any Awards or Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue and/or sell such Awards or Shares as to which such requisite authority shall not have been obtained.
16.14Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
16.15Legal Construction.
(a)Severability. If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would result in the Plan or any Award Agreement not complying with any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.
(b)Gender and Number. Where the context permits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.
(c)Governing Law. To the extent not preempted by federal law, the Plan and all Award Agreements hereunder, shall be construed in accordance with and governed by the substantive laws of the State of North Carolina, excluding any conflicts or choice or law rule or principle that might otherwise refer construction or interpretation of the Plan or the Award Agreement (as applicable) to the substantive law of any other jurisdiction. Unless otherwise provided in the applicable Award Agreement, the recipient of an Award is deemed to submit to the exclusive jurisdiction and venue of the Federal and state courts of North Carolina to resolve any and all issues that may arise out of or relate to the Plan or such Award Agreement.

WOLFSPEED, INC. 4600 SILICON DRIVE DURHAM, NC 27703

VOTE BY INTERNET

Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on October 22, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdermeeting.com/WOLF2023

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on October 22, 2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to WOLFSPEED, INC. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
V22593-P98270	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

WOLFSPEED, INC. The Board of Directors recommends that you vote FOR the following:		For All	Withhold All	For All Except
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

1. ELECTION OF DIRECTORS Nominees: 01) Glenda M. Dorchak 02) John C. Hodge 03) Clyde R. Hosein 04) Darren R. Jackson 05) Duy-Loan T. Le	06) Gregg A. Lowe 07) John B. Replogle 08) Marvin A. Riley 09) Stacy J. Smith 10) Thomas H. Werner	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5 and for ONE YEAR for Proposal 6:

2. APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 200,000,000 TO 400,000,000.
						For ☐	Against ☐	Abstain ☐
3. APPROVAL OF THE WOLFSPEED, INC. 2023 LONG-TERM INCENTIVE COMPENSATION PLAN.						☐	☐	☐
4. RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2024.						☐	☐	☐
5. ADVISORY (NONBINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION.						☐	☐	☐

					One year	Two years	Three years	Abstain
6. ADVISORY (NONBINDING) VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION.					☐	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 3, 4 and 5 and for ONE YEAR for Proposal 6. If any other matters properly come before the meeting or any adjournments thereof, the persons named in this proxy will vote in their discretion, all as more specifically set forth in the Notice of Annual Meeting and Proxy Statement dated September [_], 2023, receipt of which is hereby acknowledged.

Please sign your name exactly as it appears on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)				Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V22594-P98270

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
WOLFSPEED, INC. ANNUAL MEETING OF SHAREHOLDERS OCTOBER 23, 2023
The undersigned hereby appoints Gregg A. Lowe and Bradley D. Kohn, and each of them individually, as proxies and attorneys-in-fact of the undersigned, with full power of substitution, to represent the undersigned and to vote, in accordance with the directions in this proxy, all of the shares of stock of Wolfspeed, Inc. (the “Company”) that the undersigned is entitled to vote at the 2023 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held virtually at www.virtualshareholdermeeting.com/WOLF2023 and in person at the offices of the corporation in the Executive Conference Center, 4408 Silicon Drive, Durham, North Carolina 27703, on Monday, October 23, 2023 at 12:00 p.m. local time, and any and all adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2, 3, 4 AND 5, AND FOR ONE YEAR FOR PROPOSAL 6.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE